UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Asset Allocation Fund

Annual Report

September 30, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asset Allocation Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Asset Allocation Fund for the 12-month period that ended September 30, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first nine months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and long-term debt credit rating downgrades within the U.S., further added to investor anxiety. Despite these headwinds, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4%. While still positive, it’s a much slower pace of growth than experienced in the second half of 2010, and it’s notably lower than consensus forecasts had predicted. Nevertheless, the “final” estimate of second-quarter 2011 GDP (which was released on September 29) was 1.3%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activities are considered key to long-term economic growth by many observers, the persistent weakness in both areas bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment

Letter to Shareholders	Wells Fargo Advantage Asset Allocation Fund	3

and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, 2011, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” In addition to low rates, at its last meeting held on September 21, 2011, the Fed introduced its version of “Operation Twist,” where the Fed will focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the final three months of the reporting period, both bonds and equities experienced an unusually high level of volatility not typical for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+1. While this did not diminish the U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece and its ability to service its sovereign debt was a focus of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later, Greece’s financial problems returned to the forefront of investors’ minds as the country failed to make significant progress in addressing its financial condition. As result, fear spread and market volatility spiked during the third quarter, with investors becoming more concerned about

1.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Asset Allocation Fund	Letter to Shareholders

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets early for most of the period. Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns.

the negative impact of a Greek default on the periphery European countries and those developed countries with large exposures to Greece, such as France.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets early for most of the period. Further supporting equities during the period was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the market demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter of 2011.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final two months of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses but finished the period significantly lower than where they began.

After the S&P 500 Index2 and the Dow Jones Industrial Average3 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. On a year-to-date basis, the S&P 500 Index posted a total return of -8.68% through September 30, 2011. For the 12-month reporting period, the S&P 500 Index managed a modest gain of 1.14%.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during most of the first nine months of 2011. Considering the shape of the curve, the best-performing

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Asset Allocation Fund	5

maturities across most segments of the fixed-income market were longer-dated bonds. For example, for the 12-month period that ended September 30, 2011, the 20- to 30-year range of the Treasury market posted a total return of 19.18%, while the one- to five-year maturities returned 2.21%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective February 1, 2012, the Fund’s target asset allocation will change from:

Investing at least 25% of the Fund’s assets in fixed income securities and at least 25% of the Fund’s assets in equity securities.

to

Investing at least 15% of the Fund’s assets in fixed income securities and at least 25% of the Fund’s assets in equity securities.

6	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

PORTFOLIO MANAGER

Ben Inker4

FUND INCEPTION

July 29, 1996

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	0.94%
GMO Global Balanced Index[1]	(1.86%)
Barclays Capital U.S. Aggregate Bond Index[2]	5.26%
MSCI ACWI Index (Net)[3]	(6.01%)

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.87% for Class A. The Fund’s gross and net expense ratios are 1.32% and 1.32%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The GMO Global Balanced Index is a composite benchmark computed by GMO. As of May 1, 2007, the GMO Global Balanced Index is comprised of 65% MSCI All Country World Index (Net) and 35% Barclays Capital U.S. Aggregate Bond Index. Prior to May 1, 2007 it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-US Index and 35% Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

2.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

3.	The MSCI All Country World Index (Net) (MSCI ACWI Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4.	The Fund invests substantially all of its assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker, senior member of GMO’s Asset Allocation Division, is responsible for coordinating the portfolio management of Asset Allocation Trust.

5.	The chart compares the performance of the Wells Fargo Advantage Asset Allocation Fund Class A shares for the most recent ten years with the GMO Global Balanced Index, MSCI AWCI Index (Net), and the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	7

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed its benchmark, the GMO Global Balanced Index for the 12-month period that ended September 30, 2011.

■	Our asset allocation decisions detracted from relative results, in part due to an overweight to emerging markets within international equities.

■	Our stock selection was broadly positive, with significant contributions coming from an emphasis on high quality within our portfolios.

■	Specifically within our fixed-income portfolio, our decision to emphasize defensive cash-like holdings detracted from relative performance

The Fund outperformed its benchmark as riskier assets came under pressure in the second half of the 12-month period. Despite significant falls in risk asset prices, the portfolio had a positive return for the period in large part due to its overall defensive posture.

Sovereign debt default fears returned to the forefront in 2011 and substantially derailed the stock market rally that had been solidly in place for the 2010 calendar year. Fears about the solvency of peripheral European economies and concerns about the U.S. long-term credit downgrade by Standard & Poor’s led to a severe market downturn during the reporting period. This downturn began in May 2011 and continued for five months through the end of September. As the markets fell, the most risky assets saw the biggest price drops, while companies with historically high, consistent profitability and low leverage held their ground. Since the stock market bottom in 2009, a significant gap had opened up between these high-quality companies and low-quality speculative stocks. However, as the economic prognosis worsened over the summer, renewing fears of a “double-dip” recession, this relative performance gap was substantially unwound.

Bond markets were not immune to the volatility that had affected stocks and, predictably, were swamped with flight-to-quality outflows as investors sought to preserve their capital. Declines in bond yields were perhaps even more violent than usual as investors fretted about the possibility of a sovereign debt default in Europe and the deterioration in sovereign credit quality overall.

TEN LARGEST EQUITY HOLDINGS[6] (AS OF SEPTEMBER 30, 2011)
GMO Quality Equity Fund Class VI	26.12%
GMO Strategic Fixed Income Fund Class VI	17.23%
GMO Alpha Only Fund Class IV	11.30%
GMO International Core Equity Fund Class VI	11.22%
GMO Emerging Markets Fund Class VI	10.90%
GMO International Intrinsic Value Fund Class IV	5.47%
GMO Special Situations Fund Class VI	4.17%
GMO International Growth Equity Fund Class IV	3.90%
GMO Flexible Equities Fund Class VI	3.72%
GMO Domestic Bond Fund Class VI	2.48%

We managed the fund with a modest defensive posture and a bias toward high-quality stocks

The Fund continued to maintain a modestly defensive stance through a slight underweight to equities. This underweight in equities during a falling equity market helped relative performance. Our overweight to emerging markets stocks, however, detracted from performance as the emerging markets were negatively affected by investors’ increasing risk aversion. Our decision to invest solely in high-quality stocks in the United States helped performance, as companies with low leverage and high, consistent profitability substantially outpaced the stocks of more speculative firms.

6.	The ten largest holdings are calculated based on the value of the Asset Allocation Trust holdings divided by the total net assets of the Asset Allocation Trust. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

Within our fixed-income allocation, we emphasized short-term strategies aimed at providing a better return than cash, as opposed to holding more interest-rate-sensitive securities. The unprecedented central bank intervention coupled with the sovereign debt crisis—and subsequent ultra-low bond yields—not only left bonds exposed to a possible increase in inflation but also left little margin for error for longer-term investors. In our view, at these low yields, even a modest amount of inflation is likely to saddle investors with mediocre returns at best and significantly disappointing returns at worst. However, our decision to emphasize defensive cash-like holdings detracted from returns as fixed-income markets rallied during the period.

Where we do own fixed income, we have favored medium-duration Australian and New Zealand government bonds. During the 12-month period, we continued to benefit from our position in previously out-of-favor floating-rate asset-backed bonds. Our holdings benefited as the asset-backed market continued to stabilize in terms of pricing and liquidity.

PORTFOLIO ALLOCATION[7] (AS OF SEPTEMBER 30, 2011)

We remain focused on our strategy of seeking to outperform by overweighting the asset classes that we believe are undervalued.

Our asset allocation philosophy is based upon the thesis that asset class valuations tend to revert to the mean over time. We attempt to capture this mean reversion by estimating what we believe each asset class will return over a seven-year horizon. We then tilt the portfolio accordingly—away from what we believe are expensive asset classes and toward those that we think are undervalued.

Overall, we believe that a slight underweight to stocks is warranted, along with a dual overweight to high-quality U.S. stocks and to emerging markets. At the end of the reporting period, our forecasts suggested that U.S. large-cap stocks remained overvalued despite having fallen substantially. However, we continue to like high-quality U.S. stocks. We believe that high-quality companies have the potential to maintain profitability throughout the economic cycle. We also believe that emerging markets are more reasonably valued than the U.S. market and continue to hold a limited overweight to the asset class. Our interest in emerging markets is tempered by ongoing concerns about an overheating Chinese economy and the likelihood that any weakness in developed economies will also affect emerging markets.

We have a less sanguine view of sovereign bond markets. In our view, investors’ ongoing search for yield has rendered almost the entire asset class heavily overvalued. With yields on 10-year U.S. Treasuries near 2% at the end of September, and with long-term inflation expectations in the range of 2% to 2.5%, we do not find debt issued by the United States Treasury to be attractive. Although we maintain a slight overweight to fixed income, most of our exposure is either in cash or in instruments with similarly low interest-rate sensitivity. We believe that an uncertain outlook and unattractive valuations within many areas of both the bond and stock markets justify holding a certain amount of “dry powder” so that we can take advantage of any opportunities that may arise.

7.	Portfolio allocation is subject to change and represents the portfolio allocation of the Asset Allocation Trust, which is calculated based on the total assets of the Asset Allocation Trust.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	9

AVERAGE ANNUAL TOTAL RETURN8(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (EAAFX)	07/29/1996	(10.48)	(4.88)	1.28	6.07	(5.03)	0.94	2.48	6.70	1.32%	1.32%
Class B (EABFX)**	10/03/2002	(10.14)	(4.81)	1.43	6.19	(5.41)	0.17	1.72	6.19	2.07%	2.07%
Class C (EACFX)	10/03/2002	(6.36)	(0.82)	1.73	5.95	(5.36)	0.18	1.73	5.95	2.07%	2.07%
Class R (EAXFX)	10/10/2003					(5.08)	0.71	2.24	6.47	1.57%	1.57%
Administrator Class (EAIFX)	10/03/2002					(4.93)	1.12	2.73	6.96	1.16%	1.10%
GMO Global Balanced Index						(9.44)	(1.86)	1.39	4.60
Barclays Capital U.S. Aggregate Bond Index						6.20	5.26	6.53	5.66
MSCI ACWI Index (Net)						(17.22)	(6.01)	(1.59)	4.45

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high yield securities risk,

8.	Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund. Historical performance shown for Class B, Class C and Class R shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class B, Class C and Class R shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance for Class A prior to October 3, 2002 is based on the performance of Class III of the Evergreen Asset Allocation Fund’s predecessor, GMO Global Balanced Allocation Fund (the “GMO Fund”). Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower.

9.	Reflects the expense ratios as stated in the most recent prospectuses.

10.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R and 0.64% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Fund Expenses	Wells Fargo Advantage Asset Allocation Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Asset Allocation Fund	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$949.68	$4.06	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%
Class B
Actual	$1,000.00	$945.90	$7.71	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Class C
Actual	$1,000.00	$946.40	$7.71	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Class R
Actual	$1,000.00	$949.22	$5.28	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Administrator Class
Actual	$1,000.00	$950.73	$3.08	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19	0.63%

12	Wells Fargo Advantage Asset Allocation Fund	Fund Expenses

Wells Fargo Advantage Asset Allocation Fund Including Underlying Fund Expenses	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$949.68	$6.55	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78	1.34%
Class B
Actual	$1,000.00	$945.90	$10.20	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.56	2.09%
Class C
Actual	$1,000.00	$946.40	$10.20	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.56	2.09%
Class R
Actual	$1,000.00	$949.22	$7.77	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$8.04	1.59%
Administrator Class
Actual	$1,000.00	$950.73	$5.57	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
Asset Allocation Trust
Actual	$1,000.00	$954.10	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00	0.00%
Asset Allocation Trust Including Underlying Fund Expenses
Actual	$1,000.00	$954.10	$2.50	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.59	0.51%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Statement of Assets and Liabilities—September 30, 2011	Wells Fargo Advantage Asset Allocation Fund	13

Assets
Investment in Asset Allocation Trust, at value	$7,447,698,437
Receivable for Fund shares sold	12,095,731
Prepaid expenses and other assets	249,342

Total assets	7,460,043,510

Liabilities
Payable for investments purchased	955,200
Payable for Fund shares redeemed	12,926,538
Advisory fee payable	1,487,388
Distribution fees payable	2,573,099
Due to other related parties	2,239,184
Shareholder servicing fees payable	1,717,380
Accrued expenses and other liabilities	1,118,482

Total liabilities	23,017,271

Total net assets	$7,437,026,239

NET ASSETS CONSIST OF
Paid-in capital	$6,945,367,831
Accumulated net investment loss	(162,794)
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	491,996,795

Total net assets	$7,437,026,239

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,336,094,697
Shares outstanding – Class A	199,644,959
Net asset value per share – Class A	$11.70
Maximum offering price per share – Class A2	$12.41
Net assets – Class B	$917,860,482
Shares outstanding – Class B	79,522,621
Net asset value per share – Class B	$11.54
Net assets – Class C	$2,736,063,792
Shares outstanding – Class C	242,124,431
Net asset value per share – Class C	$11.30
Net assets – Class R	$23,580,225
Shares outstanding – Class R	2,034,844
Net asset value per share – Class R	$11.59
Net assets – Administrator Class	$1,423,427,043
Shares outstanding – Administrator Class	120,903,799
Net asset value per share – Administrator Class	$11.77

Investment in Asset Allocation Trust, at cost	$6,955,701,642

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asset Allocation Fund	Statement of Operations—Year Ended September 30, 2011

Investment income	$0

Expenses
Advisory fee	18,055,483
Administration fees
Fund level	7,624,385
Class A	6,845,480
Class B	2,983,103
Class C	8,176,821
Class R	60,790
Administrator Class	1,325,096
Shareholder servicing fees
Class A	6,567,663
Class B	2,866,027
Class C	7,862,327
Class R	58,452
Administrator Class	2,874,829
Distribution fees
Class B	8,605,105
Class C	23,586,982
Class R	58,452
Custody and accounting fees	460,571
Professional fees	42,067
Registration fees	484,272
Shareholder report expenses	317,443
Trustees’ fees and expenses	28,152
Other fees and expenses	712,573

Total expenses	99,596,073
Less: Fee waivers and/or expense reimbursements	(473,087)

Net expenses	99,122,986

Net investment loss	(99,122,986)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	183,667,716
Net change in unrealized gains (losses) on investments	4,899,271

Net realized and unrealized gains (losses) on investments	188,566,987

Net increase in net assets resulting from operations	$89,444,001

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Asset Allocation Fund	15

	Year Ended September 30, 2011		Year Ended September 30, 2010[1,2]		Year Ended December 31, 2009[2]

Operations
Net investment loss		$(99,122,986)		$(771,779,518)		$(99,912,922)
Net realized gains (losses) on investments		183,667,716		43,099,514		(80,975,479)
Net change in unrealized gains (losses) on investments		4,899,271		278,658,287		1,804,992,066

Net increase in net assets resulting from operations		89,444,001		244,578,283		1,624,103,665

Distributions to shareholders from
Net investment income
Class A		(31,605,936)		(701,276)		(71,644,708)
Class B		(6,042,152)		(316,978)		(22,606,287)
Class C		(16,402,935)		(817,749)		(57,811,028)
Class R		(237,503)		(4,151)		(349,647)
Administrator Class		(19,306,658)		(157,061)[3]		(16,320,531)[3]
Tax basis return of capital
Class A		(5,254,770)		0		0
Class B		(2,316,998)		0		0
Class C		(6,485,273)		0		0
Class R		(47,049)		0		0
Administrator Class		(2,626,629)		0		0

Total distributions to shareholders		(90,325,903)		(1,997,215)		(168,732,201)

Capital share transactions
Proceeds from shares sold
Class A	36,452,037	445,536,399	35,552,803	401,829,191	59,076,580	606,458,405
Class B	313,944	3,787,270	498,226	5,599,456	7,628,802	71,196,801
Class C	18,849,205	222,844,817	24,465,009	268,651,425	49,239,545	486,999,491
Class R	574,211	6,964,858	622,756	6,974,350	600,110	5,972,323
Administrator Class	81,397,626	995,135,771	25,990,432 [3]	295,184,259 [3]	33,030,778 [3]	348,312,683 [3]

		1,674,269,115		978,238,681		1,518,939,703

Reinvestment of distributions
Class A	2,695,299	32,316,658	49,006	560,635	5,026,164	57,397,276
Class B	647,008	7,692,926	25,594	289,979	1,826,618	20,704,265
Class C	1,402,058	16,319,948	52,016	577,380	3,702,128	41,068,571
Class R	19,079	226,859	284	3,222	23,786	269,730
Administrator Class	1,340,622	16,141,091	13,223 [3]	152,064 [3]	1,380,914 [3]	15,839,082 [3]

		72,697,482		1,583,280		135,278,924

Payment for shares redeemed
Class A	(91,092,267)	(1,105,213,800)	(54,734,018)	(616,798,097)	(74,867,844)	(744,435,975)
Class B	(29,535,465)	(357,644,777)	(17,935,083)	(200,190,351)	(31,143,868)	(303,708,262)
Class C	(67,919,375)	(803,511,229)	(50,884,765)	(555,383,999)	(67,957,645)	(650,123,293)
Class R	(350,894)	(4,260,047)	(272,388)	(3,042,662)	(365,665)	(3,685,505)
Administrator Class	(30,302,702)	(371,641,483)	(13,555,297)[3]	(152,823,773)[3]	(15,357,321)[3]	(157,669,807)[3]

		(2,642,271,336)		(1,528,238,882)		(1,859,622,842)

Net decrease in net assets resulting from capital share transactions		(895,304,739)		(548,416,921)		(205,404,215)

Total increase (decrease) in net assets		(896,186,641)		(305,835,853)		1,249,967,249

Net assets
Beginning of period		8,333,212,880		8,639,048,733		7,389,081,484

End of period		$7,437,026,239		$8,333,212,880		$8,639,048,733

Undistributed (accumulated) net investment income (loss)		$(162,794)		$16,547,527		$1,633,435

1.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Asset Allocation Fund.

3.	Class I shares of Evergreen Asset Allocation Fund became Administrator Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

	Year Ended September 30,		Year Ended December 31,
Class A	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.76	$11.37	$9.38	$14.91	$14.81	$14.09
Net investment income (loss)	(0.09)	(0.08)	(0.08)	(0.11)[3]	0.27	0.35 [3]
Net realized and unrealized gains (losses) on investments	0.20	0.47	2.34	(3.17)	0.77	1.23

Total from investment operations	0.11	0.39	2.26	(3.28)	1.04	1.58
Distributions to shareholders from
Net investment income	(0.14)	(0.00)[4]	(0.27)	(1.08)	(0.58)	(0.44)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.03)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.17)	(0.00)[4]	(0.27)	(2.25)	(0.94)	(0.86)
Net asset value, end of period	$11.70	$11.76	$11.37	$9.38	$14.91	$14.81
Total return[5]	0.94%	3.45%	24.10%	(22.31)%	7.09%	11.32%
Ratios to average net assets (annualized)
Gross expenses[6]	0.85%	0.85%	0.87%	0.82%	0.84%	0.89%
Net expenses[6]	0.84%	0.85%	0.87%	0.81%	0.81%	0.89%
Net investment income (loss)	(0.84)%	(0.85)%	(0.87)%	(0.81)%	1.73%	2.39%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$2,336,095	$2,957,689	$3,077,187	$2,640,410	$4,405,430	$3,873,495

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class A of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class B	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.60	$11.27	$9.30	$14.75	$14.65	$13.95
Net investment income (loss)	(0.19)[3]	(0.14)	(0.17)	(0.20)[3]	0.15	0.23
Net realized and unrealized gains (losses) on investments	0.21	0.47	2.32	(3.13)	0.77	1.22

Total from investment operations	0.02	0.33	2.15	(3.33)	0.92	1.45
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[4]	(0.18)	(0.95)	(0.46)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.01)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.08)	(0.00)[4]	(0.18)	(2.12)	(0.82)	(0.75)
Net asset value, end of period	$11.54	$11.60	$11.27	$9.30	$14.75	$14.65
Total return[5]	0.17%	2.95%	23.14%	(22.94)%	6.33%	10.53%
Ratios to average net assets (annualized)
Gross expenses[6]	1.60%	1.60%	1.62%	1.56%	1.54%	1.59%
Net expenses[6]	1.59%	1.59%	1.62%	1.56%	1.54%	1.59%
Net investment income (loss)	(1.59)%	(1.59)%	(1.62)%	(1.56)%	0.91%	1.60%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$917,860	$1,253,485	$1,415,023	$1,369,657	$2,131,841	$2,050,316

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class B of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class C	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.36	$11.04	$9.12	$14.47	$14.39	$13.71
Net investment income (loss)	(0.19)[3]	(0.14)	(0.16)	(0.20)[3]	0.16	0.24
Net realized and unrealized gains (losses) on investments	0.21	0.46	2.27	(3.06)	0.74	1.19

Total from investment operations	0.02	0.32	2.11	(3.26)	0.90	1.43
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[4]	(0.19)	(0.92)	(0.46)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.01)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.08)	(0.00)[4]	(0.19)	(2.09)	(0.82)	(0.75)
Net asset value, end of period	$11.30	$11.36	$11.04	$9.12	$14.47	$14.39
Total return[5]	0.18%	2.92%	23.08%	(22.85)%	6.29%	10.56%
Ratios to average net assets (annualized)
Gross expenses[6]	1.60%	1.60%	1.62%	1.56%	1.54%	1.59%
Net expenses[6]	1.59%	1.60%	1.62%	1.56%	1.54%	1.59%
Net investment income (loss)	(1.59)%	(1.60)%	(1.62)%	(1.56)%	1.01%	1.76%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$2,736,064	$3,290,791	$3,490,657	$3,019,585	$4,666,033	$4,100,205

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class C of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class R	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.66	$11.29	$9.32	$14.82	$14.73	$14.02
Net investment income (loss)	(0.10)	(0.06)	(0.11)[3]	(0.14)[3]	0.25	0.34 [3]
Net realized and unrealized gains (losses) on investments	0.19	0.43	2.33	(3.15)	0.75	1.20

Total from investment operations	0.09	0.37	2.22	(3.29)	1.00	1.54
Distributions to shareholders from
Net investment income	(0.13)	(0.00)[4]	(0.25)	(1.04)	(0.55)	(0.41)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.03)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.16)	(0.00)[4]	(0.25)	(2.21)	(0.91)	(0.83)
Net asset value, end of period	$11.59	$11.66	$11.29	$9.32	$14.82	$14.73
Total return[5]	0.71%	3.30%	23.77%	(22.52)%	6.83%	11.10%
Ratios to average net assets (annualized)
Gross expenses[6]	1.09%	1.10%	1.12%	1.06%	1.04%	1.09%
Net expenses[6]	1.09%	1.09%	1.12%	1.06%	1.04%	1.09%
Net investment income (loss)	(1.09)%	(1.09)%	(1.12)%	(1.06)%	1.61%	2.33%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$23,580	$20,893	$16,279	$11,035	$12,935	$9,546

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class R of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Administrator Class	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.84	$11.42	$9.42	$14.99	$14.90	$14.16
Net investment income (loss)	(0.08)[3]	(0.01)	(0.06)[3]	(0.07)[3]	0.31	0.39
Net realized and unrealized gains (losses) on investments	0.22	0.43	2.36	(3.20)	0.77	1.25

Total from investment operations	0.14	0.42	2.30	(3.27)	1.08	1.64
Distributions to shareholders from
Net investment income	(0.17)	(0.00)[4]	(0.30)	(1.13)	(0.63)	(0.48)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.04)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.00)[4]	(0.30)	(2.30)	(0.99)	(0.90)
Net asset value, end of period	$11.77	$11.84	$11.42	$9.42	$14.99	$14.90
Total return[5]	1.12%	3.70%	24.40%	(22.12)%	7.29%	11.73%
Ratios to average net assets (annualized)
Gross expenses[6]	0.65%	0.63%	0.62%	0.57%	0.54%	0.59%
Net expenses[6]	0.63%	0.60%	0.62%	0.57%	0.54%	0.59%
Net investment income (loss)	(0.63)%	(0.60)%	(0.62)%	(0.56)%	2.18%	2.98%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$1,423,427	$810,355	$639,903	$348,394	$337,645	$272,772

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class I of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). At September 30, 2011, the Fund owned 100% of Asset Allocation Trust. The consolidated financial statements of Asset Allocation Trust, including the Consolidated Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Consolidated Financial Statements, which is included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$156,007,849	$(183,667,716)	$27,659,867

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

22	Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2011, the Fund’s investment in Asset Allocation Trust carried at fair value was designated as Level 2 input.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund	23

fund level administration fee starting at 0.10% and declining to 0.06% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C and Class R	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $521,430 from the sale of Class A shares and $13,254, $1,374,927 and $116,722 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended September 30, 2011, the Fund made aggregate purchases and sales of $51,543,220 and $1,149,183,908, respectively, in its investment into Asset Allocation Trust.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $17,030 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2011, the nine months ended September 30, 2010 and year ended December 30, 2009 were as follows:

	Year ended September 30, 2011	Nine months ended September 30, 2010	Year ended December 30, 2009
Ordinary Income	$73,595,184	$1,997,215	$168,732,201
Return of Capital	16,730,719	0	0

24	Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements

As of September 30, 2011, the components of distributable earnings on a tax basis consisted of $491,821,202 of unrealized gains.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Asset Allocation Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

26	Wells Fargo Advantage Asset Allocation Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, 100% of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	27

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Asset Allocation Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	29

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 0.00%
U.S. Department of Transportation 144A	6.00%	12/07/2021	$200,000	$218,424

Total Agency Securities (Cost $196,915)				218,424

Asset-Backed Securities: 1.39%
ACAS Business Loan Trust Series 2007-1A Class C 144A±	0.58	08/16/2019	665,839	652,522
ACAS Credit CDO Series 2007-1A Class A 144A±	1.28	11/23/2052	1,499,437	14,994
Accredited Mortgage Loan Trust Series 2004-4 Class A1B±	0.72	01/25/2035	104,471	80,835
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASL1 Class A±	0.51	10/25/2036	2,800,000	812,000
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASL3 Class A2±	0.47	02/25/2036	277,754	59,717
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASP2 Class A2C±	0.51	03/25/2036	597,971	494,821
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASP4 Class C±	0.43	08/25/2036	283,179	260,879
ACE Securities Corporation Home Equity Loan Trust Series 2006-CW1 Class C±	0.43	07/25/2036	898,710	833,553
ACE Securities Corporation Home Equity Loan Trust Series 2006-HE2 Class A±	0.49	05/25/2036	1,521,246	760,623
ACE Securities Corporation Home Equity Loan Trust Series 2006-OP1 Class A±	0.48	04/25/2036	1,100,000	616,000
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL1 Class A±	0.49	09/25/2035	489,765	89,382
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL3 Class A2±	0.50	06/25/2036	1,246,585	162,056
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL3 Class C±	0.43	06/25/2036	1,071,462	182,149
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL4 Class C±	0.45	09/25/2036	92,023	19,555
ACE Securities Corporation Home Equity Loan Trust Series 2007-ASL1 Class CL±	0.50	12/25/2036	438,938	42,796
ACE Securities Corporation Home Equity Loan Trust Series 2007-HE1 Class A±	0.42	01/25/2037	736,616	226,509
ACE Securities Corporation Home Equity Loan Trust Series 2007-WM1 Class A±	0.40	11/25/2036	573,350	200,673
Aircraft Finance Trust Series 1999-1 Class A1 144A±	0.82	05/15/2024	1,744,801	924,744
Alliance Bancorp Trust Series 2007-S1 Class A11 144A±	0.53	05/25/2037	1,324,676	62,922
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4±	0.39	10/06/2013	1,028,365	1,025,383
AmeriCredit Automobile Receivables Trust Series 2007-BF Class A4±	0.40	12/06/2013	755,463	754,526
AmeriCredit Automobile Receivables Trust Series 2007-DF Class A4B±	0.15	06/06/2014	976,432	975,766
AmeriCredit Prime Automobile Receivables Trust Series 2007-2M Class A4B±	0.85	03/08/2016	2,275,723	2,266,165
Ameriquest Mortgage Securities Incorporated Series 2004-R6 Class A1±	0.54	07/25/2034	794,217	643,316
Ameriquest Mortgage Securities Incorporated Series 2004-X1 Class A14 144A±	0.66	03/25/2034	71,907	57,525
Argent Securities Incorporated Series 2004-W8 Class A5±	0.85	05/25/2034	391,426	342,253
Argent Securities Incorporated Series 2006-M1 Class A2C±	0.48	07/25/2036	8,293,563	2,195,203
Argent Securities Incorporated Series 2006-M2 Class A2B±	0.44	09/25/2036	1,391,827	427,987
Argent Securities Incorporated Series 2006-W2 Class 2AB±	0.52	03/25/2036	1,344,164	416,691
Argent Securities Incorporated Series 2006-W5 Class A2C±	0.48	06/25/2036	1,386,173	376,433
Asset Backed Funding Certificate Series 2006-OPT2 Class A3C±	0.48	10/25/2036	1,750,910	993,641
Asset Backed Funding Certificate Series 2007-NC1 Class A1 144A±	0.55	05/25/2037	2,456,568	1,902,120
Augusta Funding Limited Series 10A Class F1 144A±(a)(i)	0.78	06/30/2017	1,901,923	1,658,204
Bayview Financial Acquisition Trust Series 2004-B Class A1 144A±	1.33	05/28/2039	669,490	229,300
Bayview Financial Acquisition Trust Series 2004-B Class A2 144A±	1.63	05/28/2039	743,878	238,041
Bayview Financial Acquisition Trust Series 2005-A Class A1 144A±	1.33	02/28/2040	1,590,429	944,396
Bear Stearns Asset Backed Securities Incorporated Series 2007-AQ1 Class A1±	0.44	11/25/2036	663,019	457,218
Bear Stearns Asset Backed Securities Incorporated Series 2007-AQ1 Class A2±	0.53	11/25/2036	1,500,000	227,400
Capital Auto Receivable Asset Trust Series 2008-1 Class A4B±	1.69	07/15/2014	598,833	601,078
Carmax Auto Owner Trust Series 2008-2 Class A4B±	1.99	08/15/2013	3,549,870	3,574,790
Centex Home Equity Series 2006-A Class AV3±	0.49	06/25/2036	1,336,530	1,015,763
Charming Shoppes Master Trust Series 2007-1A Class A1 144A±	1.55	09/15/2017	5,400,000	5,411,178
Chase Funding Mortgage Loan Trust Series 2003-3 Class 2A2±	0.87	04/25/2033	22,078	18,545
CLI Funding LLC Series 2006-1A Class A 144A±	0.52	08/18/2021	446,235	408,305

30	Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
CNH Equipment Trust Series 2008-A Class A4B±	2.29%	08/15/2014	$685,343	$686,645
College Loan Corporation Trust Series 2007-2 Class A1±	0.75	01/25/2024	2,600,000	2,595,580
Countrywide Asset-Backed Certificate Series 2006-BC3 Class 2A2±	0.47	02/25/2037	5,200,000	4,032,600
Countrywide Home Equity Loan Trust Series 2007-E Class A±	0.49	06/15/2037	1,093,057	694,091
Crest Exeter Street Solar Series 2004-1A Class A1 144A±	0.89	06/28/2019	896,353	824,645
Crusade Global Trust Series 2006-1 Class A1 144A±	0.58	07/20/2038	809,942	792,411
Crusade Global Trust Series 2007-1 Class A1±	0.58	04/19/2038	1,016,590	983,624
Daimler Chrysler Auto Trust Series 2008-B Class A4A	5.32	11/10/2014	1,968,107	1,984,836
Daimler Chrysler Auto Trust Series 2008-B Class A4B±	2.20	11/10/2014	1,377,675	1,383,144
Dominos Pizza Master Issuer LLC Series 2007-1 Class A2 144A	5.26	04/25/2037	5,900,000	5,929,500
Equity One Asset Backed Securities Incorporated Series 2004-1 Class AV2±	0.63	04/25/2034	57,388	42,942
Franklin Auto Trust Series 2008-A Class A4B±	2.29	05/20/2016	234,282	234,751
G-Force LLC Series 2005-RR2 Class A2 144A	5.16	12/25/2039	1,560,288	1,497,877
GE Business Loan Trust Series 2004-1 Class A 144A±	0.63	05/15/2032	337,117	310,148
GE Business Loan Trust Series 2005-2 Class A 144A±	0.58	11/15/2033	727,328	650,959
GE SeaCo Finance SRL Series 2004-1A Class A 144A±	0.64	04/17/2019	335,833	326,178
Goal Capital Funding Trust Series 2007-1 Class A1±	0.56	06/25/2021	44,672	44,628
Granite Master Issuer plc Series 2004-3 Class A1±	0.68	09/20/2044	210,079	199,680
Granite Master Issuer plc Series 2006-2 Class A4±	0.38	12/20/2054	425,552	403,423
Granite Master Issuer plc Series 2006-3 Class A3±	0.38	12/20/2054	268,772	253,721
GreenPoint Home Equity Loan Trust Series 2004-1 Class A±	0.79	07/25/2029	28,460	18,871
GreenPoint Home Equity Loan Trust Series 2004-4 Class A±	0.90	08/15/2030	35,922	22,388
GSC Partners CDO Fund Limited Series 2003-4A Class A3 144A±	0.98	12/16/2015	128,349	126,424
Guggenheim Structured Real Estate Funding Series 2005-2A Class A 144A±	0.65	08/26/2030	1,238,395	1,126,940
Henderson Receivables LLC Series 2006-3A Class A1 144A±	0.54	09/15/2041	1,273,274	1,154,104
Henderson Receivables LLC Series 2006-4A Class A1 144A±	0.54	12/15/2041	1,818,302	1,655,152
Household Home Equity Loan Trust Series 2005-2 Class A2±	0.65	01/20/2035	418,684	366,480
Household Home Equity Loan Trust Series 2005-3 Class A2±	0.63	01/20/2035	400,523	355,589
Household Home Equity Loan Trust Series 2006-1 Class A1±	0.50	01/20/2036	896,663	799,991
Interstar Millennium Trust Series 2004-2G Class A±	0.94	03/14/2036	1,983,998	1,792,721
Interstar Millennium Trust Series 2005-1G Class A±	0.94	12/08/2036	371,209	334,088
Interstar Millennium Trust Series 2006-2GA Class A2 144A±	0.62	05/27/2038	182,551	169,232
JPMorgan Mortgage Acquisition Corporation Series 2006-WMC4 Class A3±	0.45	12/25/2036	3,942,089	1,378,943
Kildare Securities Limited Series 2007-A1 Class A2 144A±	0.60	12/10/2043	1,461,790	1,271,757
Leek Finance plc Series 17A Class A2B 144A±	0.68	12/21/2037	369,666	330,851
Lehman Asset Backed Securities Corporation Series 2004-2 Class A±	0.77	06/25/2034	67,006	44,224
Lehman Brothers Small Balance Commercial Series 2007-3A Class A21 144A±	1.18	10/25/2037	1,803,819	1,443,055
Marathon Real Estate CDO Series 2006-1A Class A1 144A±	0.66	05/25/2046	4,597,879	3,287,483
Master Second Lien Trust Series 2006-1 Class A±	0.49	03/25/2036	885,640	106,277
MASTR Asset-Backed Securities Trust Series 2005-FRE1 Class A4±	0.58	10/25/2035	236,717	222,514
MASTR Asset-Backed Securities Trust Series 2006-AM3 Class A2±	0.46	10/25/2036	276,708	264,948
MASTR Asset-Backed Securities Trust Series 2006-FRE2 Class A4±	0.48	03/25/2036	2,322,278	894,077
MASTR Asset-Backed Securities Trust Series 2006-HE2 Class A3±	0.48	06/25/2036	1,600,000	492,000
MASTR Asset-Backed Securities Trust Series 2006-HE3 Class A3±	0.48	08/25/2036	3,098,751	852,157
MASTR Asset-Backed Securities Trust Series 2006-NC3 Class A4±	0.49	10/25/2036	1,995,440	648,518
Medallion Trust Series 2005-1G Class A1±	0.45	05/10/2036	255,453	247,212
Medallion Trust Series 2006-1G Class A1±	0.59	06/14/2037	691,446	660,056
Merrill Auto Trust Securitization Series 2007-1 Class A4±	0.40	12/15/2013	107,338	107,273
Merrill Auto Trust Securitization Series 2008-1 Class A4±	2.54	04/15/2015	402,841	405,016
Merrill Lynch Mortgage Investors Series 2007-HE2 Class A2A±	0.45	02/25/2037	624,011	294,034
Merrill Lynch Mortgage Trust Series 2006-C1 Class A2±	0.61	01/25/2047	264,093	171,687

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	31

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
Morgan Stanley ACES SPC Series 2006-13 Class A 144A±	0.83%	06/20/2013	$5,200,000	$4,558,320
Morgan Stanley Asset Backed Securities Capital I Series 2004-SD1 Class A±	0.73	08/25/2034	237,040	177,780
Morgan Stanley Asset Backed Securities Capital I Series 2007-HE4 Class A2C±	0.56	02/25/2037	3,600,000	891,000
Morgan Stanley Home Equity Loans Series 2007-2 Class A1±	0.43	04/25/2037	488,454	413,965
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A3±	0.48	11/25/2036	1,073,664	303,310
National Collegiate Student Loan Trust Series 2005-2 Class A2±	0.48	02/25/2026	21,390	21,347
National Collegiate Student Loan Trust Series 2006-1 Class A2±	0.47	08/25/2023	212,852	208,595
NationStar Home Equity Loan Trust Series 2006-B Class AV3±	0.50	09/25/2036	1,000,000	780,000
Nelnet Student Loan Trust Series 2005-2 Class A4±	0.62	12/23/2019	1,100,000	1,083,258
Nomura Home Equity Loan Incorporated Series 2006-HE3 Class 2A2±	0.48	07/25/2036	900,000	379,687
Paragon CDO Limited Series 2004-A1 Class A 144A±(a)(i)	1.17	10/20/2044	1,700,000	0
People’s Choice Home Loan Securities Trust Series 2005-4 Class 1A2±	0.59	12/25/2035	757,754	439,422
Saxon Asset Securities Trust Series 2004-1 Class A±	0.87	03/25/2035	26,092	17,066
Saxon Asset Securities Trust Series 2006-3 Class A2±	0.44	10/25/2046	414,141	391,363
SBI Heloc Trust Series 2001-1 Class A 144A±	0.52	11/25/2035	512,628	445,115
Securitized Asset Backed Receivables LLC Series 2006-HE1 Class A2±	0.49	07/25/2036	800,000	252,000
Securitized Asset Backed Receivables LLC Series 2006-NC1 Class A2±	0.49	03/25/2036	72,689	64,148
Sierra Receivables Funding Co. Series 2006-1A Class A2 144A±	0.49	05/20/2018	301,924	297,513
Sierra Timeshare Series 2007-1A Class A2 144A±	0.49	03/20/2019	255,344	244,133
Sierra Timeshare Series 2007-2A Class A2 144A±	1.34	09/20/2019	1,250,867	1,227,583
Sierra Timeshare Series 2008-1A Class A2 144A±	4.34	02/20/2020	225,015	233,136
SLM Student Loan Trust Series 2007-B Class A1±	0.57	09/15/2022	351,713	348,196
Specialty Underwriting & Residential Finance Series 2006-BC3 Class A2C±	0.48	06/25/2037	2,200,000	960,300
Structured Asset Investment Loan Trust Series 2006-1 Class A3±	0.53	01/25/2036	798,217	572,721
Structured Asset Securities Corporation Series 2005-S6 Class A2±	0.62	11/25/2035	361,239	280,863
TCE Securities Corporation Series 2006-HE3 Class A2B±	0.42	06/25/2036	329,513	298,827
TIB Card Receivables Fund 144A±	0.78	01/05/2014	1,520,166	1,292,141
Toll Road Investment Part II 144A(z)	11.02	02/15/2030	300,000	42,714
Toll Road Investment Part II 144A(z)	11.02	02/15/2037	4,200,000	284,466
Triad Auto Receivables Owner Trust Series 2007-B Class A4B±	1.54	07/14/2014	5,944,388	5,980,946
Wachovia Auto Owner Trust Series 2008-A Class A4B±	1.45	03/20/2014	990,568	994,729
World Financial Network Credit Card Master Trust Series 2006-A Class A 144A±	0.47	02/15/2017	1,500,000	1,486,845
Yale Mortgage Loan Trust Series 2007-1 Class A 144A±	0.73	06/25/2037	1,570,868	94,252

Total Asset-Backed Securities (Cost $106,449,386)				103,639,143

Corporate Bonds and Notes: 0.02%

Financials: 0.02%

REIT: 0.02%
HCP Incorporated	5.63	02/28/2013	1,290,000	1,327,227

Total Corporate Bonds and Notes (Cost $1,236,643)				1,327,227

Non-Agency Mortgage Backed Securities: 0.48%
Aire Valley Mortgage Series 2006-1 Class A1 144A±	0.65	09/20/2066	1,862,343	1,499,186
Bayview Commercial Asset Trust Series 2004-1 Class A 144A±	0.69	04/25/2034	266,907	213,525
Bayview Commercial Asset Trust Series 2004-3 Class A1 144A±	0.70	01/25/2035	388,512	310,810
Bayview Commercial Asset Trust Series 2005-4 Class A2 144A±	0.72	01/25/2036	1,281,657	865,118
Bayview Commercial Asset Trust Series 2007-3 Class A1 144A±	0.57	07/25/2037	861,560	611,707
Bear Stearns Mortgage Funding Trust Series 2007-SL2 Class 1A±	0.49	02/25/2037	359,759	86,558
Brunel Residential Mortgage Series 2007-1A Class A4C 144A±	0.63	01/13/2039	3,170,627	2,853,564
Carrington Mortgage Loan Trust Series 2007-FRE1 Class A2±	0.53	02/25/2037	4,700,000	3,066,750
Chevy Chase Funding LLC Series 2003-4A Class A1 144A±	0.69	10/25/2034	48,669	31,148

32	Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Chevy Chase Funding LLC Series 2004-1 Class A2 144A±	0.66%	01/25/2035	$126,558	$83,528
Chevy Chase Funding LLC Series 2004-3 Class A2 144A±	0.63	08/25/2035	63,591	41,970
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3±	0.71	12/25/2033	247,600	207,984
Citigroup Mortgage Loan Trust Incorporated Series 2004-OPT1 Class A1B±	0.74	10/25/2034	9,890	9,025
Citigroup Mortgage Loan Trust Incorporated Series 2006-HE3 Class A2C±	0.49	12/25/2036	1,600,000	512,000
Citigroup Mortgage Loan Trust Incorporated Series 2006-WFH4 Class A3±	0.48	11/25/2036	800,000	560,000
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1 Class A2FL±	0.46	07/15/2044	1,492,121	1,462,279
CNL Commercial Mortgage Loan Trust Series 2003-2 Class A1 144A±	0.77	10/25/2030	276,091	201,547
Commercial Mortgage Pass-Through Certificate Series 2006-FL12 Class AJ 144A±	0.47	12/15/2020	5,100,000	4,539,000
First Franklin Mortgage Loan Asset Backed Certificate Series 2006-FF05 Class 2A3±	0.49	04/25/2036	1,205,496	732,715
Fremont Home Loan Trust Series 2006-A Class 1A2±	0.52	05/25/2036	427,134	249,606
Fremont Home Loan Trust Series 2006-B Class 2A2±	0.49	08/25/2036	2,688,030	833,289
Fremont Home Loan Trust Series 2006-B Class 2A3±	0.43	08/25/2036	148,108	54,407
GMAC Mortgage Corporation Loan Trust Series 2004-HE3 Class A3±	0.56	10/25/2034	545,482	427,222
GS Mortgage Securities Corporation Series 2007-EOP Class A1 144A±	0.44	03/06/2020	710,182	702,512
GS Mortgage Securities Corporation Series 2007-EOP Class A2 144A±	0.48	03/06/2020	800,000	788,000
Interstar Millennium Trust Series 2003-5G Class A2±	1.04	09/27/2035	199,939	178,983
Mellon Residential Funding Corporation Series 2004-TBC1 Class A 144A±	0.58	02/26/2034	280,138	232,514
Paragon Mortgage plc Series 07A Class A1A 144A±	0.86	05/15/2034	744,083	590,579
Paragon Mortgage plc Series 12A Class A2C 144A±	0.55	11/15/2038	1,482,109	1,089,839
Paragon Mortgage plc Series 14A Class A2C 144A±	0.64	09/15/2039	1,004,304	773,213
Permanent Master Issuer plc Series 2006-1 Class 5A±	0.64	07/15/2033	3,300,000	3,256,440
Permanent Master Issuer plc Series 2007-1 Class 4A±	0.61	10/15/2033	1,200,000	1,193,880
Puma Finance Limited Series G5 Class A1 144A±	0.55	02/21/2038	1,268,145	1,204,738
Residential Asset Mortgage Products Incorporated Series 2005-RS8 Class A2±	0.62	10/25/2033	147,188	131,851
Residential Asset Mortgage Products Incorporated Series 2005-RS9 Class A13±	0.55	11/25/2035	1,265,952	898,826
Residential Asset Mortgage Products Incorporated Series 2006-SP1 Class A2±	0.52	09/25/2045	632,250	523,061
Residential Asset Securities Corporation Series 2007-KS3 Class AI1±	0.44	04/25/2037	70,860	70,243
Residential Funding Mortgage Securities II Series 2003-HS1 Class AII±	0.62	12/25/2032	16,346	4,986
Security National Mortgage Loan Trust Series 2006-2A Class A1 144A±	0.62	10/25/2036	74,704	71,342
Structured Asset Securities Corporation Series 2005-1 Class 1A 144A±	0.58	02/25/2030	907,726	726,181
Structured Asset Securities Corporation Series 2005-2 Class 1A 144A±	0.58	09/25/2030	676,116	547,654
Superannuation Members Home Loans Global Fund Series 2007-1 Class A1±	0.60	06/12/2040	955,002	905,424
Superannuation Members Home Loans Global Fund Series 7 Class A1±	0.68	03/09/2036	93,463	90,770
Superannuation Members Home Loans Global Fund Series 8 Class A1±	0.60	01/12/2037	109,516	107,151
Wachovia Bank Commercial Mortgage Trust Series 2006-WHL7 Class 144A±	0.43	09/15/2021	2,295,177	2,134,515

Total Non-Agency Mortgage Backed Securities (Cost $34,424,349)				35,675,640

Yankee Government Bonds: 0.08%
Belize Aid±(a)(i)	0.70	01/01/2014	250,000	246,683
Caribbean Housing Finance±(a)(i)	0.95	03/30/2019	3,773,204	3,653,062
Jamaica Aid±(a)(i)	0.79	10/01/2018	1,451,823	1,404,953
Morocco Aid±(a)(i)	0.65	11/15/2014	42,280	41,519
Peru Aid±(a)(i)	0.55	05/01/2014	146,862	144,500
Zimbabwe Aid±(a)(i)	0.17	01/01/2012	50,001	49,798

Total Yankee Government Bonds (Cost $5,523,746)				5,540,515

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	33

Security Name			Shares	Value

Investment Companies: 97.82%

International Equity: 31.49%
GMO Emerging Markets Fund Class VIß			75,279,899	$811,517,310
GMO International Core Equity Fund Class VIß			33,440,297	835,673,013
GMO International Growth Equity Fund Class IVß			14,385,433	290,729,592
GMO International Intrinsic Value Fund Class IVß			21,876,943	407,348,688

				2,345,268,603

International Fixed Income: 1.17%
GMO Emerging Country Debt Fund Class IVß			9,629,410	87,338,747

U.S. Equity: 29.84%
GMO Flexible Equities Fund Class VIß			15,750,490	276,736,115
GMO Quality Equity Fund Class VIß			96,494,722	1,945,333,586

				2,222,069,701

U.S. Fixed Income: 35.32%
GMO Alpha Only Fund Class IVß			33,333,819	841,678,917
GMO Domestic Bond Fund Class VIß			57,992,507	184,416,173
GMO Special Situations Fund Class VIß			11,298,523	310,257,428
GMO Strategic Fixed Income Fund Class VIß			76,157,632	1,283,256,101
GMO U.S. Treasury Fund Class IVß			449,051	11,230,769

				2,630,839,388

Total Investment Companies (Cost $6,776,872,784)				7,285,516,439

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 0.17%

Time Deposit: 0.17%
State Street Bank Euro Dollar	0.01%	10/03/2011	$12,885,452	12,885,452

Total Short-Term Investments (Cost $12,885,452)				12,885,452

Total Investments in Securities
(Cost $6,937,589,275)*	99.96%	7,444,802,840
Other Assets and Liabilities, Net	0.04	2,895,597

Total Net Assets	100.00%	$7,447,698,437

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(z)	Zero coupon security. Rate represents yield to maturity.

ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

*	Cost for federal income tax purposes is $7,485,431,492 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$742,887,897
Gross unrealized depreciation	(783,516,549)

Net unrealized depreciation	$(40,628,652)

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Consolidated Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In affiliated investment company shares, at value	$7,285,516,439
In unaffiliated securities, at value	159,286,401

Total investments, at value (see cost below)	7,444,802,840
Cash	8,434
Receivable from adviser	78,658
Receivable for dividends and interest	221,822
Receivable for Trust shares sold	887,836
Receivable for investments sold	1,751,547
Other assets	73,502

Total assets	7,447,824,639

Liabilities
Payable for investments purchased	393
Professional fees payable	39,199
Shareholder report expenses payable	9,876
Accrued expenses and other liabilities	76,734

Total liabilities	126,202

Net assets	$7,447,698,437

NET ASSETS REPRESENTED BY
Paid-in capital	$8,457,076,931
Accumulated net realized losses on investments	(1,516,592,059)
Net unrealized gains on investments	507,213,565

Total net assets	$7,447,698,437

Shares outstanding (unlimited number of shares authorized)	640,075,631

Net asset value per share	$11.64

Total investments, at cost	$6,937,589,275

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Operations—Year Ended September 30, 2011	Asset Allocation Trust	35

Investment income
Dividends from affiliated investment company shares	$121,563,026
Interest	14,466,223

Total investment income	136,029,249

Expenses
Shareholder report expenses	14,603
Custodian and accounting fees	14,860
Professional fees	24,202

Total expenses	53,665
Less: Expense reimbursements	(53,665)

Net expenses	0

Net investment income	136,029,249

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,310,386
Sale of affiliated investment company shares	(191,036,653)
Capital gain distributions from affiliated investment company shares	84,304,402

Net realized losses on investments	(104,421,865)

Net change in unrealized gains (losses) on investments:
Unaffiliated securities	(11,572,470)
Affiliated investment company shares	150,999,748

Net change in unrealized gains (losses) on investments	139,427,278

Net realized and unrealized gains (losses) on investments	35,005,413

Net increase in net assets resulting from operations	$171,034,662

The accompanying notes are an integral part of these financial statements.

36	Asset Allocation Trust	Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]		Year Ended December 31, 2009

Operations
Net investment income		$136,029,249		$91,717,819		$193,410,778
Net realized losses on investments		(104,421,865)		(97,442,424)		(600,754,064)
Net change in unrealized gains (losses) on investments		139,427,278		327,750,834		2,131,563,619

Net increase in net assets resulting from operations		171,034,662		322,026,229		1,724,220,333

Capital share transactions	Shares		Shares		Shares
Contributions	4,375,457	52,431,056	4,908,425	53,939,984	15,150,895	155,279,775
Withdrawals	(95,008,135)	(1,125,526,095)	(60,801,225)	(661,264,881)	(72,145,031)	(644,259,760)

Net decrease in net assets resulting from capital share transactions		(1,073,095,039)		(607,324,897)		(488,979,985)

Total increase (decrease) in net assets		(902,060,377)		(285,298,668)		1,235,240,348

Net assets
Beginning of period		8,349,758,814		8,635,057,482		7,399,817,134

End of period		$7,447,698,437		$8,349,758,814		$8,635,057,482

Undistributed net investment income (loss)		$0		($27,450,691)		$0

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	Asset Allocation Trust	37

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$11.43	$10.98	$8.77	$11.57	$11.57	$10.77
Net investment income	0.21	0.12 [2]	0.24	0.70 [2]	0.42	0.36
Net realized and unrealized gains (losses) on investments	0.00	0.33	1.97	(3.15)	0.47	0.97

Total from investment operations	0.21	0.45	2.21	(2.45)	0.89	1.33
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.29)	(0.36)
Net realized gains	0.00	0.00	0.00	(0.35)	(0.60)	(0.17)

Total distributions to shareholders	0.00	0.00	0.00	(0.35)	(0.89)	(0.53)
Net asset value, end of period	$11.64	$11.43	$10.98	$8.77	$11.57	$11.57
Total return[3]	1.84%	4.10%	25.20%	(21.71)%	7.96%	12.34%
Ratios to average net assets (annualized)
Gross expenses[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Net expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.64%	1.48%	2.48%	6.78%	3.69%	3.19%
Supplemental data
Portfolio turnover rate	22%	15%	22%	63%	55%	19%
Net assets, end of period (000’s omitted)	$7,447,698	$8,349,759	$8,635,057	$7,399,817	$11,516,725	$10,269,513

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	Calculated based on average shares outstanding during the period.

3.	Returns for periods of less than one year are not annualized.

4.	Excludes expenses incurred indirectly through investment in underlying funds.

5.	Amount is less than .005%.

The accompanying notes are an integral part of these financial statements.

38	Asset Allocation Trust	Notes to Consolidated Financial Statements

1. ORGANIZATION

Asset Allocation Trust was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. Asset Allocation Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Asset Allocation Trust is only offered to Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

Asset Allocation Trust operates as a “fund-of-funds” which primarily invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Asset Allocation Trust owns 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”). GMO LLC was organized on November 7, 2008 as a limited liability company to provide investors a managed investment in securities of any kind, including, without limitation, asset-backed securities and other fixed income investments. GMO LLC may also hold cash and cash equivalents. The consolidated financial statements include the accounts of Asset Allocation Trust and GMO LLC (together referred to as the “Trust”), including the holdings of GMO LLC.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities are valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Notes to Consolidated Financial Statements	Asset Allocation Trust	39

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(108,578,558)	$(26,823,197)	$135,401,755

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Trust had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $837,329,010 with $767,839,698 expiring in 2017, $65,386,905 expiring in 2018 and $4,102,407 expiring in 2019.

As of September 30, 2011, the Trust had $131,420,832 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40	Asset Allocation Trust	Notes to Consolidated Financial Statements

As of September 30, 2011, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$0	$218,424	$218,424
Asset-backed securities	0	86,686,138	16,953,005	103,639,143
Corporate bonds and notes	0	1,327,227	0	1,327,227
Non–agency mortgage backed securities	0	31,576,856	4,098,784	35,675,640
Yankee government bonds	0	3,653,062	1,887,453	5,540,515
Equity securities
Investment companies	6,975,259,011	310,257,428	0	7,285,516,439
Short-term Investments
Time deposits	0	12,885,452	0	12,885,452
	$6,975,259,011	$446,386,163	$23,157,666	$7,444,802,840

Further details on the major security types listed above can be found in the Consolidated Portfolio of Investments.

Transfers in and transfers out are recognized at the beginning of the reporting period. For the year ended September 30, 2011, the Trust did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Asset- backed securities	Corporate bonds and notes	Non-agency mortgage backed securities	Yankee government bonds	Total
Balance as of September 30, 2010	$0	$128,997,725	$1,364,175	$47,675,626	$6,486,815	$184,524,341
Accrued discounts (premiums)	0	2,053,921	0	69,619	3,771	2,127,311
Realized gains (losses)	0	3,516,959	0	274,745	4,796	3,796,500
Change in unrealized gains (losses)	9,078	(4,507,382)	0	233,109	8,662	(4,256,533)
Purchases	0	0	0	0	0	0
Sales	0	(31,078,214)	0	(1,900,921)	(453,483)	(33,432,618)
Transfers into Level 3	209,346	0	0	0	0	209,346
Transfers out of Level 3	0	(82,030,004)	(1,364,175)	(42,253,394)	(4,163,108)	(129,810,681)
Balance as of September 30, 2011	$218,424	$16,953,005	$0	$4,098,784	$1,887,453	$23,157,666
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$9,078	$(523,307)	$0	$445,077	$7,590	$(61,562)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended September 30, 2011, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $53,665.

Notes to Consolidated Financial Statements	Asset Allocation Trust	41

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2011 were $1,770,634,624 and $2,516,889,536, respectively.

6. INVESTMENTS IN AFFILIATES

A summary of the transactions with affiliates for the year ended September 30, 2011 was as follows:

Affiliate	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Dividend Income	Capital Gain Distributions	Value, End of Period
GMO Alpha Only Fund	$699,958,833	$430,690,922	$330,679,216	$0	$0	$841,678,917
GMO Asset Allocation Bond Fund	140,120,901	97,756,733	230,357,606	1,451,824	9,059,886	0
GMO Domestic Bond Fund	275,831,259	0	870,874	2,593,174	0	184,416,173
GMO Emerging Country Debt Fund	85,365,245	8,420,001	0	8,420,001	0	87,338,747
GMO Emerging Markets Fund	1,021,854,704	168,708,706	177,415,291	13,491,926	69,264,943	811,517,310
GMO Flexible Equities Fund	122,427,102	196,297,543	41,174,068	1,306,202	0	276,736,115
GMO Inflation Indexed Plus Bond Fund	148,344,858	9,720,826	149,124,691	3,742,015	5,978,810	0
GMO International Core Equity Fund	1,395,305,296	93,517,930	622,382,171	36,443,563	0	835,673,013
GMO International Growth Equity Fund	299,320,400	46,618,279	38,306,181	4,367,986	0	290,729,592
GMO International Intrinsic Value Fund	288,454,640	179,354,351	29,675,586	8,887,877	0	407,348,688
GMO Special Situations Fund	352,352,735	437,995	44,977,478	0	0	310,257,428
GMO Strategic Fixed Income Fund	1,139,829,537	236,034,690	198,570,806	0	0	1,283,256,101
GMO Quality Equity Fund	2,138,343,352	303,065,633	625,187,509	40,858,458	0	1,945,333,586
GMO U.S. Treasury Fund	11,215,264	11,015	0	0	763	11,230,769
	$8,118,724,126	$1,770,634,624	$2,488,721,477	$121,563,026	$84,304,402	$7,285,516,439

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward*
$(40,628,652)	$(968,749,842)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured

42	Asset Allocation Trust	Notes to Consolidated Financial Statements

borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Trust is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

10. SUBSEQUENT EVENT

As of the close of business on October 5, 2011, GMO Debt Opportunities Fund, a newly registered open-end management investment company created by GMO, acquired all of the securities from GMO LLC. In exchange, Asset Allocation Trust received shares of GMO Debt Opportunities Fund in an amount equal to the value of the securities acquired. The securities held in GMO LLC had a value of $146,420,940 at the time of the transaction. As a result, instead of owning interests in GMO LLC, Asset Allocation Trust now owns shares of GMO Debt Opportunities Fund.

Report of Independent Registered Public Accounting Firm	Asset Allocation Trust	43

BOARD OF TRUSTEES AND SHAREHOLDERS OF

ASSET ALLOCATION TRUST:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Asset Allocation Trust (the “Trust”), as of September 30, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years or periods in the three-year period then ended, and the consolidated financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

44	Asset Allocation Trust	Additional Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, 100% of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

List of Abbreviations	Wells Fargo Advantage Asset Allocation Fund	45

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205621 11-11 A224/AR224 9-11

Wells Fargo Advantage

C&B Mid Cap Value Fund

Annual Report

September 30, 2011

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The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only 0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders	Wells Fargo Advantage C&B Mid Cap Value Fund	3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by Standard & Poor’s.

4	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	5

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Kermit S. Eck, CFA2

Daren C. Heitman, CFA

Steve Lyons, CFA

Michael M. Meyer, CFA

Edward W. O’Connor, CFA

James R. O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

FUND INCEPTION

February 18, 1998

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	(0.10)%
Russell Midcap® Value Index[1]	(2.36)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.20% for Class A. The Fund’s gross and net expense ratios are 1.34% and 1.20%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

2.	Effective December 31, 2011, Kermit Eck, will retire as Portfolio Manager of the Fund. The Fund will continue to be managed by Daren Heitman, Steve Lyons, Michael Meyer, Edward O’Connor, James O’Neil, Mehul Trivedi, and William Weber.

3.

The chart compares the performance of the Wells Fargo Advantage C&B Mid Cap Value Fund Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed the Russell Midcap® Value Index for the 12-month period that ended September 30, 2011, as a result of strong stock selection.

■

Stock selection in the financials sector was particularly strong. The Fund’s decision to own more insurance-related companies than banks contributed to relative performance, given the banks’ mortgage-related problems domestically and the potential risks stemming from international lending problems.

■	Sector positioning detracted from relative performance, primarily because of an underweighting to the utilities sector.

■	Our focus on high-quality companies provided some downside protection given widespread economic uncertainty and heightened financial market volatility.

The negative effect of unfavorable sector weightings was more than offset by positive impact stock selection.

Our bottom-up, fundamental research effort led to strong stock selection for the period. The most significant contribution came from the financials sector, where the Fund achieved a modest positive return versus a negative return for the benchmark. CapitalSource Incorporated gained more than 45% and was the largest contributor in the sector. Insurance industry holding White Mountains Insurance Group Limited, led its group with a near 32% return. Several other insurance holdings—Willis Group Holdings plc and RenaissanceRe Holdings Limited—also achieved positive returns.

Some of the portfolio’s worst performers included consumer staples company Avon Products Incorporated, which was affected in part by an ongoing investigation into bribery of foreign officials, and commercial banks City National Corporation and Umpqua Holdings Corporation, whose declines can be traced in part to weakness within the commercial banking group.

Sector allocation detracted due to an underweight to the utilities sector, a traditionally defensive sector that outperformed in a volatile market, and an overweight to industrials, which declined on growing worries about the strength of the economic recovery. These positions more than offset the positive impact of overweighting consumer staples and health care—two more classically defensive sectors—and underweighting financials. Although lower yields in the fixed-income markets and negative total return from most equities caused investors to flock to the implied safety of higher-yielding utilities, our research indicates that valuations are quite high for the sector. We currently believe that we can find better long-term investments outside of the utilities sector.

Performance Highlights (Unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	7

TEN LARGEST EQUITY HOLDINGS[4] (AS OF SEPTEMBER 30, 2011)
Lam Research Corporation	3.97%
Quest Diagnostics Incorporated	3.46%
NVR Incorporated	3.43%
White Mountain Insurance Group Limited	3.18%
Axis Capital Holdings Limited	3.09%
Republic Services Incorporated	3.09%
Teradyne Incorporated	3.05%
Penske Auto Group Incorporated	2.96%
Reliance Steel & Aluminum Company	2.92%
Cintas Corporation	2.90%

Due to a high level of volatility, we took advantage of opportunities during the 12-month period.

The high level of volatility led to increased trading activity as we took advantage of opportunities both to purchase stocks when valuations became inexpensive compared with fundamentals or to sell stocks when they hit our price targets or outperformed on a relative basis. Three stocks—Dresser-Rand Group Incorporated; Flowers Foods Incorporated; and Worthington Industries Incorporated—were purchased toward the beginning of the period and performed so well that they hit their price targets and were sold within the period.

Other new positions in the Fund include Best Buy Company Incorporated, the leading retailer of consumer electronics in the U.S.; Coca-Cola Enterprises Incorporated, the exclusive Coca-Cola bottler in Western Europe and Coca-Cola’s third-largest bottler worldwide; Entergy Corporation, a utility split between regulated and unregulated business; HanesBrands Incorporated, a basic apparel company; Harsco Corporation, a diversified industrial company operating in four segments; Hospira Incorporated, a leading generic injectable drug manufacturer; Penske Automotive Group Incorporated, the second-largest U.S. auto dealer with a best-in-class brand mix; Quanex Building Products Corporation, a leading windows components supplier; Reliance Steel & Aluminum Company, the largest value-added metals service center (distributor) in the U.S.; and Thor Industries Incorporated, the #1 recreational vehicle manufacturer in North America.

To fund these purchases, a number of stocks that had reached our price targets were eliminated: Abercrombie & Fitch Company; CapitalSource; Carlisle Companies Incorporated; Dover Corporation; Fortune Brands Incorporated; The Hain Celestial Group Incorporated; International Flavors & Fragrances Incorporated; ManpowerGroup; The Scotts Miracle-Gro Company; and Westar Energy Incorporated. In addition, Verigy Limited was sold due to what we believed to be an unattractive reward/risk ratio given the stock’s outperformance and the company’s increasing competitive challenges.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance Highlights (Unaudited)

Top-down views are currently moving markets.

Overall, the Fund’s portfolio remains positioned for measured economic growth. We continue to follow our bottom-up, fundamental research approach in positioning the portfolio. In our view, the purely top-down views that have moved the markets lately ignore important, company-specific characteristics that have the potential to enhance shareholder value going forward. For that reason, even in a market seemingly ruled by macroeconomic themes, we remain confident that our bottom-up analysis could generate excess returns over time. Although stock prices might be highly correlated in the short run, the fundamental performance of individual companies will diverge over the long run. Eventually, we believe that stock prices will reflect company fundamentals.

SECTOR DISTRIBUTION[5] (AS OF SEPTEMBER 30, 2011)

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	9

AVERAGE ANNUAL TOTAL RETURN6(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (CBMAX)	07/26/2004	(23.17)	(5.82)	(3.28)	5.36	(18.49)	(0.10)	(2.13)	5.99	1.34%	1.20%
Class B (CBMBX) **	07/26/2004	(23.76)	(5.87)	(3.32)	5.44	(18.76)	(0.87)	(2.87)	5.44	2.09%	1.95%
Class C (CBMCX)	07/26/2004	(19.82)	(1.88)	(2.87)	5.20	(18.82)	(0.88)	(2.87)	5.20	2.09%	1.95%
Administrator Class (CBMIX)	07/26/2004					(18.42)	0.01	(2.02)	6.11	1.18%	1.15%
Institutional Class (CBMSX)	07/26/2004					(18.31)	0.21	(1.78)	6.29	0.91%	0.90%
Investor Class (CBMDX)	02/18/1998					(18.48)	(0.19)	(2.13)	6.02	1.41%	1.25%
Russell Midcap Value Index						(19.02)	(2.36)	(0.84)	7.54

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for Class A, Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B and Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Prior to June 20, 2008, the Investor Class was named Class D.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage C&B Mid Cap Value Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$815.07	$5.46	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$812.43	$8.86	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$811.83	$8.86	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$815.83	$5.23	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Class
Actual	$1,000.00	$816.93	$4.10	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Class
Actual	$1,000.00	$815.24	$5.69	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage C&B Mid Cap Value Fund	11

Security Name	Shares	Value

Common Stocks: 99.13%

Consumer Discretionary: 14.77%

Automobiles: 1.21%
Thor Industries Incorporated«	72,000	$1,594,801

Hotels, Restaurants & Leisure: 3.07%
Darden Restaurants Incorporated«	52,000	2,223,000
International Speedway Corporation Class A«	80,300	1,834,052

		4,057,052

Household Durables: 3.43%
NVR Incorporated«†	7,500	4,529,850

Specialty Retail: 4.83%
Best Buy Company Incorporated«	105,900	2,467,470
Penske Auto Group Incorporated«	244,000	3,904,000

		6,371,470

Textiles, Apparel & Luxury Goods: 2.23%
Hanesbrands Incorporated†	117,700	2,943,677

Consumer Staples: 6.81%

Beverages: 2.51%
Coca-Cola Enterprises Incorporated	133,100	3,311,528

Food & Staples Retailing: 2.08%
Safeway Incorporated«	165,300	2,748,939

Personal Products: 2.22%
Avon Products Incorporated«	149,400	2,928,240

Financials: 22.77%

Commercial Banks: 5.15%
City National Corporation«	84,900	3,205,824
Umpqua Holdings Corporation«	409,000	3,595,110

		6,800,934

Insurance: 17.62%
Arthur J. Gallagher & Company	78,900	2,075,070
Axis Capital Holdings Limited	157,200	4,077,768
Fidelity National Title Group Incorporated«	219,300	3,328,974
RenaissanceRe Holdings Limited«	33,800	2,156,440
Stewart Information Services Corporation«	186,500	1,648,660
Torchmark Corporation«	84,150	2,933,469
White Mountain Insurance Group Limited	10,340	4,195,455
Willis Group Holdings plc	82,700	2,842,399

		23,258,235

Health Care: 11.77%

Health Care Equipment & Supplies: 2.10%
West Pharmaceutical Services Incorporated«	74,700	2,771,370

12	Wells Fargo Advantage C&B Mid Cap Value Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Health Care Providers & Services: 7.20%
Cardinal Health Incorporated	34,890	$1,461,193
MEDNAX Incorporated†	55,509	3,477,084
Quest Diagnostics Incorporated«	92,500	4,565,800

		9,504,077

Pharmaceuticals: 2.47%
Hospira Incorporated†	88,330	3,268,210

Industrials: 18.88%

Building Products: 2.14%
Quanex Building Products Corporation	258,600	2,831,670

Commercial Services & Supplies: 10.10%
Cintas Corporation«	136,282	3,834,975
G&K Services Incorporated Class A«	100,030	2,554,766
Republic Services Incorporated	145,200	4,074,312
Steelcase Incorporated«	454,800	2,869,788

		13,333,841

Machinery: 6.64%
Albany International Corporation Class A	151,600	2,766,700
Harsco Corporation	150,100	2,910,439
Kennametal Incorporated«	94,300	3,087,382

		8,764,521

Information Technology: 14.20%

Computers & Peripherals: 2.08%
Diebold Incorporated	99,800	2,745,498

Electronic Equipment, Instruments & Components: 5.10%
Flextronics International Limited«†	594,300	3,345,909
Molex Incorporated«	166,300	3,387,531

		6,733,440

Semiconductors & Semiconductor Equipment: 7.02%
Lam Research Corporation†	137,900	5,237,442
Teradyne Incorporated«†	366,100	4,030,761

		9,268,203

Materials: 7.78%

Containers & Packaging: 4.86%
Bemis Company Incorporated«	112,500	3,297,375
Packaging Corporation of America	133,800	3,117,540

		6,414,915

Metals & Mining: 2.92%
Reliance Steel & Aluminum Company«	113,500	3,860,135

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage C&B Mid Cap Value Fund	13

Security Name		Shares	Value

Utilities: 2.15%

Electric Utilities: 2.15%
Entergy Corporation		42,900	$2,843,841

Total Common Stocks (Cost $136,525,525)			130,884,447

		Principal

Other: 0.80%
Gryphon Funding Limited, Pass-through Entity(a)(i)(v)		$1,089,621	408,935
VFNC Corporation, Pass-through Entity, 0.24%(a)(i)(v)±144A		1,264,553	644,922

Total Other (Cost $469,153)			1,053,857

	Yield	Shares
Short-Term Investments: 35.52%

Investment Companies: 35.52%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.06%	1,265,623	1,265,623
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.20	45,635,586	45,635,586

Total Short-Term Investments (Cost $46,901,209)			46,901,209

Total Investments in Securities
(Cost $183,895,887)*	135.45%	178,839,513
Other Assets and Liabilities, Net	(35.45)	(46,807,789)

Total Net Assets	100.00%	$132,031,724

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

*	Cost for federal income tax purposes is $193,699,971 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,547,819
Gross unrealized depreciation	(25,408,277)

Net unrealized depreciation	$(14,860,458)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$131,938,304
In affiliated securities, at value	46,901,209

Total investments, at value (see cost below)	178,839,513
Receivable for Fund shares sold	102,776
Receivable for dividends	315,938
Receivable for securities lending income	5,882
Prepaid expenses and other assets	49,741

Total assets	179,313,850

Liabilities
Payable for investments purchased	846,114
Payable for Fund shares redeemed	127,986
Payable upon receipt of securities loaned	46,104,739
Advisory fee payable	69,607
Distribution fees payable	5,042
Due to other related parties	37,559
Accrued expenses and other liabilities	91,079

Total liabilities	47,282,126

Total net assets	$132,031,724

NET ASSETS CONSIST OF
Paid-in capital	$296,011,617
Undistributed net investment income	613,793
Accumulated net realized losses on investments	(159,537,312)
Net unrealized losses on investments	(5,056,374)

Total net assets	$132,031,724

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$11,173,636
Shares outstanding – Class A	794,552
Net asset value per share – Class A	$14.06
Maximum offering price per share – Class A2	$14.92
Net assets – Class B	$2,621,576
Shares outstanding – Class B	192,744
Net asset value per share – Class B	$13.60
Net assets – Class C	$4,611,086
Shares outstanding – Class C	339,181
Net asset value per share – Class C	$13.59
Net assets – Administrator Class	$10,299,470
Shares outstanding – Administrator Class	724,437
Net asset value per share – Administrator Class	$14.22
Net assets – Institutional Class	$22,703,768
Shares outstanding – Institutional Class	1,600,150
Net asset value per share – Institutional Class	$14.19
Net assets – Investor Class	$80,622,188
Shares outstanding – Investor Class	5,708,761
Net asset value per share – Investor Class	$14.12

Total investments, at cost	$183,895,887

Securities on loan, at value	$43,727,957

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011	Wells Fargo Advantage C&B Mid Cap Value Fund	15

Investment income
Dividends	$2,809,152
Securities lending income, net	71,266
Income from affiliated securities	8,220

Total investment income	2,888,638

Expenses
Advisory fee	1,211,635
Administration fees
Fund level	86,545
Class A	37,513
Class B	10,040
Class C	15,954
Administrator Class	12,467
Institutional Class	22,903
Investor Class	354,978
Shareholder servicing fees
Class A	36,071
Class B	9,654
Class C	15,340
Administrator Class	30,631
Investor Class	268,921
Distribution fees
Class B	28,962
Class C	46,020
Custody and accounting fees	32,678
Professional fees	29,203
Registration fees	45,247
Shareholder report expenses	20,603
Trustees’ fees and expenses	10,636
Other fees and expenses	9,732

Total expenses	2,335,733
Less: Fee waivers and/or expense reimbursements	(222,484)

Net expenses	2,113,249

Net investment income	775,389

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	26,041,112
Net change in unrealized gains (losses) on investments	(19,558,013)

Net realized and unrealized gains (losses) on investments	6,483,099

Net increase in net assets resulting from operations	$7,258,488

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage C&B Mid Cap Value Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]		Year Ended October 31, 2009

Operations
Net investment income		$775,389		$1,366,801		$2,262,672
Net realized gains (losses) on investments		26,041,112		(7,617,605)		(65,632,978)
Net change in unrealized gains (losses) on investments		(19,558,013)		42,489,572		81,887,459

Net increase in net assets resulting from operations		7,258,488		36,238,768		18,517,153

Distributions to shareholders from
Net investment income
Class A		(94,794)		(90,238)		(263,651)
Class B		0		0		(22,196)
Class C		0		0		(29,932)
Administrator Class		(92,905)		(73,808)		(177,952)
Institutional Class		(281,238)		(259,414)		(702,762)
Investor Class		(644,328)		(784,401)		(2,606,621)

Total distributions to shareholders		(1,113,265)		(1,207,861)		(3,803,114)

Capital share transactions
Proceeds from shares sold
Class A	89,121	1,426,303	97,774	1,326,679	319,758	3,411,678
Class B	4,227	67,484	1,504	20,000	10,939	104,119
Class C	14,660	229,441	25,470	341,200	70,639	762,742
Administrator Class	381,761	5,924,357	166,397	2,450,882	144,760	1,462,658
Institutional Class	622,072	10,206,600	647,879	9,203,803	1,986,987	20,837,201
Investor Class	741,117	12,230,951	922,545	12,728,408	6,556,165	69,278,229

		30,085,136		26,070,972		95,856,627

Reinvestment of distributions
Class A	5,454	87,537	6,117	79,882	23,958	241,734
Class B	0	0	0	0	2,177	21,462
Class C	0	0	0	0	2,766	27,246
Administrator Class	4,259	69,080	3,535	46,695	9,361	95,478
Institutional Class	16,748	270,649	19,665	258,594	68,677	697,758
Investor Class	39,099	630,672	59,038	774,581	254,101	2,576,587

		1,057,938		1,159,752		3,660,265

Payment for shares redeemed
Class A	(298,188)	(4,825,854)	(470,957)	(6,586,088)	(595,177)	(6,217,671)
Class B	(90,405)	(1,419,993)	(71,740)	(957,573)	(133,844)	(1,312,377)
Class C	(123,117)	(1,922,935)	(88,483)	(1,195,433)	(126,300)	(1,251,027)
Administrator Class	(330,553)	(5,427,645)	(562,535)	(7,855,462)	(267,787)	(3,012,074)
Institutional Class	(1,482,302)	(23,494,903)	(750,445)	(10,356,395)	(2,416,909)	(24,966,635)
Investor Class	(3,538,223)	(57,120,914)	(5,744,378)	(81,833,232)	(9,941,607)	(103,448,550)

		(94,212,244)		(108,784,183)		(140,208,334)

Net decrease in net assets resulting from capital share transactions		(63,069,170)		(81,553,459)		(40,691,442)

Total decrease in net assets		(56,923,947)		(46,522,552)		(25,977,403)

Net assets
Beginning of period		188,955,671		235,478,223		261,455,626

End of period		$132,031,724		$188,955,671		$235,478,223

Undistributed net investment income		$613,793		$884,101		$671,111

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class A	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$14.16	$12.33	$11.29	$21.80	$23.79	$20.76
Net investment income	0.06	0.09 [2]	0.11 [2]	0.18 [2]	0.03 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.06)	1.81	1.10	(6.52)	0.70	4.72

Total from investment operations	0.00	1.90	1.21	(6.34)	0.73	4.77
Distributions to shareholders from
Net investment income	(0.10)	(0.07)	(0.17)	(0.06)	(0.06)	0.00
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	(0.10)	(0.07)	(0.17)	(4.17)	(2.72)	(1.74)
Net asset value, end of period	$14.06	$14.16	$12.33	$11.29	$21.80	$23.79
Total return[3]	(0.10)%	15.44%	11.05%	(34.84)%	2.95%	24.44%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.40%	1.45%	1.43%	1.36%	1.40%
Net expenses	1.20%	1.20%	1.20%	1.35%	1.36%	1.38%
Net investment income	0.48%	0.70%	1.06%	1.19%	0.15%	0.21%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$11,174	$14,136	$16,830	$18,246	$50,622	$41,729

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class B	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$13.72	$11.96	$10.90	$21.29	$23.38	$20.57
Net investment income (loss)	(0.04)[2]	(0.01)[2]	0.04 [2]	0.07 [2]	(0.14)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	(0.08)	1.77	1.07	(6.35)	0.71	4.66

Total from investment operations	(0.12)	1.76	1.11	(6.28)	0.57	4.55
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	0.00	0.00	(0.05)	(4.11)	(2.66	(1.74)
Net asset value, end of period	$13.60	$13.72	$11.96	$10.90	$21.29	$23.38
Total return[3]	(0.87)%	14.72%	10.27%	(35.41)%	2.23%	23.53%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.15%	2.21%	2.18%	2.11%	2.15%
Net expenses	1.95%	1.95%	1.95%	2.10%	2.11%	2.13%
Net investment income (loss)	(0.28)%	(0.05)%	0.34%	0.46%	(0.60)%	(0.54)%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$2,622	$3,826	$4,177	$5,123	$14,293	$15,491

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class C	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$13.71	$11.96	$10.91	$21.29	$23.39	$20.57
Net investment income (loss)	(0.04)[2]	(0.00)[2,3]	0.03 [2]	0.07 [2]	(0.14)[2]	(0.12)[2]
Net realized and unrealized gains (losses) on investments	(0.08)	1.75	1.08	(6.34)	0.70	4.68

Total from investment operations	(0.12)	1.75	1.11	(6.27)	0.56)	4.56
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	0.00	0.00	(0.06)	(4.11)	(2.66)	(1.74)
Net asset value, end of period	$13.59	$13.71	$11.96	$10.91	$21.29	$23.39
Total return[4]	(0.88)%	14.63%	10.24%	(35.26)%	2.18%	23.58%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.15%	2.20%	2.16%	2.11%	2.15%
Net expenses	1.95%	1.95%	1.95%	2.09%	2.11%	2.13%
Net investment income (loss)	(0.27)%	(0.04)%	0.31%	0.46%	(0.60)%	(0.55)%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$4,611	$6,137	$6,105	$6,147	$16,171	$11,523

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount represents less than $0.005 per share.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Administrator Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$14.32	$12.47	$11.39	$21.98	$23.93	$20.82
Net investment income	0.09 [2]	0.10 [2]	0.12 [2]	0.24 [2]	0.08 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	(0.07)	1.82	1.11	(6.62)	0.71	4.75

Total from investment operations	0.02	1.92	1.23	(6.38)	0.79	4.85
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.15)	(0.10)	(0.08)	0.00
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	(0.12)	(0.07)	(0.15)	(4.21)	(2.74)	(1.74)
Net asset value, end of period	$14.22	$14.32	$12.47	$11.39	$21.98	$23.93
Total return[3]	0.01%	15.47%	11.13%	(34.77)%	3.18%	24.79%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.22%	1.28%	1.24%	1.18%	1.22%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.55%	0.78%	1.11%	1.52%	0.35%	0.46%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$10,299	$9,582	$13,237	$13,383	$102,201	$82,402

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Institutional Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$14.29	$12.44	$11.43	$22.06	$24.02	$20.88
Net investment income	0.13	0.13 [2]	0.15 [2]	0.24 [2]	0.14 [2]	0.16 [2]
Net realized and unrealized gains (losses) on investments	(0.08)	1.82	1.10	(6.60)	0.71	4.76

Total from investment operations	0.05	1.95	1.25	(6.36)	0.85	4.92
Distributions to shareholders from
Net investment income	(0.15)	(0.10)	(0.24)	(0.16)	(0.15)	(0.04)
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	(0.15)	(0.10)	(0.24)	(4.27)	(2.81)	(1.78)
Net asset value, end of period	$14.19	$14.29	$12.44	$11.43	$22.06	$24.02
Total return[3]	0.21%	15.78%	11.45%	(34.63)%	3.44%	25.12%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.96%	1.02%	0.98%	0.91%	0.95%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.76%	1.02%	1.41%	1.58%	0.60%	0.74%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$22,704	$34,910	$31,421	$33,017	$79,559	$55,799

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Investor Class	2011	2010[1]	2009	2008[2]	2007[2]	2006[2]
Net asset value, beginning of period	$14.22	$12.37	$11.34	$21.89	$23.86	$20.79
Net investment income	0.07	0.08 [3]	0.11 [3]	0.20 [3]	0.06 [3]	0.08 [3]
Net realized and unrealized gains (losses) on investments	(0.09)	1.83	1.10	(6.58)	0.71	4.73

Total from investment operations	(0.02)	1.91	1.21	(6.38)	0.77	4.81
Distributions to shareholders from
Net investment income	(0.08)	(0.06)	(0.18)	(0.06)	(0.08)	0.00
Net realized gains	0.00	0.00	0.00	(4.11)	(2.66)	(1.74)

Total distributions to shareholders	(0.08)	(0.06)	(0.18)	(4.17)	(2.74)	(1.74)
Net asset value, end of period	$14.12	$14.22	$12.37	$11.34	$21.89	$23.86
Total return[4]	(0.19)%	15.39%	11.09%	(34.87)%	3.12%	24.60%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.49%	1.56%	1.47%	1.36%	1.40%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.42%	0.64%	1.01%	1.30%	0.26%	0.35%
Supplemental data
Portfolio turnover rate	44%	23%	47%	31%	56%	39%
Net assets, end of period (000’s omitted)	$80,622	$120,364	$163,708	$185,541	$634,872	$611,237

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Effective June 20, 2008, Class D was renamed Investor Class.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage C&B Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

24	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to Financial Statements

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$67,568	$(67,568)	$0

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $149,733,231 with $66,442,910 expiring in 2016, $64,071,649 expiring in 2017 and $19,218,672 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

Notes to Financial Statements	Wells Fargo Advantage C&B Mid Cap Value Fund	25

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$130,884,447	$0	$0	$130,884,447
Other	0	0	1,053,857	1,053,857
Short-term investments
Investment companies	1,265,623	45,635,586	0	46,901,209
	$132,150,070	$45,635,586	$1,053,857	$178,839,513

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of September 30, 2010	$1,432,864
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	145,870
Purchases	0
Sales	(524,877)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of September 30, 2011	$1,053,857
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(107,908)

26	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Cooke & Bieler LP, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $1,141 from the sale of Class A shares and $2,935 and $97 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $74,158,283 and $132,157,241, respectively.

Notes to Financial Statements	Wells Fargo Advantage C&B Mid Cap Value Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $373 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,113,265, $1,207,861 and $3,803,114 of ordinary income for the year ended September 30, 2011, the eleven months ended September 30, 2010 and the year ended October 30, 2009, respectively.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$613,793	$(14,860,458)	$(149,733,231)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage C&B Mid Cap Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage C&B Mid Cap Value Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $1,113,265 of income dividends paid during the fiscal year ended September 30, 2011, has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $1,791 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage C&B Mid Cap Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32	Wells Fargo Advantage C&B Mid Cap Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205625 11-11 A228/AR228 9-11

Wells Fargo Advantage Common Stock Fund

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Common Stock Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most
economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Common Stock Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only
0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered
labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Common Stock Fund

3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve
announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its
effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle
East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S.
and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by
Standard & Poor’s.

4

Wells Fargo Advantage Common Stock Fund

Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent
events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for
choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Common Stock Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGER

Ann M. Miletti

FUND INCEPTION

December 29, 1989

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011

Class A (Excluding Sales Charges)

(4.61)%

  Russell 2500™
Index[1]

(2.22)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.26% for Class A. The Fund’s gross and net expense ratios are 1.33% and
1.27%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Common Stock Fund Class A shares for the most recent ten years with the
Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Common Stock Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell 2500 Index, for the 12-month period that ended
September 30, 2011.

■

Stock selection added value in a variety of sectors, including information technology (IT), consumer discretionary, and financials. These areas of outperformance were offset by underperformance in the energy and health care sectors.

■

As market participants seemed to swing from the elation of last fall’s Fed announcement of a second round of quantitative easing (QE2) to the Arab
Spring, the Japanese nuclear disaster, the U.S. debt ceiling debate, and, ultimately, to the possibility of a “double-dip” recession brought on by the contagion of a European debt crisis, our investment process helped us separate market emotion from investment fundamentals. We continued to look for well-positioned businesses with strong management teams and favorable trends that trade at attractive discounts to our estimated private market valuations (PMVs).

Stock selection was the main driver of the Fund’s results during the period.

Stock selection in the IT sector aided relative results, with contributions from core holdings including Alliance Data Systems, Inc., a provider of transaction-based marketing solutions, and Nuance Communications Incorporated, a leader in voice recognition software whose capabilities were recently added to the latest Apple iPhone 4S.

Consumer discretionary stocks contributed to both absolute and relative performance. Solid stock selection occurred among a variety of businesses, including pet supply retailer PetSmart, Incorporated;
specialty retailer Express, Incorporated; media company Time Warner Cable Incorporated; and hobby farm and ranch retailer Tractor Supply Company.

Underweighting financials added value as investor fears of increased regulation pressured valuations. Although our financials stocks collectively underperformed, we did benefit from select holdings, including CapitalSource Incorporated, which has transformed itself into a growing, healthy bank that is making loans and recovering from the financial crisis. Elsewhere in the financials sector, Camden Property Trust, a real estate investment trust that owns apartment buildings, was a notable contributor. Camden traded above 80% of our estimated PMV during the period so we exited the position.

The energy sector evidenced mixed results as standout performance from Range Resources Corporation, a beneficiary of excellent exposure to the Marcellus Shale, was more than offset by weakness in the energy equipment and services group. Noble Corporation, an offshore drilling contractor with a solid order backlog, saw its stock price decline by 11% over the past 12 months on lower oil prices and associated slowing rig activity. Collectively, the
Fund’s energy stocks detracted from relative results.

Stock selection in the health care sector was the most significant detractor. The sector has been subject to significant regulatory and economic pressure that negatively affected the Fund’s holdings. One example is Varian Medical Systems, Incorporated, a high-quality radiation-oncology equipment company that has historically traded at a premium to the broader market. Recently, however, hospitals have slowed capital expenditures in the more difficult macroeconomic environment, depressing Varian’s business and stock price. We nevertheless believe that aging U.S.
demographics, international expansion opportunities, and the proven merits of Varian’s products should bode well for the company’s future.

Performance Highlights (Unaudited)

Wells Fargo Advantage Common Stock Fund

7

Our methodology includes buying stocks that are selling at a discount to their estimated PMVs and selling stocks that approach their PMVs.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30,
2011)

Grand Canyon Education Incorporated

2.56%

CapitalSource Incorporated

1.90%

Nuance Communications Incorporated

1.64%

Church & Dwight Company Incorporated

1.63%

Republic Services Incorporated

1.57%

Express Incorporated

1.56%

PetSmart Incorporated

1.48%

Activision Blizzard Incorporated

1.45%

International Flavors & Fragrances Incorporated

1.45%

Alliance Data Systems Corporation

1.43%

SECTOR DISTRIBUTION[4] (AS OF SEPTEMBER 30,
2011)

Our discipline allows us to be patient with stocks that are out of favor with the market. Such a long-term approach seems to be the exception as the unprecedented volatility in the market appears to have increased investors’ focus on the short term rather than the long term. Although the dynamic created by a short-term investor focus can be challenging, we viewed the quarter’s unprecedented volatility favorably, as indiscriminant sell-offs throughout the period punished many companies that we judged to be higher-quality businesses with strong management teams. Our approach was validated on five separate occasions during the reporting period, as private market buyers made bids for companies in the portfolio. The bids were largely consistent with our view of the PMVs for Nalco Holdings; CommScope, Incorporated; J. Crew
Group, Incorporated; BJ’s Wholesale Club, Incorporated; and Syniverse Holdings, Incorporated. We subsequently sold all of these positions and took advantage of the market volatility to add new positions in companies that we believed were undervalued.

The Fund ended the period with an overweight to the IT, consumer discretionary, and energy sectors and an underweight to the financials and utilities sectors. Comparing the current prices of the portfolio’s holdings with our estimates of their PMVs reveals what we believe is an attractive price/value proposition that we hope will set the stage for above-average long-term results.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Common Stock Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SCSAX)

11/30/2000

(25.08
)

(10.09
)

1.53

6.91

(20.49
)

(4.61
)

2.74

7.54

1.33%

1.27%

Class B (SCSKX)**

11/30/2000

(25.74
)

(10.29
)

1.58

6.97

(20.74
)

(5.29
)

1.96

6.97

2.08%

2.02%

Class C (STSAX)

11/30/2000

(21.79
)

(6.35
)

1.95

6.72

(20.79
)

(5.35
)

1.95

6.72

2.08%

2.02%

Administrator Class (SCSDX)

07/30/2010

(20.39
)

(4.44
)

2.77

7.56

1.17%

1.11%

Institutional Class (SCNSX)

07/30/2010

(20.31
)

(4.22
)

2.83

7.59

0.90%

0.90%

Investor Class (STCSX)

12/29/1989

(20.49
)

(4.62
)

2.71

7.61

1.40%

1.30%

Russell 2500 Index

(21.68
)

(2.22
)

0.19

7.08

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not
include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions.
Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment
(relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, the returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.10% for Administrator Class, 0.90% for Institutional Class and 1.29% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Common Stock Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04-01-2011

Ending Account Value 09-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
795.09

$
5.67

1.26
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.75

$
6.38

1.26
%

Class B

Actual

$
1,000.00

$
792.57

$
9.03

2.01
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.99

$
10.15

2.01
%

Class C

Actual

$
1,000.00

$
792.05

$
9.03

2.01
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.99

$
10.15

2.01
%

Administrator Class

Actual

$
1,000.00

$
796.11

$
4.82

1.07
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.70

$
5.42

1.07
%

Institutional Class

Actual

$
1,000.00

$
796.95

$
3.92

0.87
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.71

$
4.41

0.87
%

Investor Class

Actual

$
1,000.00

$
795.09

$
5.81

1.29
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.60

$
6.53

1.29
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Common Stock Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Common Stocks: 93.89%

Consumer Discretionary: 20.16%

Auto Components: 0.71%

BorgWarner Incorporated†«

109,200

$
6,609,876

Diversified Consumer Services: 3.32%

Bridgepoint Education Incorporated†

406,959

7,097,365

Grand Canyon Education Incorporated†

1,475,570

23,830,456

30,927,821

Hotels, Restaurants & Leisure: 2.09%

Royal Caribbean Cruises Limited«

444,180

9,612,055

Texas Roadhouse Incorporated«

748,000

9,888,560

19,500,615

Household Durables: 1.28%

Mohawk Industries Incorporated†

277,933

11,926,105

Internet & Catalog Retail: 1.25%

Liberty Media Corporation Interactive Series A†

792,000

11,697,840

Media: 4.98%

Cablevision Systems Corporation New York Group Class A

624,000

9,815,520

Discovery Communications Incorporated Class A†

80,000

2,812,000

Interpublic Group of Companies Incorporated

1,465,000

10,548,000

Scripps Networks Interactive Incorporated«

306,000

11,374,020

Time Warner Cable Incorporated

189,808

11,895,267

46,444,807

Specialty Retail: 6.53%

Ann Incorporated†

532,102

12,153,210

Express Incorporated

715,000

14,507,350

PetSmart Incorporated

324,000

13,818,600

Tractor Supply Company

179,124

11,204,206

Urban Outfitters Incorporated†«

414,000

9,240,480

60,923,846

Consumer Staples: 1.63%

Household Products: 1.63%

Church & Dwight Company Incorporated

344,000

15,204,800

Energy: 5.87%

Energy Equipment & Services: 3.50%

Cameron International Corporation†

305,000

12,669,700

Helmerich & Payne Incorporated«

233,000

9,459,800

Noble Corporation«

358,449

10,520,478

32,649,978

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Common Stock Fund

11

Security Name

Shares

Value

Oil, Gas & Consumable Fuels: 2.37%

Forest Oil Corporation†

766,000

$
11,030,400

Newfield Exploration Company†

278,000

11,033,820

22,064,220

Financials: 14.14%

Capital Markets: 0.92%

Waddell & Reed Financial Incorporated

342,704

8,571,027

Commercial Banks: 3.96%

CapitalSource Incorporated

2,879,000

17,677,060

City National Corporation

318,754

12,036,151

Glacier Bancorp Incorporated«

182,394

1,709,032

MB Financial Incorporated

376,910

5,548,115

36,970,358

Diversified Financial Services: 1.44%

NBH Holdings Corporation 144A(a)

790,300

13,435,100

Insurance: 2.60%

Reinsurance Group of America Incorporated

248,370

11,412,602

RenaissanceRe Holdings Limited«

201,190

12,835,922

24,248,524

REITs: 5.22%

BioMed Realty Trust Incorporated«

784,614

13,001,054

Campus Crest Communities Incorporated«

808,531

8,796,817

DuPont Fabros Technology Incorporated«

529,896

10,433,652

Hersha Hospitality Trust«

3,185,950

11,023,387

Mid-America Apartment Communities Incorporated

89,387

5,382,885

48,637,795

Health Care: 10.62%

Health Care Equipment & Supplies: 6.04%

CareFusion Corporation†

497,000

11,903,150

DENTSPLY International Incorporated«

371,900

11,413,611

Hologic Incorporated†

799,000

12,152,790

Hospira Incorporated†

271,000

10,027,000

Varian Medical Systems Incorporated†«

208,000

10,849,280

56,345,831

Health Care Providers & Services: 2.00%

HealthSouth Rehabilitation Corporation†«

584,650

8,728,825

Universal Health Services Class B

291,000

9,894,000

18,622,825

Life Sciences Tools & Services: 2.58%

Parexel International Corporation†«

667,631

12,638,255

Pharmaceutical Product Development Incorporated

445,000

11,418,700

24,056,955

12

Wells Fargo Advantage Common Stock Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Industrials: 14.61%

Airlines: 1.88%

Alaska Air Group Incorporated†

220,000

$
12,383,800

United Continental Holdings Incorporated†

265,000

5,135,700

17,519,500

Commercial Services & Supplies: 3.71%

Herman Miller Incorporated«

530,000

9,465,800

Republic Services Incorporated

522,000

14,647,320

Steelcase Incorporated«

1,657,600

10,459,456

34,572,576

Electrical Equipment: 1.08%

AMETEK Incorporated

305,500

10,072,335

Industrial Conglomerates: 0.96%

Carlisle Companies Incorporated

282,700

9,012,476

Machinery: 3.51%

Pentair Incorporated«

350,000

11,203,500

SPX Corporation

223,000

10,104,130

Wabash National Corporation†«

2,396,149

11,429,631

32,737,261

Road & Rail: 2.14%

RSC Holdings Incorporated†«

1,338,000

9,539,940

Ryder System Incorporated

277,710

10,416,902

19,956,842

Trading Companies & Distributors: 1.33%

GATX Corporation«

400,000

12,396,000

Information Technology: 20.09%

Communications Equipment: 0.44%

Riverbed Technology Incorporated†

208,000

4,151,680

Computers & Peripherals: 0.88%

Diebold Incorporated

298,258

8,205,078

Electronic Equipment, Instruments & Components: 3.56%

Ingram Micro Incorporated Class A†

778,480

12,556,882

Molex Incorporated Class A

646,057

10,905,442

Trimble Navigation Limited†

290,000

9,729,500

33,191,824

IT Services: 6.19%

Alliance Data Systems Corporation†«

144,217

13,368,916

Amdocs Limited†

471,000

12,773,520

Cognizant Technology Solutions Corporation Class A†

153,000

9,593,100

Gartner Incorporated†

266,000

9,275,420

Global Payments Incorporated

315,284

12,734,321

57,745,277

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Common Stock Fund

13

Security Name

Shares

Value

Semiconductors & Semiconductor Equipment: 3.60%

Integrated Device Technology Incorporated†

2,172,000

$
11,185,800

PMC-Sierra Incorporated†

1,928,000

11,529,440

Xilinx Incorporated«

395,000

10,838,800

33,554,040

Software: 5.42%

Activision Blizzard Incorporated«

1,137,000

13,530,300

Ansys Incorporated†«

225,000

11,034,000

Nuance Communications Incorporated†«

750,000

15,270,000

Red Hat Incorporated†

254,000

10,734,040

50,568,340

Materials: 5.54%

Chemicals: 1.45%

International Flavors & Fragrances Incorporated«

240,000

13,492,800

Containers & Packaging: 2.57%

Crown Holdings Incorporated†

397,000

12,152,170

Packaging Corporation of America

506,224

11,795,019

23,947,189

Metals & Mining: 1.52%

Royal Gold Incorporated«

95,000

6,085,700

Steel Dynamics Incorporated

820,000

8,134,400

14,220,100

Telecommunication Services: 1.23%

Diversified Telecommunication Services: 1.23%

Time Warner Telecom Incorporated†«

697,000

11,514,440

Total Common Stocks (Cost $818,325,179)

875,696,081

Principal

Other: 0.46%

Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)

$
4,370,991

1,640,433

VFNC Corporation, Pass-Through Entity, 0.24% 144A(a)(i)(v)±

5,072,726

2,587,090

Total Other (Cost $1,881,999)

4,227,523

Yield

Shares

Short-Term Investments: 23.78%

Investment Companies: 23.78%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.06
%

61,622,120

61,622,120

Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)

0.20

160,201,732

160,201,732

Total Short-Term Investments (Cost $221,823,852)

221,823,852

Total Investments in Securities

(Cost $1,042,031,030)*

118.13
%

1,101,747,456

Other Assets and Liabilities, Net

(18.13
)

(169,054,860
)

Total Net Assets

100.00
%

$
932,692,596

14

Wells Fargo Advantage Common Stock Fund

Portfolio of Investments—September 30, 2011

†
Non-income earning security.

«
All or a portion of this security is on loan.

144A
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(v)
Security represents investment of cash collateral received from securities on loan.

±
Variable rate investment.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $1,056,314,501 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
138,987,625

Gross unrealized depreciation

(93,554,670
)

Net unrealized appreciation

$
45,432,955

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—September 30, 2011

Wells Fargo Advantage Common Stock Fund

15

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
879,923,604

In affiliated securities, at value

221,823,852

Total investments, at value (see cost below)

1,101,747,456

Receivable for investments sold

1,191,461

Receivable for Fund shares sold

1,057,017

Receivable for dividends

1,228,370

Receivable for securities lending income

24,056

Prepaid expenses and other assets

19,957

Total assets

1,105,268,317

Liabilities

Payable for investments purchased

8,624,819

Payable for Fund shares redeemed

694,879

Payable upon receipt of securities loaned

162,083,731

Advisory fee payable

569,506

Distribution fees payable

13,754

Due to other related parties

310,952

Accrued expenses and other liabilities

278,080

Total liabilities

172,575,721

Total net assets

$
932,692,596

NET ASSETS CONSIST OF

Paid-in capital

$
821,217,246

Accumulated net realized gains on investments

51,758,924

Net unrealized gains on investments

59,716,426

Total net assets

$
932,692,596

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
153,920,717

Shares outstanding – Class A

8,973,400

Net asset value per share – Class A

$17.15

  Maximum offering price per share – Class
A2

$18.20

Net assets – Class B

$
1,654,912

Shares outstanding – Class B

107,778

Net asset value per share – Class B

$15.35

Net assets – Class C

$
17,886,778

Shares outstanding – Class C

1,165,015

Net asset value per share – Class C

$15.35

Net assets – Administrator Class

$
19,044,416

Shares outstanding – Administrator Class

1,108,378

Net asset value per share – Administrator Class

$17.18

Net assets – Institutional Class

$
16,475,103

Shares outstanding – Institutional Class

956,212

Net asset value per share – Institutional Class

$17.23

Net assets – Investor Class

$
723,710,670

Shares outstanding – Investor Class

41,347,984

Net asset value per share – Investor Class

$17.50

Total investments, at cost

$
1,042,031,030

Securities on loan, at value

$
153,354,700

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Common Stock Fund

Statement of Operations—Year Ended September 30, 2011

Investment income

Dividends

$
10,450,932

Securities lending income, net

385,163

Income from affiliated securities

80,365

Total investment income

10,916,460

Expenses

Advisory fee

7,802,641

Administration fees

Fund level

542,724

Class A

412,457

Class B

13,090

Class C

55,827

Administrator Class

21,278

Institutional Class

6,961

Investor Class

2,872,071

Shareholder servicing fees

Class A

395,621

Class B

12,586

Class C

53,680

Administrator Class

45,203

Investor Class

2,144,602

Distribution fees

Class B

37,759

Class C

161,039

Custody and accounting fees

50,179

Professional fees

38,339

Registration fees

43,650

Shareholder report expenses

58,125

Trustees’ fees and expenses

10,636

Other fees and expenses

9,064

Total expenses

14,787,532

Less: Fee waivers and/or expense reimbursements

(722,646
)

Net expenses

14,064,886

Net investment loss

(3,148,426
)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

75,995,759

Net change in unrealized gains (losses) on investments

(128,495,541
)

Net realized and unrealized gains (losses) on investments

(52,499,782
)

Net decrease in net assets resulting from operations

$
(55,648,208
)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Wells Fargo Advantage Common Stock Fund

17

  Year Ended
September 30, 2011

  Year Ended
September 30, 2010[1]

  Year Ended
October 31, 2009

Operations

Net investment income (loss)

$
(3,148,426
)

$
(2,541,316
)

$
996,078

Net realized gains (losses) on investments

75,995,759

70,240,623

(59,292,081
)

Net change in unrealized gains (losses) on investments

(128,495,541
)

92,472,192

202,917,934

Net increase (decrease) in net assets resulting from operations

(55,648,208
)

160,171,499

144,621,931

Distributions to shareholders from

Net investment income

Class A

0

(175,315
)

0

Investor Class

0

(846,753
)

0

Net realized gains

Class A

(1,404,311
)

0

0

Class B

(69,802
)

0

0

Class C

(275,410
)

0

0

Administrator Class

(367,463
)

0
[2]

NA

Institutional Class

(27,553
)

0
[2]

NA

Investor Class

(10,251,225
)

0

0

Total distributions to shareholders

(12,395,764
)

(1,022,068
)

0

Capital share transactions

Proceeds from shares sold

Class A

6,090,833

124,471,269

3,079,422

53,451,955

3,973,847

49,268,169

Class B

18,209

332,389

10,519

165,173

28,076

314,460

Class C

284,610

5,194,168

376,540

5,908,814

196,727

2,333,053

Administrator Class

1,855,833

35,929,881

572
[2]

10,000
[2]

NA

NA

Institutional Class

1,069,310

21,868,363

17,939
[2]

315,961
[2]

NA

NA

Investor Class

4,638,350

95,106,351

2,692,369

47,558,816

6,258,207

80,036,265

282,902,421

107,410,719

131,951,947

Reinvestment of distributions

Class A

68,402

1,359,826

10,270

165,044

0

0

Class B

3,729

66,793

0

0

0

0

Class C

12,959

232,092

0

0

0

0

Administrator Class

14,807

294,511

0
[2]

0
[2]

NA

NA

Institutional Class

1,384

27,553

0
[2]

0
[2]

NA

NA

Investor Class

486,118

9,863,325

49,462

811,183

0

0

11,844,100

976,227

0

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Common Stock Fund

Statements of Changes in Net Assets

  Year Ended
September 30, 2011

  Year Ended
September 30, 2010[1]

  Year Ended
October 31, 2009

Capital share transactions (continued)

Payment for shares redeemed

Class A

(3,971,644
)

$
(77,483,331
)

(3,783,108
)

$
(64,596,256
)

(3,674,590
)

$
(44,429,356
)

Class B

(601,505
)

(10,853,568
)

(233,891
)

(3,597,998
)

(403,774
)

(4,572,445
)

Class C

(226,229
)

(4,113,863
)

(140,172
)

(2,178,398
)

(202,716
)

(2,247,282
)

Administrator Class

(762,834
)

(15,765,307
)

0
[2]

0
[2]

NA

NA

Institutional Class

(132,421
)

(2,703,097
)

0
[2]

0
[2]

NA

NA

Investor Class

(4,774,766
)

(97,697,974
)

(4,412,092
)

(77,026,405
)

(8,688,078
)

(108,042,290
)

(208,617,140
)

(147,399,057
)

(159,291,373
)

Net increase (decrease) in net assets resulting from capital share transactions

86,129,381

(39,012,111
)

(27,339,426
)

Total increase in net assets

18,085,409

120,137,320

117,282,505

Net assets

Beginning of period

914,607,187

794,469,867

677,187,362

End of period

$
932,692,596

$
914,607,187

$
794,469,867

Undistributed net investment income

$
0

$
0

$
1,021,743

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Common Stock Fund

19

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Class A

2011

2010[1]

2009

2008

2007

2006

Net asset value, beginning of period

$
18.20

$
15.10

$
12.26

$
22.66

$
23.84

$
22.97

Net investment income (loss)

(0.06
)

(0.04
)

0.02
[2]

0.00
[2,3]

(0.05
)[2]

(0.03
)[2]

Net realized and unrealized gains (losses) on investments

(0.74
)

3.16

2.82

(6.68
)

3.98

4.08

Total from investment operations

(0.80
)

3.12

2.84

(6.68
)

3.93

4.05

Distributions to shareholders from

Net investment income

0.00

(0.02
)

0.00

(0.10
)

0.00

0.00

Net realized gains

(0.25
)

0.00

0.00

(3.61
)

(5.11
)

(3.18
)

Tax basis return of capital

0.00

0.00

0.00

(0.01
)

0.00

0.00

Total distributions to shareholders

(0.25
)

(0.02
)

0.00

(3.72
)

(5.11
)

(3.18
)

Net asset value, end of period

$
17.15

$
18.20

$
15.10

$
12.26

$
22.66

$
23.84

  Total
return[4]

(4.61
)%

20.80
%

23.08
%

(34.55
)%

19.74
%

19.11
%

Ratios to average net assets (annualized)

Gross expenses

1.30
%

1.33
%

1.37
%

1.34
%

1.37
%

1.34
%

Net expenses

1.26
%

1.26
%

1.26
%

1.29
%

1.31
%

1.31
%

Net investment income (loss)

(0.24
)%

(0.25
)%

0.19
%

0.03
%

(0.25
)%

(0.15
)%

Supplemental data

Portfolio turnover rate

41
%

47
%

58
%

81
%

58
%

56
%

Net assets, end of period (000’s omitted)

$153,921

$123,495

$112,900

$88,049

$62,456

$64,915

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Common Stock Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class B	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$16.44	$13.71	$11.23	$21.10	$22.67	$22.13
Net investment loss	(0.20)[2]	(0.14)[2]	(0.06)[2]	(0.12)[2]	(0.20)[2]	(0.20)[2]
Net realized and unrealized gains (losses) on investments	(0.64)	2.87	2.54	(6.14)	3.74	3.92

Total from investment operations	(0.84)	2.73	2.48	(6.26)	3.54	3.72
Distributions to shareholders from
Net realized gains	(0.25)	0.00	0.00	(3.61)	(5.11)	(3.18)
Tax basis return of capital	0.00	0.00	0.00	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.25)	0.00	0.00	(3.61)	(5.11)	(3.18)
Net asset value, end of period	$15.35	$16.44	$13.71	$11.23	$21.10	$22.67
Total return[4]	(5.29)%	19.91%	22.08%	(35.04)%	18.86%	18.23%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.08%	2.12%	2.11%	2.12%	2.09%
Net expenses	2.01%	2.01%	2.01%	2.06%	2.06%	2.06%
Net investment loss	(1.13)%	(1.02)%	(0.51)%	(0.76)%	(1.00)%	(0.90)%
Supplemental data
Portfolio turnover rate	41%	47%	58%	81%	58%	56%
Net assets, end of period (000’s omitted)	$1,655	$11,302	$12,487	$14,449	$31,415	$34,205

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Common Stock Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class C	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$16.44	$13.71	$11.23	$21.09	$22.67	$22.13
Net investment loss	(0.18)[2]	(0.14)[2]	(0.06)[2]	(0.12)[2]	(0.20)[2]	(0.20)[2]
Net realized and unrealized gains (losses) on investments	(0.66)	2.87	2.54	(6.13)	3.73	3.92

Total from investment operations	(0.84)	2.73	2.48	(6.25)	3.53	3.72
Distributions to shareholders from
Net realized gains	(0.25)	0.00	0.00	(3.61)	(5.11)	(3.18)
Tax basis return of capital	0.00	0.00	0.00	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.25)	0.00	0.00	(3.61)	(5.11)	(3.18)
Net asset value, end of period	$15.35	$16.44	$13.71	$11.23	$21.09	$22.67
Total return[4]	(5.35)%	20.00%	21.99%	(35.00)%	18.82%	18.24%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.08%	2.12%	2.10%	2.12%	2.09%
Net expenses	2.01%	2.01%	2.01%	2.06%	2.06%	2.06%
Net investment loss	(1.01)%	(1.01)%	(0.56)%	(0.76)%	(1.00)%	(0.90)%
Supplemental data
Portfolio turnover rate	41%	47%	58%	81%	58%	56%
Net assets, end of period (000’s omitted)	$17,887	$17,976	$11,750	$9,692	$18,501	$18,885

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Common Stock Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$18.20	$17.49
Net investment income (loss)	(0.01)[2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.76)	0.70

Total from investment operations	(0.77)	0.71
Distributions to shareholders from
Net realized gains	(0.25)	0.00
Net asset value, end of period	$17.18	$18.20
Total return[3]	(4.44)%	4.06%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.18%
Net expenses	1.09%	1.07%
Net investment income (loss)	(0.05)%	0.19%
Supplemental data
Portfolio turnover rate	41%	47%
Net assets, end of period (000’s omitted)	$19,044	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Common Stock Fund	23

(For a share outstanding throughout each period)

	Year Ended September 30,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$18.21	$17.49
Net investment income	0.01	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.74)	0.70

Total from investment operations	(0.73)	0.72
Distributions to shareholders from
Net realized gains	(0.25)	0.00
Net asset value, end of period	$17.23	$18.21
Total return[3]	(4.22)%	4.12%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.94%
Net expenses	0.87%	0.89%
Net investment income	0.29%	0.60%
Supplemental data
Portfolio turnover rate	41%	47%
Net assets, end of period (000’s omitted)	$16,475	$327

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Common Stock Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Investor Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$18.57	$15.41	$12.53	$23.07	$24.18	$23.25
Net investment income (loss)	(0.06)	(0.05)[2]	0.02 [2]	0.00 [2,3]	(0.05)[2]	(0.03)[2]
Net realized and unrealized gains (losses) on investments	(0.76)	3.23	2.86	(6.81)	4.05	4.14

Total from investment operations	(0.82)	3.18	2.88	(6.81)	4.00	4.11
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	(0.11)	0.00	0.00
Net realized gains	(0.25)	0.00	0.00	(3.61)	(5.11)	(3.18)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.02)	0.00	(3.73)	(5.11)	(3.18)
Net asset value, end of period	$17.50	$18.57	$15.41	$12.53	$23.07	$24.18
Total return[4]	(4.62)%	20.73%	22.91%	(34.52)%	19.75%	19.14%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.43%	1.47%	1.50%	1.54%	1.51%
Net expenses	1.29%	1.29%	1.29%	1.29%	1.29%	1.29%
Net investment income (loss)	(0.29)%	(0.30)%	0.17%	0.00%	(0.23)%	(0.13)%
Supplemental data
Portfolio turnover rate	41%	47%	58%	81%	58%	56%
Net assets, end of period (000’s omitted)	$723,711	$761,497	$657,333	$564,998	$1,057,463	$991,457

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Common Stock Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

26	Wells Fargo Advantage Common Stock Fund	Notes to Financial Statements

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments
$3,148,426	$(3,148,426)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

Notes to Financial Statements	Wells Fargo Advantage Common Stock Fund	27

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$862,260,981	$0	$13,435,100	$875,696,081
Other	0	0	4,227,523	4,227,523
Short-term investments
Investment companies	61,622,120	160,201,732	0	221,823,852
	$923,883,101	$160,201,732	$17,662,623	$1,101,747,456

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common stocks	Other	Total
Balance as of September 30, 2010	$11,078,247	$5,747,903	$16,826,150
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	0	0	0
Change in unrealized gains (losses)	(1,269,787)	585,153	(684,634)
Purchases	3,626,640	0	3,626,640
Sales	0	(2,105,533)	(2,105,533)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance as of September 30, 2011	$13,435,100	$4,227,523	$17,662,623
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(1,269,787)	$(432,871)	$(1,702,658)

28	Wells Fargo Advantage Common Stock Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $11,937 from the sale of Class A shares and $252, $464 and $1,896 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $466,410,085 and $415,975,268, respectively.

Notes to Financial Statements	Wells Fargo Advantage Common Stock Fund	29

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $2,077 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2011, the eleven months ended September 30, 2010 and the year ended October 31, 2009 were as follows:

	Year ended September 30, 2011	Eleven Months ended September 30, 2010	Year ended October 31, 2009
Ordinary Income	$0	$1,022,068	$0
Long-term Capital Gain	12,395,764	0	0

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$1,317,506	$64,724,888	$45,432,955

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

30	Wells Fargo Advantage Common Stock Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Common Stock Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Common Stock Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Common Stock Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $12,395,764 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2011.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Common Stock Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Common Stock Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage Common Stock Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205626 11-11 A229/AR229 9-11

Wells Fargo Advantage Discovery FundSM

Annual Report

September 30, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Discovery Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Discovery Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only
0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered
labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Discovery Fund

3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its effort to stimulate economic growth, the Fed launched a second round of quantitative easing
(QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter
2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010.
Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East.

In May and
June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by Standard & Poor’s.

4

Wells Fargo Advantage Discovery Fund

Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent
events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for
choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Discovery Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Thomas J. Pence, CFA

Michael
T. Smith, CFA

FUND INCEPTION

December 31, 1987

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011

Class A (Excluding Sales Charges)

2.37%

Russell 2500™ Growth Index[1]

0.59%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.22% for Class A. The Fund’s gross and net expense ratios are 1.37% and 1.23%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Discovery Fund Class A shares for the most recent ten years with the Russell 2500™ Growth
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Discovery Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund’s Class A shares excluding sales charges outperformed its benchmark, the Russell 2500™ Growth Index, during the 12-month period that ended September 30, 2011.

■

Effective stock selection in the health care and consumer discretionary sectors contributed to performance, while telecommunication services holdings and a lack of exposure to consumer staples were slight headwinds.

■

  Investor optimism at the outset of the period eventually gave way to renewed macroeconomic concerns, leading to a sharp sell-off in equities.

■

  In the current environment, we remain dedicated to our bottom-up stock selection process in seeking to maintain an optimal risk/reward balance.

Investor optimism gave way to market volatility and falling stock prices.

The 12-month period began on a positive note as the equity market rallied in the fourth quarter of 2010 amid greater confidence in the sustainability of the
U.S. economic recovery. Strong corporate profits and the Federal Reserve’s second round of quantitative easing (QE2) also helped lift stock prices. The upbeat mood generally carried over into early 2011, although there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and the natural disasters in Japan.

In the spring and summer
of 2011, investors’ spirits dampened as a string of discouraging economic data re-ignited fears of a double-dip recession. Investor confidence was further damaged by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate profits, investors’ intense focus on negative macro headlines triggered heightened market volatility and led to a broad-based sell-off in equities during the third quarter of 2011.

Effective stock selection enabled the Fund to outperform
its benchmark.

Effective stock selection in the health care and consumer discretionary sectors contributed significantly to the Fund’s outperformance during the period. In health care, Pharmasset Incorporated’s innovative treatment for hepatitis C progressed through various steps toward approval, adding to the perceived value of the company. Meanwhile, athenahealth
Incorporated—a health care technology company that provides efficiency-enhancing solutions to physician practices—generated impressive revenue and earnings growth. In consumer discretionary, many stocks delivered positive returns as high-end consumers continued to spend. Auto components and luxury goods companies were our leading contributors in the sector.

Stock selection
in the telecommunication services sector and a lack of exposure to consumer staples were performance headwinds. SBA Communications Corporation, a longtime holding, declined as the announced consolidation of AT&T and T-Mobile threatened to eliminate a key customer. Investors’ rotation into more defensive market segments enabled many consumer staples stocks to outperform the market. In keeping with our stock selection discipline, we generally avoided the sector because we found few consumer staples companies with growth profiles that met our criteria.

Performance Highlights (Unaudited)

Wells Fargo Advantage Discovery Fund

7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30, 2011)

Kansas City Southern

3.11%

Transdigm Group Incorporated

2.82%

Airgas Incorporated

2.77%

NetLogic Microsystems Incorporated

2.68%

Catalyst Health Solutions Incorporated

2.48%

Pharmasset Incorporated

2.34%

Gartner Incorporated

2.26%

Equinix Incorporated

2.02%

Deckers Outdoor Corporation

1.97%

Alexion Pharmaceuticals Incorporated

1.95%

We have taken advantage of the opportunity to upgrade the quality of the portfolio.

Although the Fund outperformed on a relative basis, absolute returns were disappointing. Our mix of cyclical positions within our
“developing situations” category was suboptimal given the macro backdrop and has thus been prudently adjusted. In addition, the recent market sell-off caused many companies with predictable, visible earnings growth—“core”
holdings within our portfolio construction framework—to be unfairly punished along with more cyclical companies.

Time has proven that the best response
to volatile, irrational markets is to be adaptive in your thinking but consistent in your investment process. Accordingly, while we have continued to execute our time-tested process, we have taken advantage of the opportunity to upgrade the quality of the portfolio by exchanging stocks with higher earnings variability for those with lower earnings variability. The challenge is to construct a portfolio with the right balance of secular and cyclical growth exposures. We believe that our
“surround-the-company” approach has allowed us to achieve such balance and that the portfolio is well positioned once fundamentals—rather than macro forces—re-emerge as the primary engine of equity returns.

  SECTOR
DISTRIBUTION[4]   (AS OF SEPTEMBER 30,
2011)

A slow-growth environment is generally conducive to our investment approach.

The belief that the U.S. and global recoveries would reaccelerate in the second half of 2011 has evaporated amid mounting worries over slowing economic growth and fallout from the European debt crisis, exacerbated by a loss of faith in policymakers’ ability to reach timely, meaningful solutions.

In our view, the widespread uncertainty
has created a man-made slowdown with the potential to have a “snowball” effect—yet we believe that the U.S. economy is unlikely to enter a deep recession. Unlike the period leading up to the 2008–2009 financial crisis, the recovery of the past few years has not been marked by excessive borrowing or spending. We therefore think that a sluggish but sustainable recovery is a more likely scenario going forward. Although it may seem counterintuitive, such a scenario may favor our bottom-up process. Historically, in slower-growth environments, investors have placed a premium on innovative companies with attractive secular growth drivers—precisely the characteristics we look for in our holdings.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Discovery Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (WFDAX)

07/31/2007

(24.58
)

(3.50
)

2.93

7.90

(19.97
)

2.37

4.16

8.54

1.37%

1.23%

Class C (WDSCX)

07/31/2007

(21.29
)

0.59

3.37

7.77

(20.29
)

1.59

3.37

7.77

2.12%

1.98%

Administrator Class (WFDDX)

04/08/2005

(19.90
)

2.58

4.33

8.67

1.21%

1.16%

Institutional Class (WFDSX)

08/31/2006

(19.79
)

2.79

4.57

8.80

0.94%

0.91%

Investor Class (STDIX)

12/31/1987

(20.00
)

2.33

4.09

8.50

1.44%

1.30%

Russell 2500 Growth Index

(21.05
)

0.59

1.91

6.32

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For
Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator
Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock
fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses
After Fee Waiver, excluding certain expenses, at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class and 1.29% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Discovery Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04-01-2011

Ending Account Value 09-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
800.30

$
5.82

1.29
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.60

$
6.53

1.29
%

Class C

Actual

$
1,000.00

$
797.12

$
9.28

2.06
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.74

$
10.40

2.06
%

Administrator Class

Actual

$
1,000.00

$
801.04

$
5.19

1.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.30

$
5.82

1.15
%

Institutional Class

Actual

$
1,000.00

$
802.06

$
4.07

0.90
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.56

$
4.56

0.90
%

Investor Class

Actual

$
1,000.00

$
800.00

$
6.14

1.36
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.25

$
6.88

1.36
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Discovery Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Common Stocks: 95.44%

Consumer Discretionary: 17.83%

Auto Components: 1.50%

BorgWarner Incorporated†«

199,600

$
12,081,788

Automobiles: 1.25%

Tesla Motors Incorporated†«

413,987

10,097,143

Household Durables: 1.48%

Tempur-Pedic International Incorporated†«

226,100

11,895,121

Internet & Catalog Retail: 1.09%

Shutterfly Incorporated†«

212,400

8,746,632

Media: 2.80%

National Cinemedia Incorporated«

693,251

10,059,072

Virgin Media Incorporated«

511,700

12,459,895

22,518,967

Specialty Retail: 5.49%

Abercrombie & Fitch Company Class A«

76,000

4,678,560

Dick’s Sporting Goods Incorporated†

409,640

13,706,554

Ross Stores Incorporated

90,100

7,089,969

Vitamin Shoppe Incorporated†

274,400

10,273,536

Williams-Sonoma Incorporated

273,151

8,410,319

44,158,938

Textiles, Apparel & Luxury Goods: 4.22%

Deckers Outdoor Corporation†

169,500

15,807,570

Under Armour Incorporated†

76,500

5,080,365

Vera Bradley Incorporated†«

361,600

13,035,680

33,923,615

Energy: 8.02%

Energy Equipment & Services: 2.82%

Carbo Ceramics Incorporated«

97,200

9,965,916

Oil States International Incorporated†«

249,600

12,709,632

22,675,548

Oil, Gas & Consumable Fuels: 5.20%

Brigham Exploration Company†

562,530

14,209,508

Concho Resources Incorporated†«

126,500

8,999,210

Pioneer Natural Resources Company«

162,800

10,707,356

SandRidge Energy Incorporated†«

1,421,400

7,902,984

41,819,058

Financials: 2.84%

Capital Markets: 1.76%

Affiliated Managers Group Incorporated†

160,400

12,519,220

LPL Investment Holdings Incorporated†«

65,562

1,666,586

14,185,806

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Discovery Fund

11

Security Name

Shares

Value

Diversified Financial Services: 1.08%

MSCI Incorporated†

286,300

$
8,683,479

Health Care: 16.41%

Biotechnology: 5.06%

Alexion Pharmaceuticals Incorporated†

244,200

15,643,452

BioMarin Pharmaceutical Incorporated†«

195,700

6,236,959

Pharmasset Incorporated†

228,100

18,788,596

40,669,007

Health Care Equipment & Supplies: 1.39%

Alere Incorporated†«

281,200

5,525,580

Heartware International Incorporated†

88,000

5,668,080

11,193,660

Health Care Providers & Services: 6.75%

AmerisourceBergen Corporation

238,900

8,903,803

Catalyst Health Solutions Incorporated†

345,100

19,908,819

HealthSpring Incorporated†

396,546

14,458,067

MEDNAX Incorporated†

176,100

11,030,904

54,301,593

Health Care Technology: 1.18%

athenahealth Incorporated†«

159,100

9,474,405

Life Sciences Tools & Services: 1.06%

Bruker BioSciences Corporation†

630,600

8,532,018

Pharmaceuticals: 0.97%

Impax Laboratories Incorporated†

437,300

7,832,043

Industrials: 18.51%

Aerospace & Defense: 5.79%

Embraer SA ADR«

405,500

10,287,535

Transdigm Group Incorporated†

277,700

22,679,759

Triumph Group Incorporated«

279,400

13,617,956

46,585,250

Machinery: 6.06%

AGCO Corporation†

198,800

6,872,516

Chart Industries Incorporated†«

264,100

11,137,097

Graco Incorporated

421,200

14,379,768

Robbins & Myers Incorporated«

236,800

8,219,328

Wabco Holdings Incorporated†

214,886

8,135,584

48,744,293

Road & Rail: 4.28%

Hertz Global Holdings Incorporated†«

1,053,090

9,372,501

Kansas City Southern†

500,900

25,024,964

34,397,465

12

Wells Fargo Advantage Discovery Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Trading Companies & Distributors: 1.30%

WESCO International Incorporated†«

311,670

$
10,456,529

Transportation Infrastructure: 1.08%

Wesco Aircraft Holdings Incorporated†

794,669

8,685,732

Information Technology: 24.88%

Communications Equipment: 1.99%

Acme Packet Incorporated†«

192,200

8,185,798

Riverbed Technology Incorporated†«

390,600

7,796,376

15,982,174

Internet Software & Services: 4.40%

Equinix Incorporated†«

182,683

16,227,731

LogMeIn Incorporated†«

267,074

8,869,528

Mercadolibre Incorporated«

190,900

10,260,875

35,358,134

IT Services: 3.37%

Gartner Incorporated†

522,396

18,215,949

ServiceSource International Incorporated†«

672,552

8,884,412

27,100,361

Semiconductors & Semiconductor Equipment: 6.04%

Atmel Corporation†

856,800

6,914,376

Avago Technologies Limited

425,300

13,937,081

Microchip Technology Incorporated«

198,823

6,185,384

NetLogic Microsystems Incorporated†«

448,472

21,575,988

48,612,829

Software: 9.08%

Aspen Technology Incorporated†

784,900

11,985,423

Broadsoft Incorporated†«

451,300

13,696,955

Qlik Technologies Incorporated†

421,391

9,127,329

Red Hat Incorporated†«

238,500

10,079,010

SuccessFactors Incorporated†«

610,971

14,046,223

TIBCO Software Incorporated†

629,471

14,093,856

73,028,796

Materials: 4.65%

Chemicals: 2.77%

Airgas Incorporated

349,000

22,273,180

Containers & Packaging: 1.88%

Crown Holdings Incorporated†«

494,300

15,130,523

Telecommunication Services: 2.30%

Diversified Telecommunication Services: 1.07%

Iridium Communications Incorporated†«

1,387,850

8,604,670

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Discovery Fund

13

Security Name

Shares

Value

Wireless Telecommunication Services: 1.23%

SBA Communications Corporation Class A†

286,850

$
9,890,588

Total Common Stocks (Cost $775,494,597)

767,639,345

Principal

Other: 0.21%

Gryphon Funding Limited, Pass-through Entity(a)(i)(v)

$
1,778,389

667,429

VFNC Corporation, Pass-through Entity 0.24% (a)(i)(v)±144A

2,063,898

1,052,588

Total Other (Cost $765,713)

1,720,017

Yield

Shares

Short-Term Investments: 21.65%

Investment Companies: 21.65%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.06
%

22,267,948

22,267,948

Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)

0.20

151,828,488

151,828,488

Total Short-Term Investments (Cost $174,096,436)

174,096,436

Total Investments in Securities

(Cost $950,356,746)*

117.30
%

943,455,798

Other Assets and Liabilities, Net

(17.30
)

(139,169,549
)

Total Net Assets

100.00
%

$
804,286,249

†
Non-income earning security.

«
All or a portion of this security is on loan.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(v)
Security represents investment of cash collateral received from securities on loan.

±
Variable rate investment.

144A
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $959,347,406 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
92,053,795

Gross unrealized depreciation

(107,945,403
)

Net unrealized depreciation

$
(15,891,608
)

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Discovery Fund

Statement of Assets and Liabilities—September 30, 2011

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
769,359,362

In affiliated securities, at value

174,096,436

Total investments, at value (see cost below)

943,455,798

Receivable for investments sold

7,291,502

Receivable for Fund shares sold

15,493,856

Receivable for dividends

111,341

Receivable for securities lending income

43,031

Prepaid expenses and other assets

52,130

Total assets

966,447,658

Liabilities

Payable for investments purchased

2,362,798

Payable for Fund shares redeemed

6,367,530

Payable upon receipt of securities loaned

152,594,201

Advisory fee payable

473,372

Distribution fees payable

3,620

Due to other related parties

160,519

Accrued expenses and other liabilities

199,369

Total liabilities

162,161,409

Total net assets

$
804,286,249

NET ASSETS CONSIST OF

Paid-in capital

$
779,406,728

Undistributed net investment loss

(623
)

Accumulated net realized gains on investments

31,781,092

Net unrealized losses on investments

(6,900,948
)

Total net assets

$
804,286,249

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
41,507,438

Shares outstanding – Class A

1,957,504

Net asset value per share – Class A

$21.20

  Maximum offering price per share – Class
A2

$22.49

Net assets – Class C

$
5,205,234

Shares outstanding – Class C

253,730

Net asset value per share – Class C

$20.51

Net assets – Administrator Class

$
203,820,270

Shares outstanding – Administrator Class

9,480,745

Net asset value per share – Administrator Class

$21.50

Net assets – Institutional Class

$
274,038,734

Shares outstanding – Institutional Class

12,592,774

Net asset value per share – Institutional Class

$21.76

Net assets – Investor Class

$
279,714,573

Shares outstanding – Investor Class

13,243,092

Net asset value per share – Investor Class

$21.12

Total investments, at cost

$
950,356,746

Securities on loan, at value

$
144,314,039

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011

Wells Fargo Advantage Discovery Fund

15

Investment income

Dividends*

$
2,774,343

Income from affiliated securities

33,682

Securities lending income, net

429,574

Total investment income

3,237,599

Expenses

Advisory fee

5,340,380

Administration fees

Fund level

363,501

Class A

52,073

Class C

12,716

Administrator Class

179,032

Institutional Class

139,004

Investor Class

1,152,677

Shareholder servicing fees

Class A

50,070

Class C

12,227

Administrator Class

444,486

Investor Class

845,591

Distribution fees

Class C

36,680

Custody and accounting fees

70,957

Professional fees

42,814

Registration fees

82,644

Shareholder report expenses

80,003

Trustees’ fees and expenses

10,636

Other fees and expenses

11,483

Total expenses

8,926,974

Less: Fee waivers and/or expense reimbursements

(157,863
)

Net expenses

8,769,111

Net investment loss

(5,531,512
)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

94,566,284

Net change in unrealized gains (losses) on investments

(113,827,336
)

Net realized and unrealized gains (losses) on investments

(19,261,052
)

Net decrease in net assets resulting from operations

$
(24,792,564
)

* Net of foreign dividend withholding taxes of

$34,744

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Discovery Fund

Statements of Changes in Net Assets

Year Ended September 30, 2011

Year Ended September 30,
2010[1]

Year Ended October 31, 2009

Operations

Net investment loss

$
(5,531,512
)

$
(3,450,560
)

$
(1,858,498
)

Net realized gains (losses) on investments

94,566,284

47,050,364

(85,024,146
)

Net change in unrealized gains (losses) on investments

(113,827,336
)

71,409,737

115,509,880

Net increase (decrease) in net assets resulting from operations

(24,792,564
)

115,009,541

28,627,236

Capital share transactions

Shares

Shares

Shares

Proceeds from shares sold

Class A

1,095,297

27,452,345

236,090

4,551,995

380,025

5,264,835

Class C

148,549

3,590,156

31,339

587,636

76,037

1,145,582

Administrator Class

5,191,652

126,543,495

610,133

11,778,289

3,573,423

49,405,982

Institutional Class

9,263,173

222,854,410

2,242,050

44,320,262

6,749,009

92,996,650

Investor Class

6,857,139

169,186,037

3,694,378

70,406,485

2,520,954

34,120,952

549,626,443

131,644,667

182,934,001

Payment for shares redeemed

Class A

(386,635
)

(9,369,870
)

(115,725
)

(2,146,948
)

(357,934
)

(5,018,873
)

Class C

(47,396
)

(1,103,405
)

(32,120
)

(597,351
)

(26,951
)

(322,194
)

Administrator Class

(1,559,935
)

(38,591,381
)

(1,298,878
)

(24,512,951
)

(2,665,098
)

(37,053,956
)

Institutional Class

(2,131,822
)

(49,902,368
)

(1,188,659
)

(22,670,168
)

(4,062,551
)

(55,105,401
)

Investor Class

(6,571,868
)

(157,069,883
)

(2,294,910
)

(42,405,051
)

(3,379,813
)

(45,454,121
)

(256,036,907
)

(92,332,469
)

(142,954,545
)

Net asset value of shares issued in acquisition

Class A

889,490

19,144,806

0

0

0

0

Class C

1,860

38,754

0

0

0

0

Administrator Class

7,885

172,065

0

0

0

0

Institutional Class

129,416

2,857,998

0

0

0

0

22,213,623

0

0

Net increase in net assets resulting from capital share transactions

315,803,159

39,312,198

39,979,456

Total increase in net assets

291,010,595

154,321,739

68,606,692

Net assets

Beginning of period

513,275,654

358,953,915

290,347,223

End of period

$
804,286,249

$
513,275,654

$
358,953,915

Undistributed net investment income (loss)

$
(623
)

$
0

$
0

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

The accompanying notes are an integral part of these
financial statements.

Financial Highlights

Wells Fargo Advantage Discovery Fund

17

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Class A

2011

2010[1]

2009

2008

2007[2]

Net asset value, beginning of period

$
20.71

$
15.69

$
14.52

$
28.07

$
25.25

Net investment loss

(0.21
)[3]

(0.18
)

(0.09
)[3]

(0.17
)[3]

(0.06
)[3]

Net realized and unrealized gains (losses) on investments

0.70

5.20

1.26

(9.40
)

2.88

Total from investment operations

0.49

5.02

1.17

(9.57
)

2.82

Distributions to shareholders from

Net realized gains

0.00

0.00

0.00

(3.98
)

0.00

Net asset value, end of period

$
21.20

$
20.71

$
15.69

$
14.52

$
28.07

  Total
return[4]

2.37
%

31.99
%

8.06
%

(39.00
)%

11.17
%

Ratios to average net assets (annualized)

Gross expenses

1.34
%

1.37
%

1.43
%

1.41
%

1.38
%

Net expenses

1.30
%

1.33
%

1.33
%

1.33
%

1.30
%

Net investment loss

(0.86
)%

(0.97
)%

(0.68
)%

(0.85
)%

(0.87
)%

Supplemental data

Portfolio turnover rate

111
%

93
%

221
%

153
%

137
%

Net assets, end of period (000’s omitted)

$41,507

$7,442

$3,750

$3,150

$220

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.
Calculated based upon average shares outstanding.

4.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Discovery Fund

Financial Highlights

(For a share outstanding throughout each period)

Class C

Year Ended September 30,

Year Ended October 31,

2011

2010[1]

2009

2008

2007[2]

Net asset value, beginning of period

$
20.19

$
15.41

$
14.36

$
28.04

$
25.25

Net investment loss

(0.38
)[3]

(0.29
)

(0.20
)[3]

(0.32
)[3]

(0.19
)[3]

Net realized and unrealized gains (losses) on investments

0.70

5.07

1.25

(9.38
)

2.98

Total from investment operations

0.32

4.78

1.05

(9.70
)

2.79

Distributions to shareholders from

Net realized gains

0.00

0.00

0.00

(3.98
)

0.00

Net asset value, end of period

$
20.51

$
20.19

$
15.41

$
14.36

$
28.04

  Total
return[4]

1.59
%

31.10
%

7.24
%

(39.57
)%

11.05
%

Ratios to average net assets (annualized)

Gross expenses

2.09
%

2.13
%

2.18
%

2.18
%

2.02
%

Net expenses

2.07
%

2.08
%

2.08
%

2.08
%

1.88
%

Net investment loss

(1.62
)%

(1.73
)%

(1.47
)%

(1.59
)%

(2.85
)%

Supplemental data

Portfolio turnover rate

111
%

93
%

221
%

153
%

137
%

Net assets, end of period (000’s omitted)

$5,205

$3,043

$2,334

$1,471

$362

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.
Calculated based upon average shares outstanding.

4.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Discovery Fund

19

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Administrator Class

2011

2010[1]

2009

2008

2007

2006

Net asset value, beginning of period

$
20.96

$
15.86

$
14.65

$
28.23

$
22.42

$
20.89

Net investment loss

(0.20
)

(0.13
)

(0.07
)[2]

(0.13
)[2]

(0.16
)[2]

(0.56
)

Net realized and unrealized gains (losses) on investments

0.74

5.23

1.28

(9.47
)

7.13

3.62

Total from investment operations

0.54

5.10

1.21

(9.60
)

6.97

3.06

Distributions to shareholders from

Net realized gains

0.00

0.00

0.00

(3.98
)

(1.16
)

(1.53
)

Net asset value, end of period

$
21.50

$
20.96

$
15.86

$
14.65

$
28.23

$
22.42

  Total
return[3]

2.58
%

32.16
%

8.26
%

(38.87
)%

32.49
%

15.22
%

Ratios to average net assets (annualized)

Gross expenses

1.17
%

1.20
%

1.25
%

1.24
%

1.22
%

1.25
%

Net expenses

1.15
%

1.15
%

1.15
%

1.15
%

1.15
%

1.15
%

Net investment loss

(0.70
)%

(0.81
)%

(0.52
)%

(0.62
)%

(0.65
)%

(0.69
)%

Supplemental data

Portfolio turnover rate

111
%

93
%

221
%

153
%

137
%

120
%

Net assets, end of period (000’s omitted)

$203,820

$122,451

$103,576

$82,359

$122,576

$68,374

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Discovery Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Institutional Class	2011	2010[1]	2009	2008	2007	2006[2]
Net asset value, beginning of period	$21.17	$15.99	$14.73	$28.31	$22.43	$21.42
Net investment loss	(0.14)	(0.11)	(0.05)[3]	(0.09)[3]	(0.08)[3]	(0.01)
Net realized and unrealized gains (losses) on investments	0.73	5.29	1.31	(9.51)	7.12	1.02

Total from investment operations	0.59	5.18	1.26	(9.60)	7.04	1.01
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(3.98)	(1.16)	0.00
Net asset value, end of period	$21.76	$21.17	$15.99	$14.73	$28.31	$22.43
Total return[4]	2.79%	32.48%	8.49%	(38.74)%	32.80%	4.72%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.93%	0.96%	1.00%	0.96%	0.87%
Net expenses	0.90%	0.93%	0.95%	0.95%	0.95%	0.87%
Net investment loss	(0.45)%	(0.58)%	(0.37)%	(0.45)%	(0.32)%	(0.37)%
Supplemental data
Portfolio turnover rate	111%	93%	221%	153%	137%	120%
Net assets, end of period (000’s omitted)	$274,039	$112,874	$68,395	$23,455	$6,359	$10

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from August 31, 2006 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Discovery Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Investor Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$20.64	$15.65	$14.49	$28.02	$22.31	$20.84
Net investment loss	(0.24)	(0.14)	(0.10)[2]	(0.18)[2]	(0.22)[2]	(0.20)
Net realized and unrealized gains (losses) on investments	0.72	5.13	1.26	(9.37)	7.09	3.20

Total from investment operations	0.48	4.99	1.16	(9.55)	6.87	3.00
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(3.98)	(1.16)	(1.53)
Net asset value, end of period	$21.12	$20.64	$15.65	$14.49	$28.02	$22.31
Total return[3]	2.33%	31.89%	8.01%	(39.00)%	32.19%	14.96%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.47%	1.53%	1.56%	1.57%	1.58%
Net expenses	1.37%	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment loss	(0.93)%	(1.03)%	(0.74)%	(0.84)%	(0.89)%	(0.91)%
Supplemental data
Portfolio turnover rate	111%	93%	221%	153%	137%	120%
Net assets, end of period (000’s omitted)	$279,715	$267,466	$180,898	$179,913	$309,759	$218,187

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Discovery Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

Notes to Financial Statements	Wells Fargo Advantage Discovery Fund	23

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments	Paid-In Capital
$5,531,584	$(122,125)	$(5,409,459)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

24	Wells Fargo Advantage Discovery Fund	Notes to Financial Statements

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$767,639,345	$0	$0	$767,639,345
Other	0	0	1,720,017	1,720,017
Short-term investments
Investment companies	22,267,948	151,828,488	0	174,096,436
	$789,907,293	$151,828,488	$1,720,017	$943,455,798

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of September 30, 2010	$2,338,602
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	238,076
Purchases	0
Sales	(856,661)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of September 30, 2011	$1,720,017
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(176,119)

Notes to Financial Statements	Wells Fargo Advantage Discovery Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $8,438 from the sale of Class A shares and $1,334 in contingent deferred sales charges from redemptions of Class C.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $1,054,420,156 and $783,010,051, respectively.

26	Wells Fargo Advantage Discovery Fund	Notes to Financial Statements

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Growth Opportunities Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Growth Opportunities Fund received Class A, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Growth Opportunities Fund for 1,028,651 shares of the Fund valued at $22,213,623 at an exchange ratio of 0.39, 0.41, 0.39 and 0.39 for Class A, Class C, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Growth Opportunities Fund with a fair value of $22,345,279, identified cost of $24,880,014 and unrealized losses of $2,534,735 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Growth Opportunities Fund and the Fund immediately prior to the acquisition were $22,213,623 and $688,866,341, respectively. The aggregate net assets of the Fund immediately after the acquisition were $711,079,964. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Growth Opportunities Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment loss	$(5,384,715)
Net realized and unrealized gains (losses) on investments	$(15,881,575)
Net decrease in net assets resulting from operations	$(21,266,290)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Growth Opportunities Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $1,258 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Losses
$40,771,752	$(15,891,608)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Discovery Fund	27

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Discovery Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Discovery Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Discovery Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Discovery Fund	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Discovery Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Discovery Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32	Wells Fargo Advantage Discovery Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205627 11-11 A230/AR230 9-11

Wells Fargo Advantage

Diversified Capital Builder Fund

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Diversified Capital Builder Fund for the 12-month period that ended September 30, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first eight months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and the long-term debt credit rating downgrade within the U.S., further added to investor anxiety. Despite these headwinds, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4%. While still positive, it was a much slower pace of growth than experienced in the second half of 2010 and was notably lower than consensus forecasts had predicted. Nevertheless, the “final” estimate of second-quarter 2011 GDP (which was released on September 29) was 1.3%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activities are considered key to long-term economic growth by many observers, the persistent weakness in both markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment

Letter to Shareholders	Wells Fargo Advantage Diversified Capital Builder Fund	3

and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” In addition to low rates, at its most recent meeting (held on September 21), the Fed introduced its version of “Operation Twist,” where it will focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling an equivalent amount of Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the final three months of the reporting period, both bonds and equities experienced an unusually high level of volatility for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+1. While this did not diminish the role U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece, and its ability to service its sovereign debt, was a focus of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later Greece’s financial problems returned to the forefront of investors’ minds, as the country failed to make significant progress in addressing its financial condition. As a result, fear spread and market volatility spiked during the third quarter, with investors becoming more concerned about the negative impact of a Greek default on the periphery European countries and those developed countries, such as France, with large exposures to Greece.

1.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to Shareholders

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Further supporting equities was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the markets demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final two months of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses, but finished the period significantly lower than where they began.

After the S&P 500 Index2 and the Dow Jones Industrial Average3 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. On a year-to-date basis, the S&P 500 Index posted a total return of -8.68% through September 30. For the 12-month reporting period, the S&P 500 Index managed a modest gain of 1.14%.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during the first eight months of 2011. Considering the shape of the curve, the best-performing maturities across most segments of the fixed-income markets were longer-dated bonds. For example, for the 12-month period that ended September 30, the 20- to 30-year range of the Treasury market posted a total return of 19.18%, while the

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Dow Jones Industrial Average is a price-weighted index of 30 "blue-chip" industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Diversified Capital Builder Fund	5

one- to five-year maturities returned 2.21%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

In typical fashion, the high-yield fixed-income market moved in the same direction as equities throughout the reporting period. As a result, high yield was among the strongest-performing bond sectors through the first nine months of the reporting period, bolstered by improving corporate fundamentals and by less risk aversion from investors. In fact, as of June 30, the Barclays Capital U.S. Corporate High Yield Bond Index4 had produced a year-to-date total return of 4.97%, as compared with a 2.22% total return for the Barclays Capital U.S. Treasury Index5. However, as the debt-ceiling debate and the Greek debt crisis became the focus of the marketplace, many investors reduced their exposure to riskier assets, including high-yield bonds. As a result, the high-yield markets significantly underperformed almost every bond sector during the third quarter of 2011. As of September 30, the high-yield index recorded a year-to-date total return of -1.39%, while recording a 12-month total return of 1.78%. By comparison, the U.S. Treasury index returned 8.84% and 5.97% on a year-to-date and one-year basis, respectively.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index.

6	Wells Fargo Advantage Diversified Capital Builder Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Margaret Patel

FUND INCEPTION

September 11, 1935

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	(4.53)%
Diversified Capital Builder Blended Index[1]	1.09%
BofA Merrill Lynch High Yield Master Index[2]	1.36%
Russell 1000® Index[3]	0.91%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.20% for Class A. The Fund’s gross and net expense ratios are 1.23% and 1.20%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000® Index (75%) and BofA Merrill Lynch High Yield Master Index (25%). You cannot invest directly in an index.

2.	BofA Merrill Lynch High Yield Master Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.

The chart compares the performance of the Wells Fargo Diversified Capital Builder Fund Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield Master Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended September 30, 2011, the Fund’s Class A shares excluding sales charges underperformed the Diversified Capital Builder Blended Index, which is based on a 75% weighting in the Russell 1000® Index and a 25% weighting in the BofA Merrill Lynch High Yield Master Index.

■

The Fund’s Class A shares excluding sales charges underperformed the Diversified Capital Builder Blended Index primarily because its equity holdings significantly underperformed the Russell 1000 Index, which returned 0.91% for the period. Specifically contributing to the underperformance, especially in the last several months of the period, were holdings of companies in economy-sensitive industries, which came under pressure as concerns grew in late spring that global economic growth might slow significantly.

■

During the period, the BofA Merrill Lynch High Yield Master Index returned 1.36%. Virtually all sectors of the fixed-income market—both high-yield and investment-grade issues, with the exception of low-quality distressed bonds—posted modest positive returns from interest income, partially offset by bond price declines reflecting higher corporate borrowing rates.

Economically sensitive stocks added value early in the period.

Our strategy of emphasizing stocks of companies that are relatively more sensitive to improving economic conditions in the U.S., as well as companies benefiting from sales to rapidly growing developed countries helped the Fund’s relative returns for most of the period. However, concerns about decelerating global growth became more pronounced, particularly in the last several months of the period, as worries grew about the difficulties of European Union countries’ efforts to restructure the rising debt burden of Greece and several other countries. The likelihood of decelerating global growth, and even the possibility of a new recession, hurt the prices of many stocks, but especially of those stocks judged most economically sensitive—similar to those held in the Fund.

TEN LARGEST EQUITY HOLDINGS[5] (AS OF SEPTEMBER 30, 2011)
Murray Energy Corporation	4.78%
Valeant Pharmaceuticals	4.70%
Huntsman International LLC	4.45%
Freeport-McMoRan Copper & Gold Incorporated Class B	3.83%
American Tower Corporation Class A	3.21%
Cameron International Corporation	3.08%
EMC Corporation	3.07%
FLIR Systems Incorporated	3.02%
Emerson Electric Company	2.81%
Kinder Morgan Incorporated	2.45%

Within the Fund’s stock portfolio, the materials sector holdings, including in copper, coal and steel companies, were major detractors. However, several of our chemicals companies had price appreciation in the period, including Praxair Incorporated, and FMC Corporation. Industrials stock prices also dropped, with that market sharing similar concerns that their future sales and profits would diminish should global growth decelerate or even decline. In the telecommunication services sector, American Tower Corporation’s performance moderately exceeded that of the Russell 1000 Index. In addition, our holdings of Global Crossing Limited substantially appreciated when Level 3 Communications Incorporated, announced its intention to acquire the company at a marked premium to the stock’s price at the time of the announcement. While our overweight allocations in materials and industrials hurt relative performance, our minimal exposure to the financials sector allowed the Fund to avoid the substantial negative price performance of most financial issues in the period.

5.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Diversified Capital Builder Fund	Performance Highlights (Unaudited)

Specific to the Fund’s fixed-income exposure, we concentrated our holdings in high-yield, below-investment-grade bonds of U.S.-based companies that we judged to have competitive business positions and flexible balance sheets to withstand a slowdown in their sales and profits or diminished access to credit should liquidity provided by financial lenders become reduced. Recent additions to our bond allocation included Valeant Pharmaceuticals International Incorporated, a specialty pharmaceuticals company, which has issued substantial debt to finance recent acquisitions. Other additions were Iron Mountain Incorporated, a records management company; Sealed Air Corporation, a specialty packaging company; and MEMC Electronic Materials Incorporated, which manufactures products for the semiconductor industry.

PORTFOLIO ALLOCATION[6] (AS OF SEPTEMBER 30, 2011)

Our outlook is one of cautious optimism.

Over the short term, uncertainties abound, particularly about immediate liquidity issues relating to the Greek financial crisis. In addition, worries remain about the developed world’s ability to manage its massive debt burden and with related concerns about the possibility of slower growth for an extended period in many of those countries.

We believe that both the stock and bond markets—primarily the high-yield, below-investment-grade sector—should be able to deliver positive returns over the next 12 months. This outlook reflects anticipated below-average economic growth with little inflation against a backdrop of large government deficits and continued high domestic unemployment.

We also think that the best investment opportunities will likely come from those companies that derive a significant portion of their revenues from the relatively faster-growing emerging markets economies. In addition, some parts of the domestic economy may well experience above-average growth, such as companies that have proprietary technology aimed at improving efficiency, lowering energy costs, increasing our domestic supply of energy, or meeting new environmental standards, to name a few.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	9

AVERAGE ANNUAL TOTAL RETURN7(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (EKBAX)	01/20/1998	(25.99)	(10.05)	(3.82)	0.75	(21.52)	(4.53)	(2.67)	1.34	1.23%	1.20%
Class B (EKBBX)**	09/11/1935	(25.59)	(9.90)	(3.57)	0.79	(21.70)	(5.20)	(3.28)	0.79	1.98%	1.95%
Class C (EKBCX)	01/22/1998	(22.75)	(6.14)	(3.37)	0.60	(21.75)	(5.14)	(3.37)	0.60	1.98%	1.95%
Administrator Class (EKBDX)	07/30/2010					(21.39)	(4.25)	(2.52)	1.44	1.07%	0.95%
Institutional Class (EKBYX)	01/26/1998					(21.30)	(4.08)	(2.36)	1.61	0.80%	0.78%
Diversified Capital Builder Blended Index						(12.30)	1.09	1.11	4.68
BofA Merrill Lynch High Yield Master Index						(5.22)	1.36	6.84	8.47
Russell 1000 Index						(14.58)	0.91	(0.91)	3.28

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high yield risk securities and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Diversified Capital Builder Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$784.84	$5.37	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$783.02	$8.72	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$782.53	$8.71	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$786.10	$4.25	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Class
Actual	$1,000.00	$787.04	$3.45	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Capital Builder Fund	11

Security Name	Shares	Value

Common Stocks: 71.27%

Consumer Discretionary: 1.77%

Hotels, Restaurants & Leisure: 1.77%
Marriott International Incorporated Class A«	315,000	$8,580,600

Consumer Staples: 1.58%

Food Products: 1.03%
General Mills Incorporated	130,000	5,001,100

Household Products: 0.55%
Church & Dwight Company Incorporated	60,000	2,652,000

Energy: 14.41%

Energy Equipment & Services: 6.45%
Cameron International Corporation	360,000	14,954,400
Dresser-Rand Group Incorporated	10,000	405,300
FMC Technologies Incorporated«	70,000	2,632,000
Halliburton Company	50,000	1,526,000
National Oilwell Varco Incorporated	230,000	11,780,600

		31,298,300

Oil, Gas & Consumable Fuels: 7.96%
Alpha Natural Resources Incorporated	25,000	442,250
Anadarko Petroleum Corporation	70,000	4,413,500
Cenovus Energy Incorporated	80,000	2,456,800
CONSOL Energy Incorporated	160,000	5,428,800
Kinder Morgan Incorporated«	460,000	11,909,400
Marathon Oil Corporation	35,000	755,300
Marathon Petroleum Corporation	75,000	2,029,500
Occidental Petroleum Corporation	10,000	715,000
Peabody Energy Corporation«	250,000	8,470,000
Suncor Energy Incorporated	60,000	1,526,400
The Williams Companies Incorporated	20,000	486,800

		38,633,750

Financials: 1.43%

REIT: 1.43%
Saul Centers Incorporated«	55,000	1,859,550
Washington Real Estate Investment Trust«	180,000	5,072,400

		6,931,950

Health Care: 5.83%

Health Care Equipment & Supplies: 3.19%
Baxter International Incorporated	30,000	1,684,200
C.R. Bard Incorporated	125,000	10,942,500
Gen-Probe Incorporated	50,000	2,862,500

		15,489,200

12	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Life Sciences Tools & Services: 1.79%
Bio-Rad Laboratories Incorporated Class A	35,000	$3,176,950
Illumina Incorporated	135,000	5,524,200

		8,701,150

Pharmaceuticals: 0.85%
Allergan Incorporated	50,000	4,119,000

Industrials: 10.96%

Building Products: 0.47%
Apogee Enterprises Incorporated«	40,000	343,600
Lennox International Incorporated	75,000	1,933,500

		2,277,100

Electrical Equipment: 5.54%
AMETEK Incorporated	110,000	3,626,700
Emerson Electric Company«	330,000	13,632,300
FEI Company«	230,000	6,890,800
Roper Industries Incorporated«	40,000	2,756,400

		26,906,200

Machinery: 4.79%
Donaldson Company Incorporated	180,000	9,864,000
Eaton Corporation	80,000	2,840,000
Flowserve Corporation«	100,000	7,400,000
IDEX Corporation	100,000	3,116,000

		23,220,000

Road & Rail: 0.16%
Norfolk Southern Corporation	13,000	793,260

Information Technology: 14.26%

Communications Equipment: 2.87%
Acme Packet Incorporated«	30,000	1,277,700
F5 Networks Incorporated«	55,000	3,907,750
QUALCOMM Incorporated	120,000	5,835,600
Riverbed Technology Incorporated	145,000	2,894,200

		13,915,250

Computers & Peripherals: 3.07%
EMC Corporation«	710,000	14,902,900

Electronic Equipment, Instruments & Components: 6.94%
Agilent Technologies Incorporated	335,000	10,468,750
Amphenol Corporation Class A«	210,000	8,561,700
FLIR Systems Incorporated«	585,000	14,654,250

		33,684,700

Semiconductors & Semiconductor Equipment: 1.38%
Analog Devices Incorporated	110,000	3,437,500
Microchip Technology Incorporated«	105,000	3,266,550

		6,704,050

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Capital Builder Fund	13

Security Name	Shares	Value

Materials: 14.84%

Chemicals: 7.21%
Celanese Corporation Class A	340,000	$11,060,200
Dow Chemical Company	20,000	449,200
FMC Corporation	50,000	3,458,000
Huntsman Corporation	125,000	1,208,750
Kooper Holdings Incorporated	140,000	3,585,400
Mosaic Company	40,000	1,958,800
PPG Industries Incorporated	25,000	1,766,500
Praxair Incorporated	100,000	9,348,000
Valspar Corporation	70,000	2,184,700

		35,019,550

Containers & Packaging: 0.57%
Greif Incorporated Class A«	25,000	1,072,250
Sealed Air Corporation	100,000	1,670,000

		2,742,250

Metals & Mining: 7.06%
Cliffs Natural Resources Incorporated	230,000	11,769,100
Freeport-McMoRan Copper & Gold Incorporated Class B	610,000	18,574,500
Nucor Corporation	20,000	632,800
Steel Dynamics Incorporated	100,000	992,000
United States Steel Corporation«	105,000	2,311,050

		34,279,450

Telecommunication Services: 3.21%

Diversified Telecommunication Services: 3.21%
American Tower Corporation Class A	290,000	15,602,000

Utilities: 2.98%

Electric Utilities: 1.41%
American Electric Power Company Incorporated	80,000	3,041,600
Pepco Holdings Incorporated	200,000	3,784,000

		6,825,600

Gas Utilities: 1.57%
Atmos Energy Corporation	100,000	3,245,000
National Fuel Gas Company	65,000	3,164,200
Questar Corporation	70,000	1,239,700

		7,648,900

Total Common Stocks (Cost $383,313,699)		345,928,260

14	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 24.92%

Energy: 5.36%

Oil, Gas & Consumable Fuels: 5.36%
Consol Energy Incorporated	8.25%	04/01/2020	$2,700,000	$2,841,750
Murray Energy Corporation	10.25	10/15/2015	24,275,000	23,182,625

				26,024,375

Health Care: 4.70%

Pharmaceuticals: 4.70%
Valeant Pharmaceuticals	7.00	10/01/2020	25,753,000	22,791,405

Industrials: 2.03%

Building Products: 0.70%
Dycom Investments Incorporated	7.13	01/15/2021	3,500,000	3,377,500

Commercial Services & Supplies: 0.59%
Iron Mountain Incorporated	7.75	10/01/2019	2,900,000	2,878,250

Electrical Equipment: 0.54%
General Cable Corporation	1.00	10/15/2012	2,800,000	2,604,000

Machinery: 0.20%
Oshkosh Corporation	8.50	03/01/2020	1,000,000	970,000

Information Technology: 0.68%

Semiconductors & Semiconductor Equipment: 0.68%
MEMC Electronics Materials Incorporated	7.75	04/01/2019	3,875,000	3,313,125

Materials: 7.10%

Chemicals: 6.47%
Celanese US Holdings LLC	5.88	06/15/2021	500,000	492,500
Huntsman International LLC	8.63	03/15/2020	22,200,000	21,589,500
Huntsman International LLC	8.63	03/15/2021	2,645,000	2,532,588
Koppers Incorporated	7.88	12/01/2019	2,000,000	2,075,000
Krafton Polymers LLC	6.75	03/01/2019	5,270,000	4,703,474

				31,393,062

Containers & Packaging: 0.21%
Sealed Air Corporation%%144A	8.38	09/15/2021	1,000,000	1,010,000

Metals & Mining: 0.42%
United States Steel Corporation«	7.38	04/01/2020	2,270,000	2,043,000

Telecommunication Services: 2.70%

Diversified Telecommunication Services: 1.64%
NII Capital Corporation	7.63	04/01/2021	8,000,000	7,940,000

Wireless Telecommunication Services: 1.06%
Cricket Communications Incorporated	7.75	10/15/2020	6,000,000	5,160,000

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Capital Builder Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Utilities: 2.35%

Independent Power Producers & Energy Traders: 2.35%
AES Corporation	8.00%	06/01/2020	$3,200,000	$3,200,000
NRG Energy Incorporated	7.63	05/15/2019	2,000,000	1,820,000
NRG Energy Incorporated	7.88	05/15/2021	7,000,000	6,405,000

				11,425,000

Total Corporate Bonds and Notes (Cost $129,007,659)				120,929,717

	Yield		Shares
Short-Term Investments: 20.48%

Investment Companies: 20.48%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)##	0.06		22,970,946	22,970,946
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.20		76,445,983	76,445,983

Total Short-Term Investments (Cost $99,416,929)				99,416,929

Total Investments in Securities
(Cost $611,738,287)*	116.67%	566,274,906
Other Assets and Liabilities, Net	(16.67)	(80,889,695)

Total Net Assets	100.00%	$485,385,211

«	All or a portion of this security is on loan.

%%	Security issued on a when-issued (TBA) basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities and/or unfunded loans.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $612,003,941 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$16,894,081
Gross unrealized depreciation	(62,623,116)

Net unrealized depreciation	$(45,729,035)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$466,857,977
In affiliated securities, at value	99,416,929

Total investments, at value (see cost below)	566,274,906
Receivable for Fund shares sold	51,400
Receivable for dividends and interest	3,377,084
Receivable for securities lending income	12,598
Prepaid expenses and other assets	223,019

Total assets	569,939,007

Liabilities
Payable for investments purchased	6,610,147
Payable for Fund shares redeemed	651,592
Payable upon receipt of securities loaned	76,445,983
Advisory fee payable	220,151
Distribution fees payable	23,360
Due to other related parties	120,312
Accrued expenses and other liabilities	482,251

Total liabilities	84,553,796

Total net assets	$485,385,211

NET ASSETS CONSIST OF
Paid-in capital	$691,245,090
Overdistributed net investment income	(168,595)
Accumulated net realized losses on investments	(160,226,960)
Net unrealized losses on investments	(45,464,324)

Total net assets	$485,385,211

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$364,532,735
Shares outstanding – Class A	64,471,154
Net asset value per share – Class A	$5.65
Maximum offering price per share – Class A2	$6.00
Net assets – Class B	$10,359,688
Shares outstanding – Class B	1,821,142
Net asset value per share – Class B	$5.69
Net assets – Class C	$35,665,481
Shares outstanding – Class C	6,301,171
Net asset value per share – Class C	$5.66
Net assets – Administrator Class	$3,632,480
Shares outstanding – Administrator Class	641,806
Net asset value per share – Administrator Class	$5.66
Net assets – Institutional Class	$71,194,827
Shares outstanding – Institutional Class	12,659,720
Net asset value per share – Institutional Class	$5.62

Total investments, at cost	$611,738,287

Securities on loan, at value	$72,074,803

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011	Wells Fargo Advantage Diversified Capital Builder Fund	17

Investment income
Interest	$10,175,276
Dividends*	7,184,591
Income from affiliated securities	1,860
Securities lending income, net	178,537

Total investment income	17,540,264

Expenses
Advisory fee	3,742,614
Administration fees
Fund level	317,387
Class A	1,217,615
Class B	40,545
Class C	121,265
Administrator Class	13,700
Institutional Class	72,421
Shareholder servicing fees
Class A	1,161,517
Class B	38,785
Class C	116,601
Administrator Class	33,257
Distribution fees
Class B	116,957
Class C	349,803
Custody and accounting fees	55,249
Professional fees	40,821
Registration fees	79,037
Shareholder report expenses	131,070
Trustees’ fees and expenses	44,700
Other fees and expenses	58,764

Total expenses	7,752,108
Less: Fee waivers and/or expense reimbursements	(95,827)

Net expenses	7,656,281

Net investment income	9,883,983

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	28,652,802
Net change in unrealized gains (losses) on investments	(55,171,214)

Net realized and unrealized gains (losses) on investments	(26,518,412)

Net decrease in net assets resulting from operations	$(16,634,429)

* Net of foreign dividend withholding taxes of	$36,164

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Capital Builder Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1],[2]			Year Ended March 31, 2010[2]

Operations
Net investment income		$9,883,983			$7,226,934		$6,193,390
Net realized gains (losses) on investments		28,652,802			(7,465,749)		(66,253,786)
Net change in unrealized gains (losses) on investments		(55,171,214)			4,786,699		274,969,926

Net increase (decrease) in net assets resulting from operations		(16,634,429)			4,547,884		214,909,530

Distributions to shareholders from
Net investment income
Class A		(7,267,329)			(5,135,528)		(4,591,664)
Class B		(107,099)			(134,060)		(56,023)
Class C		(380,693)			(328,338)		(121,106)
Administrator Class		(38,530)			(62)[3]		NA
Institutional Class		(1,814,509)			(1,189,052)[4]		(1,235,808)[4]

Total distributions to shareholders		(9,608,160)			(6,787,040)		(6,004,601)

Capital share transactions	Shares		Shares			Shares
Proceeds from shares sold
Class A	1,862,694	12,876,057	260,106		1,297,618	2,041,969	10,960,164
Class B	128,793	890,266	24,749		135,976	260,508	1,439,658
Class C	1,633,987	11,235,993	120,353		691,642	1,013,873	5,570,468
Administrator Class	5,112,855	36,818,692	1,727	[3]	10,000 [3]	NA	NA
Institutional Class	422,146	2,904,503	1,462,628	[4]	8,209,866 [4]	1,315,926 [4]	7,105,932 [4]

		64,725,511			10,345,102		25,076,222

Reinvestment of distributions
Class A	1,014,518	6,480,356	793,327		4,575,865	764,500	4,109,139
Class B	14,552	94,371	20,781		120,520	9,764	50,233
Class C	48,090	307,875	48,429		279,674	20,393	105,214
Administrator Class	3,827	25,183	10	[3]	62 [3]	NA	NA
Institutional Class	240,516	1,530,404	174,818	[4]	1,001,226 [4]	193,728 [4]	1,040,566 [4]

		8,438,189			5,977,347		5,305,152

Payment for shares redeemed
Class A	(10,766,286)	(73,340,247)	(6,247,315)		(36,350,748)	(12,934,287)	(68,248,130)
Class B	(1,023,366)	(7,094,708)	(317,838)		(1,860,840)	(1,625,047)	(8,246,704)
Class C	(2,058,419)	(14,211,213)	(719,864)		(4,159,830)	(1,717,707)	(9,104,056)
Administrator Class	(4,476,613)	(28,927,444)	0	[3]	0 [3]	NA	NA
Institutional Class	(2,459,860)	(16,544,458)	(4,557,203)[4]		(26,046,227)[4]	(4,335,317)[4]	(22,241,669)[4]

		(140,118,070)			(68,417,645)		(107,840,559)

Net decrease in net assets resulting from capital share transactions		(66,954,370)			(52,095,196)		(77,459,185)

Total increase (decrease) in net assets		(93,196,959)			(54,334,352)		131,445,744

Net assets
Beginning of period		578,582,170			632,916,522		501,470,778

End of period		$485,385,211			$578,582,170		$632,916,522

Overdistributed net investment income		$(168,595)			$(196,202)		$(125,059)

1.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Diversified Capital Builder Fund.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of Evergreen Diversified Capital Builder Fund became Institutional Class shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Capital Builder Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended March 31,
Class A	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$6.02	$6.02	$4.18	$8.28	$9.35	$8.90
Net investment income	0.10	0.07	0.05	0.11	0.18	0.18
Net realized and unrealized gains (losses) on investments	(0.36)	0.00	1.85	(3.33)	(0.44)	0.43

Total from investment operations	(0.26)	0.07	1.90	(3.22)	(0.26)	0.61
Distributions to shareholders from
Net investment income	(0.11)	(0.07)	(0.06)	(0.13)	(0.18)	(0.16)
Net realized gains	0.00	0.00	0.00	(0.75)	(0.63)	0.00

Total distributions to shareholders	(0.11)	(0.07)	(0.06)	(0.88)	(0.81)	(0.16)
Net asset value, end of period	$5.65	$6.02	$6.02	$4.18	$8.28	$9.35
Total return[3]	(4.53)%	1.21%	45.51%	(38.57)%	(3.45)%	6.92%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.17%	1.14%	1.06%	1.03%	1.02%
Net expenses	1.20%	1.15%	1.14%	1.04%	0.96%	0.99%
Net investment income	1.57%	2.47%	1.07%	1.74%	1.96%	2.04%
Supplemental data
Portfolio turnover rate	56%	31%	63%	60%	91%	67%
Net assets, end of period (000’s omitted)	$364,533	$435,454	$467,224	$366,237	$741,701	$899,612

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Capital Builder Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended March 31,
Class B	2011	20101,[2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$6.05	$6.05	$4.19	$8.29	$9.35	$8.90
Net investment income	0.06 [3]	0.05 [3]	0.02 [3]	0.06 [3]	0.12 [3]	0.12 [3]
Net realized and unrealized gains (losses) on investments	(0.37)	0.00	1.86	(3.33)	(0.45)	0.42

Total from investment operations	(0.31)	0.05	1.88	(3.27)	(0.33)	0.54
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.02)	(0.08)	(0.10)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.75)	(0.63)	0.00

Total distributions to shareholders	(0.05)	(0.05)	(0.02)	(0.83)	(0.73)	(0.09)
Net asset value, end of period	$5.69	$6.05	$6.05	$4.19	$8.29	$9.35
Total return[4]	(5.20)%	0.83%	45.17%	(39.13)%	(4.09)%	6.12%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.92%	1.89%	1.80%	1.73%	1.72%
Net expenses	1.95%	1.89%	1.89%	1.78%	1.69%	1.69%
Net investment income	0.81%	1.72%	0.34%	0.96%	1.25%	1.34%
Supplemental data
Portfolio turnover rate	56%	31%	63%	60%	91%	67%
Net assets, end of period (000’s omitted)	$10,360	$16,329	$17,992	$18,115	$52,814	$103,629

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended March 31,
Class C	2011	20101,[2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$6.02	$6.03	$4.18	$8.29	$9.35	$8.90
Net investment income	0.05	0.05	0.02	0.06	0.11	0.12
Net realized and unrealized gains (losses) on investments	(0.35)	(0.01)	1.85	(3.34)	(0.43)	0.42

Total from investment operations	(0.30)	0.04	1.87	(3.28)	(0.32)	0.54
Distributions to shareholders from
Net investment income	(0.06)	(0.05)	(0.02)	(0.08)	(0.11)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.75)	(0.63)	0.00

Total distributions to shareholders	(0.06)	(0.05)	(0.02)	(0.83)	(0.74)	(0.09)
Net asset value, end of period	$5.66	$6.02	$6.03	$4.18	$8.29	$9.35
Total return[3]	(5.14)%	0.67%	44.70%	(39.13)%	(4.03)%	6.16%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.92%	1.88%	1.82%	1.73%	1.72%
Net expenses	1.95%	1.90%	1.88%	1.80%	1.69%	1.69%
Net investment income	0.79%	1.72%	0.32%	1.01%	1.22%	1.34%
Supplemental data
Portfolio turnover rate	56%	31%	63%	60%	91%	67%
Net assets, end of period (000’s omitted)	$35,665	$40,197	$43,558	$33,077	$61,029	$71,957

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Capital Builder Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$5.99	$5.79
Net investment income	0.13 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.37)	0.22

Total from investment operations	(0.24)	0.24
Distributions to shareholders from
Net investment income	(0.09)	(0.04)
Net asset value, end of period	$5.66	$5.99
Total return[3]	(4.25)%	4.08%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.14%
Net expenses	0.95%	0.99%
Net investment income	1.86%	2.26%
Supplemental data
Portfolio turnover rate	56%	31%
Net assets, end of period (000’s omitted)	$3,632	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended March 31,
Institutional Class	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.99	$5.99	$4.16	$8.25	$9.31	$8.87
Net Investment income	0.14 [3]	0.08	0.06	0.13	0.20	0.21
Net realized and unrealized gains (losses) on investments	(0.37)	0.00	1.84	(3.32)	(0.43)	0.42

Total from investment operations	(0.23)	0.08	1.90	(3.19)	(0.23)	0.63
Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.07)	(0.15)	(0.20)	(0.19)
Net realized gains	0.00	0.00	0.00	(0.75)	(0.63)	0.00

Total distributions to shareholders	(0.14)	(0.08)	(0.07)	(0.90)	(0.83)	(0.19)
Net asset value, end of period	$5.62	$5.99	$5.99	$4.16	$8.25	$9.31
Total return[4]	(4.08)%	1.32%	45.84%	(38.43)%	(3.08)%	7.15%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.85%	0.89%	0.81%	0.73%	0.72%
Net expenses	0.77%	0.83%	0.89%	0.79%	0.69%	0.69%
Net investment income	1.99%	2.81%	1.32%	1.99%	2.22%	2.33%
Supplemental data
Portfolio turnover rate	56%	31%	63%	60%	91%	67%
Net assets, end of period (000’s omitted)	$71,195	$86,592	$104,142	$84,042	$168,764	$203,551

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions,

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund	25

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

26	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(248,216)	$4,162,687	$(3,914,471)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $159,961,304 with $129,010,780 expiring in 2017 and $30,950,524 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund	27

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$345,928,260	$0	$0	$345,928,260
Corporate bonds and notes	0	120,929,717	0	120,929,717
Short-term investments
Investment companies	22,970,946	76,445,983	0	99,416,929
	$368,899,206	$197,375,700	$0	$566,274,906

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

28	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $16,510 from the sale of Class A shares and $12,264 and $1,336 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $349,424,345 and $433,402,192, respectively.

6. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $1,277 in commitment fees.

During the year ended September 30, 2011, the Fund had average borrowings outstanding of $347,308 at an average rate of 1.56% and paid interest of $5,418.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,608,160, $6,787,040 and $6,004,601 of ordinary income for the year ended September 30, 2011, the six months ended September 30, 2010 and the year ended March 31, 2010, respectively.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$(45,729,979)	$(159,961,304)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund	29

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

30	Wells Fargo Advantage Diversified Capital Builder Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Capital Builder Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 90.68% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $9,102,967 of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $7,214,767 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Diversified Capital Builder Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage Diversified Capital Builder Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205622 11-11 A225/AR225 9-11

Wells Fargo Advantage

Diversified Income Builder Fund

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified Income Builder Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Diversified Income Builder Fund for the 12-month period that ended September 30, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first eight months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and the long-term debt credit rating downgrade within the U.S., further added to investor anxiety. Despite these headwinds, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4%. While still positive, it was a much slower pace of growth than experienced in the second half of 2010 and was notably lower than consensus forecasts had predicted. Nevertheless, the “final” estimate of second-quarter 2011 GDP (which was released on September 29) was 1.3%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activities are considered key to long-term economic growth by many observers, the persistent weakness in both markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire,

Letter to Shareholders	Wells Fargo Advantage Diversified Income Builder Fund	3

businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” In addition to low rates, at its most recent meeting (held on September 21), the Fed introduced its version of “Operation Twist,” where it will focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling an equivalent amount of Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the final three months of the reporting period, both bonds and equities experienced an unusually high level of volatility for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+1. While this did not diminish the role U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece, and its ability to service its sovereign debt, was a focus of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later Greece’s financial problems returned to the forefront of investors’ minds, as the country failed to make significant progress in addressing its financial condition. As a result, fear spread and market volatility spiked during the third quarter, with investors becoming more concerned about the negative impact of a Greek default on the periphery European countries and those developed countries, such as France, with large exposures to Greece.

1.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Diversified Income Builder Fund	Letter to Shareholders

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Further supporting equities was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the markets demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final two months of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses, but finished the period significantly lower than where they began.

After the S&P 500 Index2 and the Dow Jones Industrial Average3 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. On a year-to-date basis, the S&P 500 Index posted a total return of -8.68% through September 30. For the 12-month reporting period, the S&P 500 Index managed a modest gain of 1.14%.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during the first eight months of 2011. Considering the shape of the curve, the best-performing maturities across most segments of the fixed-income markets were longer-dated bonds. For example, for the 12-month period that ended September 30, the 20- to 30-year

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Diversified Income Builder Fund	5

range of the Treasury market posted a total return of 19.18%, while the one- to five-year maturities returned 2.21%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

In typical fashion, the high-yield fixed-income market moved in the same direction as equities throughout the reporting period. As a result, high yield was among the strongest-performing bond sectors through the first nine months of the reporting period, bolstered by improving corporate fundamentals and by less risk aversion from investors. In fact, as of June 30, the Barclays Capital Corporate High Yield Bond Index4 had produced a year-to-date total return of 4.97%, as compared with a 2.22% total return for the Barclays Capital U.S. Treasury Index5. However, as the debt-ceiling debate and the Greek debt crisis became the focus of the marketplace, many investors reduced their exposure to riskier assets, including high-yield bonds. As a result, the high-yield markets significantly underperformed almost every bond sector during the third quarter of 2011. As of September 30, the high-yield index recorded a year-to-date total return of -1.39%, while recording a 12-month total return of 1.78%. By comparison, the U.S. Treasury index returned 8.84% and 5.97% on a year-to-date and one-year basis, respectively.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

4.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays Capital U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index.

6	Wells Fargo Advantage Diversified Income Builder Fund	Letter to Shareholders

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

      Notice to Shareholders

      Effective February 1, 2012, the Fund’s target asset allocation will change from:

            75% to 90% in debt securities; and 10% to 25% in equity securities.

            to

            70% to 90% in debt securities; and 10% to 30% in equity securities.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	7

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Margaret Patel

FUND INCEPTION

April 14, 1987

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	(0.28)%
Diversified Income Builder Blended Index[1]	1.31%
BofA Merrill Lynch High Yield Master Index[2]	1.36%
Russell 1000® Index[3]	0.91%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.08% for Class A. The Fund’s gross and net expense ratios are 1.15% and 1.08%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is weighted 75% in the BofA Merrill Lynch High Yield Master Index and 25% in the Russell 1000 Index. You cannot invest directly in an index.

2.	BofA Merrill Lynch High Yield Master Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

3.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.

The chart compares the performance of the Wells Fargo Advantage Diversified Income Builder Fund Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield Master Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8	Wells Fargo Advantage Diversified Income Builder Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended September 30, 2011, the Fund’s Class A shares excluding sales charges underperformed the Diversified Income Builder Blended Index, which is based on a 75% weighting in the BofA Merrill Lynch High Yield Master Index and a 25% weighting in the Russell 1000® Index.

■

The Fund’s Class A shares excluding sales charges underperformed the Diversified Income Builder Blended Index primarily because its equity holdings significantly underperformed the Russell 1000 Index, which returned 0.91% for the period. Specifically contributing to the underperformance, especially in the last several months of the period, were holdings of companies in economy-sensitive industries, which came under pressure as concerns grew in late spring that global economic growth might slow significantly.

■

During the period, the BofA Merrill Lynch High Yield Master Index returned 1.36%. Virtually all sectors of the fixed-income market—both high-yield and investment-grade issues, with the exception of low-quality distressed bonds—posted modest positive returns from interest income, partially offset by bond price declines reflecting higher corporate borrowing rates.

Economically sensitive stocks added value early in the period.

Our strategy of emphasizing stocks of companies that are relatively more sensitive to improving economic conditions in the U.S., as well as companies benefiting from sales to rapidly growing developing countries, helped the Fund’s relative returns for most of the period. However, concerns about decelerating global growth became more pronounced, particularly in the last several months of the period, as worries grew about the difficulties of the European countries’ efforts to restructure the rising debt burden of Greece and several other countries. The likelihood of decelerating global growth, and even the possibility of a new recession, hurt the prices of many stocks, but especially of those stocks judged most economically sensitive—similar to those held in the Fund.

TEN LARGEST HOLDINGS[5] (AS OF SEPTEMBER 30, 2011)
Dycom Investments Incorporated, 7.13%, 01/15/2021	4.91%
NII Capital Corporation, 7.63%, 04/01/2021	4.76%
NRG Energy Incorporated, 7.88%, 05/15/2021	4.71%
Murray Energy Corporation, 10.25%, 10/15/2015	4.64%
General Cable Corporation, 7.13%, 04/01/2017	4.11%
Huntsman International LLC, 8.63%, 03/15/2020	4.01%
Valeant Pharmaceuticals, 7.00%, 10/01/2020	3.26%
Actuant Corporation, 6.88%, 06/15/2017	3.08%
United States Steel Corporation, 7.38%, 04/01/2020	2.91%
Koppers Holdings Incorporated, 7.88%, 12/01/2019	2.83%

5.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	9

Within the Fund’s stock portfolio, the materials sector holdings, including in copper, coal, and steel companies, were major detractors. However, several of our chemicals companies had price appreciation in the period, including Praxair, Incorporated, and FMC Corporation. Industrials stock prices also dropped, with the market sharing similar concerns that their future sales and profits would diminish should global growth decelerate or even decline. In the telecommunication services sector, American Tower Corporation’s performance moderately exceeded that of the Russell 1000 Index. In addition, our holdings of Global Crossing Limited substantially appreciated when Level 3 Communications, Incorporated, announced its intention to acquire the company at a marked premium to the stock’s price at the time of the announcement. While our overweight allocations in materials and industrials hurt relative performance, our minimal exposure to the financials sector allowed the Fund to avoid the substantial negative price performance of most financial issues in the period.

Specific to the Fund’s fixed-income allocation, we concentrated our holdings in high-yield, below-investment-grade bonds of U. S.-based companies that we judged to have competitive business positions, flexible balance sheets to withstand a slowdown in their sales and profits, or diminished access to credit should liquidity provided by financial lenders become reduced. One new bond position was Valeant Pharmaceuticals International, Incorporated, a specialty pharmaceuticals company, which has issued substantial debt in order to finance recent acquisitions. Other additions included Iron Mountain, Incorporated, a records management company; Sealed Air Corporation, a specialty packaging company; and MEMC Electronic Materials, Incorporated, which manufactures products for the semiconductor industry.

Within the Fund’s fixed-income portfolio, approximately 40.3% were bonds rated BB/Ba and 55.7% were rated B/B6. This quality positioning reflected our preference for these higher-quality credit tiers based on our assessment of the relative valuation of those credits. During the period, our focus on bonds with BB and B ratings was a positive contributor to the Fund’s relative performance, as those credit tiers outperformed the lower-quality segments of the high-yield market.

PORTFOLIO ALLOCATION[7] (AS OF SEPTEMBER 30, 2011)

Our outlook is one of cautious optimism.

Over the short term, uncertainties abound, particularly about immediate liquidity issues relating to the Greek financial crisis. In addition, worries remain about the developed world’s ability to manage its massive debt burden and with related concerns about the possibility of slower growth for an extended period in many of those countries.

We believe that both the stock and bond markets—primarily the high-yield, below-investment-grade sector—should be able to deliver positive returns over the next 12 months. This outlook reflects below-average economic growth with little inflation against a backdrop of large government deficits and continued high domestic unemployment.

We also think that the best investment opportunities will likely come from those companies that drive a significant portion of their revenues from the relatively faster-growing emerging markets economies. In addition, some parts of the domestic economy may well experience above-average growth, such as companies that have proprietary technology aimed at improving efficiency, lowering energy costs, increasing our domestic supply of energy, or meeting new environmental standards, to name a few.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

10	Wells Fargo Advantage Diversified Income Builder Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN8(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (EKSAX)	04/14/1987	(14.41)	(6.02)	0.49	4.59	(9.24)	(0.28)	1.67	5.21	1.15%	1.08%
Class B (EKSBX)**	02/01/1993	(13.96)	(5.73)	0.61	4.68	(9.54)	(1.01)	0.93	4.68	1.90%	1.83%
Class C (EKSCX)	02/01/1993	(10.56)	(2.02)	0.93	4.44	(9.56)	(1.02)	0.93	4.44	1.90%	1.83%
Administrator Class (EKSDX)	07/30/2010					(9.34)	0.00	1.71	5.28	0.99%	0.90%
Institutional Class (EKSYX)	01/13/1997					(9.11)	0.18	1.91	5.48	0.72%	0.71%
Diversified Income Builder Blended Index						(7.62)	1.31	4.99	7.28
BofA Merrill Lynch High Yield Master Index						(5.22)	1.36	6.84	8.47
Russell 1000 Index						(14.58)	0.91	(0.91)	3.28

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and high yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

8.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

9.	Reflects the expense ratios as stated in the most recent prospectuses.

10.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses	Wells Fargo Advantage Diversified Income Builder Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$907.57	$5.16	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class B
Actual	$1,000.00	$904.56	$8.74	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Class C
Actual	$1,000.00	$904.36	$8.74	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Administrator Class
Actual	$1,000.00	$906.63	$4.01	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26	0.84%
Institutional Class
Actual	$1,000.00	$908.86	$3.30	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50	0.69%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Common Stocks: 18.53%

Consumer Discretionary: 0.80%

Hotels, Restaurants & Leisure: 0.80%
Marriott International Incorporated Class A«	100,000	$2,724,000

Energy: 4.44%

Energy Equipment & Services: 1.77%
Cameron International Corporation†	50,000	2,077,000
Dresser-Rand Group Incorporated†	10,000	405,300
FMC Technologies Incorporated«†	30,000	1,128,000
Halliburton Company	20,000	610,400
National Oilwell Varco Incorporated	35,000	1,792,700

		6,013,400

Oil, Gas & Consumable Fuels: 2.67%
Alpha Natural Resources Incorporated†	5,000	88,450
Anadarko Petroleum Corporation	10,000	630,500
Atmos Energy Corporation	20,000	649,000
CONSOL Energy Incorporated	20,000	678,600
Kinder Morgan Incorporated«	130,000	3,365,700
Marathon Petroleum Corporation	25,000	676,500
National Fuel Gas Company	15,000	730,200
Occidental Petroleum Corporation	5,000	357,500
Peabody Energy Corporation«	40,000	1,355,200
Questar Corporation«	30,000	531,300

		9,062,950

Financials: 0.50%

REIT: 0.50%
Washington Real Estate Investment Trust«	60,000	1,690,800

Health Care: 1.81%

Health Care Equipment & Supplies: 1.07%
C.R. Bard Incorporated	35,000	3,063,900
Gen-Probe Incorporated†	10,000	572,500

		3,636,400

Life Sciences Tools & Services: 0.13%
Illumina Incorporated†	11,000	450,120

Pharmaceuticals: 0.61%
Allergan Incorporated«	25,000	2,059,500

Industrials: 1.63%

Building Products: 0.08%
Lennox International Incorporated	10,000	257,800

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Income Builder Fund	13

Security Name	Shares	Value

Electrical Equipment: 0.66%
AMETEK Incorporated	22,500	$741,825
Emerson Electric Company	20,000	826,200
Roper Industries Incorporated«	10,000	689,100

		2,257,125

Machinery: 0.89%
Donaldson Company Incorporated«	13,000	712,400
Eaton Corporation	20,000	710,000
Flowserve Corporation«	7,000	518,000
IDEX Corporation	35,000	1,090,600

		3,031,000

Information Technology: 3.50%

Communications Equipment: 0.29%
F5 Networks Incorporated†	4,001	284,271
Riverbed Technology Incorporated«†	35,000	698,600

		982,871

Computers & Peripherals: 0.55%
EMC Corporation«	90,000	1,889,100

Electronic Equipment, Instruments & Components: 1.92%
FLIR Systems Incorporated«	120,000	3,006,000
Amphenol Corporation Class A«	40,000	1,630,800
Agilent Technologies Incorporated†	60,000	1,875,000

		6,511,800

Semiconductors & Semiconductor Equipment: 0.74%
FEI Company«†	40,000	1,198,400
Analog Devices Incorporated«	20,000	625,000
Microchip Technology Incorporated«	22,000	684,420

		2,507,820

Materials: 4.67%

Chemicals: 2.11%
Celanese Corporation Class A	100,000	3,253,000
PPG Industries Incorporated«	10,000	706,600
Valspar Corporation	15,000	468,150
Dow Chemical Company	5,000	112,300
Huntsman Corporation	100,000	967,000
FMC Corporation	2,900	200,564
Mosaic Company	30,000	1,469,100

		7,176,714

Containers & Packaging: 0.25%
Greif Incorporated Class A«	8,000	343,120
Sealed Air Corporation	30,000	501,000

		844,120

14	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of Investments—September 30, 2011

Security Name			Shares	Value

Metals & Mining: 2.31%
Cliffs Natural Resources Incorporated«			45,000	$2,302,650
Freeport-McMoRan Copper & Gold Incorporated«			160,000	4,872,000
United States Steel Corporation«			30,000	660,300

				7,834,950

Telecommunication Services: 0.79%

Wireless Telecommunication Services: 0.79%
American Tower Corporation Class A†			50,000	2,690,000

Utilities: 0.39%

Electric Utilities: 0.39%
American Electric Power Company Incorporated			25,000	950,500
Pepco Holdings Incorporated			20,000	378,400

				1,328,900

Total Common Stocks (Cost $73,021,863)				62,949,370

	Interest Rate	Maturity Date	Principal
Convertible Debentures: 0.47%

Industrials: 0.47%

Electrical Equipment: 0.47%
General Cable Corporation	1.00%	10/15/2012	$1,700,000	1,581,000

Total Convertible Debentures (Cost $1,579,390)				1,581,000

Corporate Bonds and Notes: 74.72%

Consumer Discretionary: 2.40%

Media: 2.40%
Cablevision Systems Corporation	8.00	04/15/2020	8,000,000	8,140,000

Energy: 9.23%

Energy Equipment & Services: 0.14%
Dresser-Rand Group Incorporated 144A	6.50	05/01/2021	500,000	470,000

Oil, Gas & Consumable Fuels: 9.09%
Alpha Natural Resources Incorporated	6.25	06/01/2021	2,000,000	1,867,500
Arch Coal Incorporated 144A	7.25	06/15/2021	2,000,000	1,925,000
Consol Energy Incorporated	8.25	04/01/2020	7,950,000	8,367,375
Murray Energy Corporation 144A	10.25	10/15/2015	16,500,000	15,757,500
Plains Exploration & Production	6.63	05/01/2021	3,000,000	2,943,750

				30,861,125

Financials: 0.36%

Consumer Finance: 0.36%
Qwest Capital Funding Incorporated	6.50	11/15/2018	1,275,000	1,224,000

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Income Builder Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Health Care: 6.29%

Pharmaceuticals: 6.29%
Mylan Incorporated 144A	7.88%	07/15/2020	$1,745,000	$1,823,525
Valeant Pharmaceuticals 144A	7.00	10/01/2020	12,500,000	11,062,500
Endo Pharmaceutical Holdings Incorporated 144A	7.00	12/15/2020	8,440,000	8,461,100

				21,347,125

Industrials: 18.85%

Aerospace & Defense: 2.49%
Alliant Techsystems Incorporated	6.88	09/15/2020	5,000,000	5,000,000
Esterline Technologies Corporation	7.00	08/01/2020	3,380,000	3,472,950

				8,472,950

Commercial Services & Supplies: 0.03%
Iron Mountain Incorporated	7.75	10/01/2019	100,000	99,250

Construction & Engineering: 4.91%
Dycom Investments Incorporated	7.13	01/15/2021	17,295,000	16,689,675

Electrical Equipment: 5.77%
General Cable Corporation	7.13	04/01/2017	13,950,000	13,950,000
Belden Incorporated	7.00	03/15/2017	5,636,000	5,636,000

				19,586,000

Machinery: 5.65%
Actuant Corporation	6.88	06/15/2017	10,252,000	10,457,040
Oshkosh Corporation	8.50	03/01/2020	9,000,000	8,730,000

				19,187,040

Information Technology: 2.39%

Semiconductors & Semiconductor Equipment: 2.39%
MEMC Electronic Materials Incorporated	7.75	04/01/2019	9,500,000	8,122,500

Materials: 16.37%

Chemicals: 10.20%
Koppers Holdings Incorporated	7.88	12/01/2019	9,250,000	9,596,875
Huntsman International LLC	8.63	03/15/2020	14,000,000	13,615,000
Celanese US Holdings LLC	6.63	10/15/2018	1,500,000	1,550,625
Celanese US Holdings LLC	5.88	06/15/2021	500,000	492,500
Kraton Polymers LLC	6.75	03/01/2019	10,500,000	9,371,250

				34,626,250

Containers & Packaging: 2.67%
Sealed Air Corporation 144A	8.38	09/15/2021	1,000,000	1,010,000
Greif Incorporated	7.75	08/01/2019	7,750,000	8,060,000

				9,070,000

Metals & Mining: 3.50%
United States Steel Corporation«	7.38	04/01/2020	11,000,000	9,900,000
Steel Dynamics Incorporated	7.63	03/15/2020	2,000,000	1,997,500

				11,897,500

16	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Telecommunication Services: 8.42%

Diversified Telecommunication Services: 0.87%
SBA Telecommunications Incorporated	8.25%	08/15/2019	$2,825,000	$2,966,250

Wireless Telecommunication Services: 7.55%
NII Capital Corporation	7.63	04/01/2021	16,300,000	16,177,750
Cricket Communications Incorporated 144A	7.75	10/15/2020	11,000,000	9,460,000

				25,637,750

Utilities: 10.41%

Independent Power Producers & Energy Traders: 10.41%
AES Corporation	8.00	10/15/2017	7,125,000	7,160,625
AES Corporation	8.00	06/01/2020	8,550,000	8,550,000
NRG Energy Incorporated 144A	7.88	05/15/2021	17,500,000	16,012,500
NRG Energy Incorporated 144A	7.63	05/15/2019	4,000,000	3,640,000

				35,363,125

Total Corporate Bonds and Notes (Cost $264,459,116)				253,760,540

Yankee Corporate Bonds and Notes: 3.67%

Energy: 0.86%

Oil, Gas & Consumable Fuels: 0.86%
Precision Drilling Corporation	6.63	11/15/2020	3,000,000	2,925,000

Health Care: 2.81%

Pharmaceuticals: 2.81%
Valeant Pharmaceuticals 144A	6.88	12/01/2018	10,560,000	9,556,800

Total Yankee Corporate Bonds and Notes (Cost $13,498,308)				12,481,800

	Yield		Shares
Short-Term Investments: 11.35%

Investment Companies: 11.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.06		5,053,483	5,053,483
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.20		33,485,250	33,485,250

Total Short-Term Investments (Cost $38,538,733)				38,538,733

Total Investments in Securities
(Cost $391,097,410)*	108.74%	369,311,443
Other Assets and Liabilities, Net	(8.74)	(29,675,318)

Total Net Assets	100.00%	$339,636,125

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Diversified Income Builder Fund	17

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

†	Non-income earning securities.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $391,361,376 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,002,713
Gross unrealized depreciation	(26,052,646)

Net unrealized depreciation	$(22,049,933)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Income Builder Fund	Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$330,772,710
In affiliated securities, at value	38,538,733

Total investments, at value (see cost below)	369,311,443
Receivable for Fund shares sold	902,949
Receivable for dividends and interest	7,025,382
Receivable for securities lending income	7,652
Prepaid expenses and other assets	62,018

Total assets	377,309,444

Liabilities
Dividends payable	504,524
Payable for investments purchased	2,427,836
Payable for Fund shares redeemed	769,301
Payable upon receipt of securities loaned	33,485,250
Advisory fee payable	168,352
Distribution fees payable	79,492
Due to other related parties	84,033
Accrued expenses and other liabilities	154,531

Total liabilities	37,673,319

Total net assets	$339,636,125

NET ASSETS CONSIST OF
Paid-in capital	$374,773,089
Overdistributed net investment income	(525,073)
Accumulated net realized losses on investments	(12,825,830)
Net unrealized losses on investments	(21,786,061)

Total net assets	$339,636,125

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE [1]
Net assets – Class A	$134,339,643
Shares outstanding – Class A	25,550,046
Net asset value per share – Class A	$5.26
Maximum offering price per share – Class A [2]	$5.58
Net assets – Class B	$7,971,488
Shares outstanding – Class B	1,510,366
Net asset value per share – Class B	$5.28
Net assets – Class C	$101,139,538
Shares outstanding – Class C	19,199,697
Net asset value per share – Class C	$5.27
Net assets – Administrator Class	$35,156,956
Shares outstanding – Administrator Class	6,810,462
Net asset value per share – Administrator Class	$5.16
Net assets – Institutional Class	$61,028,500
Shares outstanding – Institutional Class	11,834,077
Net asset value per share – Institutional Class	$5.16

Total investments, at cost	$391,097,410

Securities on loan, at value	$31,444,806

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011	Wells Fargo Advantage Diversified Income Builder Fund	19

Investment income
Interest	$21,018,187
Dividends*	2,019,037
Income from affiliated securities	4,140
Securities lending income, net	47,252

Total investment income	23,088,616

Expenses
Advisory fee	1,940,955
Administration fees
Fund level	194,096
Class A	376,330
Class B	33,402
Class C	281,167
Administrator Class	45,782
Institutional Class	61,343
Shareholder servicing fees
Class A	361,422
Class B	32,117
Class C	270,352
Administrator Class	79,826
Distribution fees
Class B	96,351
Class C	811,057
Custody and accounting fees	20,418
Professional fees	44,504
Registration fees	106,658
Shareholder report expenses	43,060
Trustees’ fees and expenses	9,670
Other fees and expenses	32,084

Total expenses	4,840,594
Less: Fee waivers and/or expense reimbursements	(125,847)

Net expenses	4,714,747

Net investment income	18,373,869

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	20,334,066
Net change in unrealized gains (losses) on investments	(39,459,722)

Net realized and unrealized gains (losses) on investments	(19,125,656)

Net decrease in net assets resulting from operations	$(751,787)

* Net of foreign dividend withholding taxes of	$3,634

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Income Builder Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1,2]		Year Ended April 30, 2010[1]

Operations
Net investment income		$18,373,869		$8,156,816		$14,793,029
Net realized gains on investments		20,334,066		3,873,964		3,163,349
Net change in unrealized gains (losses) on investments		(39,459,722)		(1,095,408)		48,248,139

Net increase (decrease) in net assets resulting from operations		(751,787)		10,935,372		66,204,517

Distributions to shareholders from
Net investment income
Class A		(7,847,668)		(3,309,901)		(6,054,088)
Class B		(598,522)		(320,770)		(753,817)
Class C		(5,083,460)		(1,759,039)		(3,258,575)
Administrator Class		(2,657,680)		(95)[3]		NA
Institutional Class		(4,469,481)		(2,535,259)		(3,938,319)[4]

Total distributions to shareholders		(20,656,811)		(7,925,064)		(14,004,799)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	11,193,628	65,587,626	3,650,292	19,855,663	8,310,231	42,693,783
Class B	301,732	1,771,365	181,415	987,607	598,617	2,935,028
Class C	7,577,040	44,516,848	2,550,807	13,832,347	7,365,595	36,940,718
Administrator Class	15,759,397	89,913,934	1,876 [3]	10,000 [3]	NA	NA
Institutional Class	3,537,749	20,342,611	4,117,624	21,666,116	31,550,162 [4]	163,978,015 [4]

		222,132,384		56,351,733		246,547,544

Reinvestment of distributions
Class A	986,861	5,731,658	386,519	2,078,525	1,342,790	6,833,164
Class B	68,196	398,837	37,076	200,109	86,580	445,293
Class C	545,705	3,177,112	198,172	1,068,415	373,297	1,928,471
Administrator Class	40,289	228,970	18 [3]	95 [3]	NA	NA
Institutional Class	774,860	4,424,947	478,808	2,516,085	752,347 [4]	3,838,152 [4]

		13,961,524		5,863,229		10,440,730

Payment for shares redeemed
Class A	(14,271,585)	(82,739,796)	(3,189,204)	(17,062,013)	(6,076,640)	(31,217,710)
Class B	(1,737,086)	(10,206,498)	(511,246)	(2,736,293)	(1,708,837)	(8,730,047)
Class C	(5,611,113)	(32,693,389)	(3,133,864)	(16,645,669)	(3,086,766)	(16,094,906)
Administrator Class	(8,991,118)	(52,207,757)	0 [3]	0 [3]	NA	NA
Institutional Class	(7,994,873)	(45,245,183)	(25,528,930)	(133,298,386)	(8,946,025)[4]	(44,473,457)[4]

		(223,092,623)		(169,742,361)		(100,516,120)

Net increase (decrease) in net assets resulting from capital share transactions		13,001,285		(107,527,399)		156,472,154

Total increase (decrease) in net assets		(8,407,313)		(104,517,091)		208,671,872

Net assets
Beginning of period		348,043,438		452,560,529		243,888,657

End of period		$339,636,125		$348,043,438		$452,560,529

Undistributed (overdistributed) net investment income		$(525,073)		$2,433,110		$2,201,358

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of Evergreen Diversified Income Builder Fund became Institutional Class shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended April 30,
Class A	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.57	$5.46	$4.58	$6.06	$6.40	$6.32
Net investment income	0.28	0.13	0.25	0.26	0.27 [3]	0.33 [3]
Net realized and unrealized gains (losses) on investments	(0.27)	0.11	0.87	(1.45)	(0.35)	0.08

Total from investment operations	0.01	0.24	1.12	(1.19)	(0.08)	0.41
Distributions to preferred shareholders from
Net investment income	(0.32)	(0.13)	(0.24)	(0.26)	(0.26)	(0.31)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.32)	(0.13)	(0.24)	(0.29)	(0.26)	(0.33)
Net asset value, end of period	$5.26	$5.57	$5.46	$4.58	$6.06	$6.40
Total return[4]	(0.28)%	4.42%	24.93%	(19.64)%	(1.26)%	6.71%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.10%	1.07%	1.07%	1.16%	1.20%
Net expenses	1.08%	1.05%	1.07%	1.07%	1.11%	1.16%
Net investment income	4.86%	5.74%	4.96%	5.15%	4.41%	5.17%
Supplemental data
Portfolio turnover rate	65%	21%	55%	57%	125%	128%
Net assets, end of period (000’s omitted)	$134,340	$154,005	$146,340	$108,773	$145,924	$170,804

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Income Builder Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended April 30,
Class B	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.59	$5.48	$4.60	$6.08	$6.42	$6.34
Net investment income	0.24 [3]	0.11 [3]	0.21 [3]	0.22 [3]	0.23 [3]	0.28 [3]
Net realized and unrealized gains (losses) on investments	(0.27)	0.11	0.87	(1.45)	(0.36)	0.09

Total from investment operations	(0.03)	0.22	1.08	(1.23)	(0.13)	0.37
Distributions to shareholders from
Net investment income	(0.28)	(0.11)	(0.20)	(0.22)	(0.21)	(0.27)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.28)	(0.11)	(0.20)	(0.25)	(0.21)	(0.29)
Net asset value, end of period	$5.28	$5.59	$5.48	$4.60	$6.08	$6.42
Total return[4]	(1.01)%	4.09%	23.65%	(19.99)%	(1.97)%	5.94%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.85%	1.82%	1.81%	1.86%	1.90%
Net expenses	1.83%	1.80%	1.82%	1.81%	1.86%	1.90%
Net investment income	4.11%	5.01%	4.18%	4.33%	3.68%	4.43%
Supplemental data
Portfolio turnover rate	65%	21%	55%	57%	125%	128%
Net assets, end of period (000’s omitted)	$7,971	$16,089	$17,379	$19,309	$37,459	$54,955

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Income Builder Fund	23

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended April 30,
Class C	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.58	$5.47	$4.60	$6.07	$6.41	$6.33
Net investment income	0.24	0.11	0.22	0.22 [3]	0.22 [3]	0.28 [3]
Net realized and unrealized gains (losses) on investments	(0.27)	0.11	0.85	(1.44)	(0.35)	0.09

Total from investment operations	(0.03)	0.22	1.07	(1.22)	(0.13)	0.37
Distributions to shareholders from
Net investment income	(0.28)	(0.11)	(0.20)	(0.22)	(0.21)	(0.27)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.28)	(0.11)	(0.20)	(0.25)	(0.21)	(0.29)
Net asset value, end of period	$5.27	$5.58	$5.47	$4.60	$6.07	$6.41
Total return[4]	(1.02)%	4.09%	23.69%	(20.03)%	(1.98)%	5.94%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.85%	1.82%	1.82%	1.85%	1.90%
Net expenses	1.83%	1.80%	1.82%	1.82%	1.85%	1.90%
Net investment income	4.12%	5.01%	4.22%	4.41%	3.63%	4.43%
Supplemental data
Portfolio turnover rate	65%	21%	55%	57%	125%	128%
Net assets, end of period (000’s omitted)	$101,140	$93,159	$93,423	$57,096	$61,229	$55,110

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Income Builder Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$5.46	$5.33
Net investment income	0.29 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	(0.26)	0.12

Total from investment operations	0.03	0.18
Distributions to shareholders from
Net investment income	(0.33)	(0.05)
Net asset value, end of period	$5.16	$5.46
Total return[3]	0.00%	3.42%
Ratios to average net assets (annualized)
Gross expenses	0.89%	1.02%
Net expenses	0.87%	0.90%
Net investment income	5.09%	5.80%
Supplemental data
Portfolio turnover rate	65%	21%
Net assets, end of period (000’s omitted)	$35,157	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Income Builder Fund	25

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended April 30,
Institutional Class	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$5.46	$5.36	$4.48	$5.96	$6.30	$6.22
Net Investment income	0.30	0.14	0.27	0.26	0.28 [3]	0.34 [3]
Net realized and unrealized gains (losses) on investments	(0.26)	0.09	0.86	(1.45)	(0.35)	0.08

Total from investment operations	0.04	0.23	1.13	(1.19)	(0.07)	0.42
Distributions to shareholders from
Net investment income	(0.34)	(0.13)	(0.25)	(0.26)	(0.27)	(0.32)
Net investment income	0.00	0.00	0.00	(0.03)	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.34)	(0.13)	(0.25)	(0.29)	(0.27)	(0.34)
Net asset value, end of period	$5.16	$5.46	$5.36	$4.48	$5.96	$6.30
Total return[4]	0.18%	4.41%	25.68%	(19.85)%	(1.09)%	7.02%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.76%	0.82%	0.84%	0.85%	0.90%
Net expenses	0.69%	0.74%	0.82%	0.84%	0.85%	0.90%
Net investment income	5.27%	6.10%	5.31%	5.65%	4.66%	5.43%
Supplemental data
Portfolio turnover rate	65%	21%	55%	57%	125%	128%
Net assets, end of period (000’s omitted)	$61,029	$84,780	$195,418	$58,710	$24,944	$17,861

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions,

Notes to Financial Statements	Wells Fargo Advantage Diversified Income Builder Fund	27

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

28	Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(675,241)	$2,888,165	$(2,212,924)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $12,561,864 expiring in 2017.

As of September 30, 2011, the Fund had $117 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Diversified Income Builder Fund	29

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$62,949,370	$0	$0	$62,949,370
Convertible debentures	0	1,581,000	0	1,581,000
Corporate bonds and notes	0	253,760,540	0	253,760,540
Yankee corporate bonds and notes	0	12,481,800	0	12,481,800
Short-term investments
Investment companies	5,053,483	33,485,250	0	38,538,733
	$68,002,853	$301,308,590	$0	$369,311,443

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

30	Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $68,964 from the sale of Class A shares and $12,677 and $8,469 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $252,737,917 and $246,655,132, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $959 in commitment fees.

During the year ended September 30, 2011, the Fund had average borrowings outstanding of $768,151 at an average rate of 1.46% and paid interest of $11,215.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $20,656,811, $7,925,064 and $14,004,799 of ordinary income for the year ended September 30, 2011, the five months ended September 30, 2010 and the year ended April 30, 2010, respectively.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward*
$(22,050,027)	$(12,561,981)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common

Notes to Financial Statements	Wells Fargo Advantage Diversified Income Builder Fund	31

requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

32	Wells Fargo Advantage Diversified Income Builder Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Income Builder Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	33

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3.56% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $745,835 of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $17,695,400 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Diversified Income Builder Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	35

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

36	Wells Fargo Advantage Diversified Income Builder Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205623 11-11 A226/AR226 9-11

Wells Fargo Advantage Enterprise FundSM

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Enterprise Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Enterprise Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only
0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered
labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Enterprise Fund

3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve
announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its
effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle
East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S.
and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by
Standard & Poor’s.

4

Wells Fargo Advantage Enterprise Fund

Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent
events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for
choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Enterprise Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Thomas J. Pence, CFA

Michael
T. Smith, CFA

FUND INCEPTION

September 30, 1998

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011

Class A (Excluding Sales Charges)

(3.71)%

  Russell
Midcap® Growth[1]

0.80%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.18% for Class A. The Fund’s gross and net expense ratios are 1.33% and 1.18%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell Midcap® Growth Index measures the performance of those Russell
Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Enterprise Fund Class A shares for the most recent ten years with the Russell
Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Enterprise Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell
Midcap® Growth Index, during the 12-month period that ended September 30, 2011.

■

  Holdings in cyclical sectors—industrials, energy, and consumer discretionary—and an underweight to the consumer staples sector detracted from performance.

■

  Investor optimism at the outset of the period eventually gave way to renewed macroeconomic concerns, leading to a sharp sell-off in equities.

■

  In the current environment, we remain dedicated to our bottom-up stock selection process in seeking to maintain an optimal risk/reward balance.

Investor optimism gave way to market volatility and falling stock prices.

The 12-month period began on a positive note as the equity market rallied in the fourth quarter of 2010 amid greater confidence in the sustainability of the
U.S. economic recovery. Strong corporate profits and the Federal Reserve’s second round of quantitative easing (QE2) also helped lift stock prices. The upbeat mood generally carried over into early 2011, although there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and the natural disasters in Japan.

In the spring and summer
of 2011, investors’ spirits dampened as a string of discouraging economic data re-ignited fears of a double-dip recession. Investor confidence was further damaged by bickering over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate profits, investors’ intense focus on negative macro headlines triggered heightened market volatility and led to a broad-based sell-off in equities during the third quarter of 2011.

Individual stock selection remained the primary driver of
Fund performance.

The portfolio’s “pro-cyclical” tilt represented a headwind during the period, as stock selection in the industrials, energy, and consumer discretionary sectors detracted from Fund performance. Distributor WESCO International Incorporated, declined as investors worried that slower economic growth would cut into the company’s future volumes, while persistent weakness in employment weighed on earnings prospects for ManpowerGroup. In energy, falling oil prices toward the end of the period crimped exploration and production companies SandRidge Energy Incorporated, and Newfield Exploration
Company. In consumer discretionary, stocks in the media and multiline retail industries were performance detractors. Our underweight to consumer staples also hurt relative returns. Investors’ rotation into more defensive market segments benefited the sector, but we found few consumer staples companies with growth profiles that met our criteria.

Effective stock selection in the
health care and materials sectors provided a tailwind for the Fund’s relative returns. For example, biotechnology and health care technology holdings were solid performers during the period.

Performance Highlights (Unaudited)

Wells Fargo Advantage Enterprise Fund

7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30,
2011)

Kansas City Southern

3.05%

Airgas Incorporated

2.64%

Alexion Pharmaceuticals Incorporated

2.55%

Cardinal Health Incorporated

2.52%

Transdigm Group Incorporated

2.49%

Cognizant Technology Solutions Corporation Class A

2.34%

Cerner Corporation

2.21%

Gartner Incorporated

2.15%

Laboratory Corporation of America Holdings

1.98%

American Tower Corporation Class A

1.94%

We have taken advantage of the opportunity to upgrade the quality of the portfolio.

In looking at why the Fund underperformed during the period, our mix of cyclical positions within our “developing situations”
category was suboptimal given the macro backdrop and has thus been prudently adjusted. In addition, the recent market sell-off caused many companies with predictable, visible earnings growth—”core” holdings within our portfolio construction framework—to be unfairly punished along with more cyclical companies.

Time has proven that the best response
to volatile, irrational markets is to be adaptive in your thinking but consistent in your investment process. Accordingly, while we have continued to execute our time-tested process, we have taken advantage of the opportunity to upgrade the quality of the portfolio by exchanging stocks with higher earnings variability for those with lower earnings variability. The challenge is to construct a portfolio with the right balance of secular and cyclical growth exposures. We believe that our
“surround-the-company” approach has allowed us to achieve such balance and that the portfolio is well positioned to outperform once fundamentals—rather than macro forces—re-emerge as the primary engine of equity returns.

  SECTOR
DISTRIBUTION[4]   (AS OF SEPTEMBER 30,
2011)

A slow-growth environment is generally conducive to our investment approach.

The belief that the U.S. and global recoveries would reaccelerate in the second half of 2011 has evaporated amid mounting worries over slowing economic growth and fallout from the European debt crisis, exacerbated by a loss of faith in policymakers’ ability to reach timely, meaningful solutions.

In our view, the widespread uncertainty
has created a man-made slowdown with the potential to have a “snowball” effect—yet we believe that the U.S. economy is unlikely to enter a deep recession. Unlike the period leading up to the 2008–2009 financial crisis, the recovery of the past few years has not been marked by excessive borrowing or spending. We therefore think that a sluggish but sustainable recovery is a more likely scenario going forward. Although it may seem counterintuitive, such a scenario may favor our bottom-up process. Historically, in slower-growth environments, investors have placed a premium on innovative companies with attractive secular growth drivers—precisely the characteristics we look for in our holdings.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Enterprise Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SENAX)

02/24/2000

(26.52
)

(9.24
)

(0.67
)

3.80

(22.03
)

(3.71
)

0.52

4.41

1.33%

1.18%

Class B (WENBX)**

08/26/2011

(27.29
)

(9.39
)

(0.40
)

4.38

(22.29
)

(4.39
)

0.00

4.38

2.08%

1.93%

Class C (WENCX)

03/31/2008

(23.29
)

(5.39
)

(0.22
)

3.78

(22.29
)

(4.39
)

(0.22
)

3.78

2.08%

1.93%

Administrator Class (SEPKX)

08/30/2002

(21.98
)

(3.54
)

0.74

4.67

1.17%

1.15%

Institutional Class (WFEIX)

06/30/2003

(21.86
)

(3.31
)

1.00

4.83

0.90%

0.85%

Investor Class (SENTX)

09/30/1998

(22.04
)

(3.75
)

0.42

4.25

1.40%

1.25%

Russell Midcap Growth

(18.03
)

0.80

1.64

6.70

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not
include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions.
Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment
(relative to the broader market). This Fund is exposed to active trading and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Enterprise Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04-01-2011

Ending Account Value 09-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
779.68

$
5.26

1.18
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.15

$
5.97

1.18
%

Class B

Actual

$
1,000.00

$
963.32

$
9.50

1.93
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.39

$
9.75

1.93
%

Class C

Actual

$
1,000.00

$
777.10

$
8.69

1.95
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.29

$
9.85

1.95
%

Administrator Class

Actual

$
1,000.00

$
780.24

$
5.13

1.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.30

$
5.82

1.15
%

Institutional Class

Actual

$
1,000.00

$
781.38

$
3.97

0.89
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.61

$
4.51

0.89
%

Investor Class

Actual

$
1,000.00

$
779.56

$
6.02

1.35
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.30

$
6.83

1.35
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Enterprise Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Common Stocks: 99.65%

Consumer Discretionary: 19.55%

Auto Components: 1.91%

BorgWarner Incorporated†«

191,600

$
11,597,548

Household Durables: 1.38%

Tempur-Pedic International Incorporated†

160,300

8,433,383

Internet & Catalog Retail: 1.94%

Netflix Incorporated†«

32,300

3,655,068

priceline.com Incorporated†«

18,100

8,135,226

11,790,294

Media: 4.28%

CBS Corporation Class B

383,300

7,811,654

Discovery Communications Incorporated Class A†

256,500

9,015,975

Virgin Media Incorporated

379,150

9,232,303

26,059,932

Multiline Retail: 1.06%

Dollar General Corporation†

170,247

6,428,527

Total Multiline Retail: 1.06%

Specialty Retail: 4.16%

Abercrombie & Fitch Company Class A

50,600

3,114,936

Dick’s Sporting Goods Incorporated†

287,791

9,629,487

Ross Stores Incorporated

62,900

4,949,601

Williams-Sonoma Incorporated

246,900

7,602,051

25,296,075

Textiles, Apparel & Luxury Goods: 4.82%

Coach Incorporated

189,500

9,821,785

Deckers Outdoor Corporation†

103,500

9,652,410

Lululemon Athletica Incorporated†

120,800

5,876,920

Under Armour Incorporated†

59,700

3,964,677

29,315,792

Consumer Staples: 0.63%

Food & Staples Retailing: 0.63%

Whole Foods Market Incorporated

59,000

3,853,290

Energy: 10.27%

Energy Equipment & Services: 4.54%

Cameron International Corporation†

273,725

11,370,537

Carbo Ceramics Incorporated«

72,800

7,464,184

Oil States International Incorporated†«

171,955

8,755,949

27,590,670

Oil, Gas & Consumable Fuels: 5.73%

Concho Resources Incorporated†

134,500

9,568,330

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Enterprise Fund

11

Security Name

Shares

Value

Oil, Gas & Consumable Fuels (continued)

Newfield Exploration Company†

230,150

$
9,134,654

Pioneer Natural Resources Company

163,225

10,735,308

SandRidge Energy Incorporated†«

976,030

5,426,727

34,865,019

Financials: 4.97%

Capital Markets: 2.43%

Ameriprise Financial Incorporated

153,000

6,022,080

LPL Investment Holdings Incorporated†«

53,327

1,355,572

TD Ameritrade Holding Corporation

506,100

7,442,201

14,819,853

Consumer Finance: 1.53%

Discover Financial Services

405,000

9,290,700

Diversified Financial Services: 1.01%

MSCI Incorporated†

202,700

6,147,891

Health Care: 15.44%

Biotechnology: 5.13%

Alexion Pharmaceuticals Incorporated†

241,810

15,490,349

Pharmasset Incorporated†

116,798

9,620,651

Vertex Pharmaceuticals Incorporated†«

136,715

6,089,286

31,200,286

Health Care Equipment & Supplies: 0.80%

Alere Incorporated†

248,785

4,888,625

Health Care Providers & Services: 6.34%

Cardinal Health Incorporated

366,503

15,349,146

Humana Incorporated

153,400

11,156,782

Laboratory Corporation of America Holdings†

152,678

12,069,196

38,575,124

Health Care Technology: 2.21%

Cerner Corporation†«

195,900

13,423,068

Life Sciences Tools & Services: 0.96%

Illumina Incorporated†

142,275

5,821,893

Industrials: 15.62%

Aerospace & Defense: 3.80%

Embraer SA ADR

314,600

7,981,402

Transdigm Group Incorporated†

185,152

15,121,364

23,102,766

Electrical Equipment: 1.41%

Rockwell Automation Incorporated

153,250

8,582,000

12

Wells Fargo Advantage Enterprise Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Machinery: 4.53%

AGCO Corporation†

151,480

$
5,236,664

Cummins Incorporated

107,936

8,814,054

Gardner Denver Incorporated

154,100

9,793,055

Wabco Holdings Incorporated†

97,806

3,702,935

27,546,708

Road & Rail: 4.08%

Hertz Global Holdings Incorporated†

701,400

6,242,460

Kansas City Southern†

371,725

18,571,381

24,813,841

Trading Companies & Distributors: 1.80%

W.W. Grainger Incorporated

26,700

3,992,718

WESCO International Incorporated†«

207,000

6,944,850

10,937,568

Information Technology: 26.80%

Communications Equipment: 2.22%

Acme Packet Incorporated†

140,400

5,979,636

F5 Networks Incorporated†

106,100

7,538,405

13,518,041

Electronic Equipment, Instruments & Components: 1.50%

Agilent Technologies Incorporated†

291,825

9,119,531

Internet Software & Services: 3.07%

Equinix Incorporated†

129,064

11,464,755

Mercadolibre Incorporated«

133,865

7,195,244

18,659,999

IT Services: 6.18%

Cognizant Technology Solutions Corporation Class A†

226,695

14,213,777

Gartner Incorporated†

375,528

13,094,661

Teradata Corporation†«

191,700

10,261,701

37,570,139

Semiconductors & Semiconductor Equipment: 5.84%

ARM Holdings plc ADR

287,500

7,331,250

Atmel Corporation†

567,500

4,579,725

Avago Technologies Limited

339,375

11,121,319

Microchip Technology Incorporated«

152,869

4,755,755

NetLogic Microsystems Incorporated†

161,043

7,747,779

35,535,828

Software: 7.99%

Autodesk Incorporated†

129,800

3,605,844

Citrix Systems Incorporated†

205,405

11,200,735

Intuit Incorporated

111,000

5,265,840

Red Hat Incorporated†

254,405

10,751,155

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Enterprise Fund

13

Security Name

Shares

Value

Software (continued)

Salesforce.com Incorporated†«

74,045

$
8,461,863

TIBCO Software Incorporated†

414,318

9,276,580

48,562,017

Materials: 4.43%

Chemicals: 2.64%

Airgas Incorporated

251,205

16,031,903

Containers & Packaging: 1.79%

Crown Holdings Incorporated†

355,480

10,881,243

Telecommunication Services: 1.94%

Wireless Telecommunication Services: 1.94%

American Tower Corporation Class A†

218,864

11,774,878

Total Common Stocks (Cost $703,054,344)

606,034,432

Principal

Other: 0.40%

Gryphon Funding Limited, Pass-through Entity(a)(i)(v)

$
2,491,554

935,080

VFNC Corporation, Pass-through Entity 0.24% (a)(i)(v)144A±

2,891,557

1,474,694

Total Other (Cost $1,072,777)

2,409,774

Yield

Shares

Short-Term Investments: 10.46%

Investment Companies: 10.46%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.06
%

566,419

566,419

Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)

0.20

63,057,488

63,057,488

Total Short-Term Investments (Cost $63,623,907)

63,623,907

Total Investments in Securities

(Cost $767,751,028)*

110.51
%

672,068,113

Other Assets and Liabilities, Net

(10.51
)

(63,898,489
)

Total Net Assets

100.00
%

$
608,169,624

†
Non-income earning security.

«
All or a portion of this security is on loan.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(v)
Security represents investment of cash collateral received from securities on loan.

144A
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

±
Variable rate investment.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $770,756,683 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
23,178,433

Gross unrealized depreciation

(121,867,003
)

Net unrealized depreciation

$
(98,688,570
)

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Enterprise Fund

Statement of Assets and Liabilities—September 30, 2011

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
608,444,206

In affiliated securities, at value

63,623,907

Total investments, at value (see cost below)

672,068,113

Cash

3,299,391

Receivable for securities sold

7,161,872

Receivable for Fund shares sold

197,131

Receivable for dividends

277,093

Receivable for securities lending income

10,028

Prepaid expenses and other assets

79,573

Total assets

683,093,201

Liabilities

Payable for investments purchased

9,604,580

Payable for Fund shares redeemed

504,816

Advisory fee payable

319,059

Payable upon receipt of securities loaned

64,130,265

Distribution fees payable

7,914

Due to other related parties

110,373

Accrued expenses and other liabilities

246,570

Total liabilities

74,923,577

Total net assets

$
608,169,624

NET ASSETS CONSIST OF

Paid-in capital

$
753,274,446

Undistributed net investment loss

(35,116
)

Accumulated net realized losses on investments

(49,386,791
)

Net unrealized losses on investments

(95,682,915
)

Total net assets

$
608,169,624

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
307,735,151

Shares outstanding – Class A

10,576,866

Net asset value per share – Class A

$29.10

  Maximum offering price per share – Class
A2

$30.88

Net assets – Class B

$
4,695,368

Shares outstanding – Class B

167,096

Net asset value per share – Class B

$28.10

Net assets – Class C

$
6,428,197

Shares outstanding – Class C

228,751

Net asset value per share – Class C

$28.10

Net assets – Administrator Class

$
22,810,612

Shares outstanding – Administrator Class

762,089

Net asset value per share – Administrator Class

$29.93

Net assets – Institutional Class

$
121,617,623

Shares outstanding – Institutional Class

4,002,856

Net asset value per share – Institutional Class

$30.38

Net assets – Investor Class

$
144,882,673

Shares outstanding – Investor Class

5,039,653

Net asset value per share – Investor Class

$28.75

Total investments, at cost

$
767,751,028

Securities on loan, at value

$
60,616,120

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011

Wells Fargo Advantage Enterprise Fund

15

Investment income

Dividends*

$
1,666,027

Income from affiliated securities

4,008

Securities lending income, net

65,135

Total investment income

1,735,170

Expenses

Advisory fee

2,257,764

Administration fees

Fund level

161,530

Class A

84,695

Class B

1,281
[1]

Class C

2,492

Administrator Class

18,831

Institutional Class

90,346

Investor Class

518,990

Shareholder servicing fees

Class A

81,438

Class B

1,231
[1]

Class C

2,396

Administrator Class

47,076

Investor Class

390,277

Custody and accounting fees

26,516

Distribution fees

Class B

3,694
[1]

Class C

7,188

Professional fees

44,011

Registration fees

84,534

Shareholder report expenses

58,316

Trustees’ fees and expenses

10,636

Other fees and expenses

10,974

Total expenses

3,904,216

Less: Fee waivers and expense reimbursements

(129,957
)

Net expenses

3,774,259

Net investment loss

(2,039,089
)

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains from investments

62,555,728

Net change in unrealized gains (losses) on investments

(77,494,357
)

Net realized and unrealized gains (losses) on investments

(14,938,629
)

Net decrease in net assets resulting from operations

$
(16,977,718
)

* Net of foreign withholding taxes of

$5,739

1.
Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Enterprise Fund

Statements of Changes in Net Assets

Year Ended September 30, 2011

Year Ended September 30,
2010[1]

Year Ended October 31, 2009

Operations

Net investment loss

$
(2,039,089
)

$
(1,648,565
)

$
(1,062,508
)

Net realized gains (losses) on investments

62,555,728

30,042,932

(80,637,350
)

Net change in unrealized gains (losses) on investments

(77,494,357
)

28,541,232

109,038,276

Net increase (decrease) in net assets resulting from operations

(16,977,718
)

56,935,599

27,338,418

Capital share transactions

Shares

Shares

Shares

Proceeds from shares sold

Class A

15,541

534,697

3,812

109,592

6,913

146,947

Class B

181
[2]

5,270
[2]

NA

NA

NA

NA

Class C

12,782

444,034

660

18,188

10,347

196,428

Administrator Class

121,351

4,324,090

109,570

3,139,442

609,104

12,606,339

Institutional Class

391,905

14,582,728

161,195

4,631,378

2,061,671

40,490,954

Investor Class

724,545

24,904,707

196,047

5,407,202

312,264

6,476,610

44,795,526

13,305,802

59,917,278

Payment for shares redeemed

Class A

(136,638
)

(4,253,646
)

(8,701
)

(237,965
)

(12,006
)

(253,283
)

Class B

(8,088
)[2]

(241,508
)[2]

NA

NA

NA

NA

Class C

(10,239
)

(333,954
)

(6,035
)

(163,680
)

(39
)

(693
)

Administrator Class

(217,786
)

(7,725,772
)

(213,063
)

(6,078,451
)

(624,551
)

(12,892,633
)

Institutional Class

(1,132,371
)

(40,632,468
)

(1,276,029
)

(36,279,427
)

(2,183,199
)

(45,418,370
)

Investor Class

(1,168,954
)

(40,505,514
)

(599,362
)

(16,493,974
)

(630,421
)

(12,765,932
)

(93,692,862
)

(59,253,497
)

(71,330,911
)

Net asset value of shares issued in acquisition

Class A

10,668,880

321,938,695

0

0

0

0

Class B

175,003
[2]

5,104,055
[2]

NA

NA

NA

NA

Class C

220,298

6,425,031

0

0

0

0

Administrator Class

318,417

9,884,076

0

0

0

0

Institutional Class

1,339,792

42,203,714

0

0

0

0

Investor Class

979,896

29,217,885

0

0

0

0

414,773,456

0

0

Net increase (decrease) in net assets resulting from capital share transactions

365,876,120

(45,947,695
)

(11,413,633
)

Total increase in net assets

348,898,402

10,987,904

15,924,785

Net assets

Beginning of period

$
259,271,222

$
248,283,318

$
232,358,533

End of period

$
608,169,624

$
259,271,222

$
248,283,318

Undistributed net investment income (loss)

$
(35,116
)

$
0

$
0

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Enterprise Fund

17

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Class A

2011

2010[1]

2009

2008[2]

2007[2]

2006[2]

Net asset value, beginning of period

$
30.21

$
24.24

$
21.77

$
37.95

$
29.31

$
25.57

Net investment loss

(0.17
)[3]

(0.22
)[3]

(0.14
)[3]

(0.25
)[3]

(0.26
)[3]

(0.31
)[3]

Net realized and unrealized gains (losses) on investments

(0.94
)

6.19

2.61

(15.93
)

8.90

4.05

Total from investment operations

(1.11
)

5.97

2.47

(16.18
)

8.64

3.74

Net asset value, end of period

$
29.10

$
30.21

$
24.24

$
21.77

$
37.95

$
29.31

  Total
return[4]

(3.71
)%

24.63
%

11.35
%

(42.63
)%

29.48
%

14.63
%

Ratios to average net assets (annualized)

Gross expenses

1.34
%

1.38
%

1.44
%

1.45
%

1.42
%

1.42
%

Net expenses

1.18
%

1.34
%

1.36
%

1.40
%

1.40
%

1.39
%

Net investment loss

(0.51
)%

(0.85
)%

(0.64
)%

(0.79
)%

(0.79
)%

(0.89
)%

Supplemental data

Portfolio turnover rate

104
%

108
%

203
%

179
%

117
%

118
%

Net assets, end of period (000’s omitted)

$307,735

$878

$824

$851

$1,769

$1,761

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
On June 20, 2008, Advisor Class was renamed to Class A.

3.
Calculated based upon average shares outstanding.

4.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Enterprise Fund

Financial Highlights

(For a share outstanding throughout the period)

Class B

Year Ended September 30,
2011[1]

Net asset value, beginning of period

$
29.17

Net investment loss

(0.04
)[2]

Net realized and unrealized gains (losses) on investments

(1.03
)

Total from investment operations

(1.07
)

Net asset value, end of period

$
28.10

  Total
return[3]

(3.67
)%

Ratios to average net assets (annualized)

Gross expenses

2.09
%

Net expenses

1.93
%

Net investment loss

(1.26
)%

Supplemental data

Portfolio turnover rate

104
%

Net assets, end of period (000’s omitted)

$
4,695

1.
For the period from August 26, 2011 (commencement of class operations) to September 30, 2011.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Enterprise Fund

19

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Class C

2011

    2010[1]

2009

    2008[2]

Net asset value, beginning of period

$
29.39

$
23.75

$
21.49

$
30.67

Net investment loss

(0.44
)[3]

(0.39
)[3]

(0.31
)[3]

(0.27
)[3]

Net realized and unrealized gains (losses) on investments

(0.85
)

6.03

2.57

(8.91
)

Total from investment operations

(1.29
)

5.64

2.26

(9.18
)

Net asset value, end of period

$
28.10

$
29.39

$
23.75

$
21.49

  Total
return[4]

(4.39
)%

23.80
%

10.52
%

(29.96
)%

Ratios to average net assets (annualized)

Gross expenses

2.09
%

2.13
%

2.19
%

2.18
%

Net expenses

1.97
%

2.09
%

2.11
%

2.15
%

Net investment loss

(1.35
)%

(1.60
)%

(1.43
)%

(1.58
)%

Supplemental data

Portfolio turnover rate

104
%

108
%

203
%

179
%

Net assets, end of period (000’s omitted)

$6,428

$174

$268

$21

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
For the period from March 31, 2008 (commencement of class operations) to October 31, 2008.

3.
Calculated based upon average shares outstanding.

4.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20

Wells Fargo Advantage Enterprise Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Administrator Class

2011

2010[1]

2009

2008

2007

2006

Net asset value, beginning of period

$
31.03

$
24.86

$
22.27

$
38.71

$
29.83

$
25.95

Net investment income (loss)

(0.24
)

(0.17
)[2]

(0.09
)[2]

(0.18
)[2]

(0.18
)[2]

0.07

Net realized and unrealized gains (losses) on investments

(0.86
)

6.34

2.68

(16.26
)

9.06

3.81

Total from investment operations

(1.10
)

6.17

2.59

(16.44
)

8.88

3.88

Net asset value, end of period

$
29.93

$
31.03

$
24.86

$
22.27

$
38.71

$
29.83

  Total
return[3]

(3.54
)%

24.87
%

11.59
%

(42.47
)%

29.77
%

14.95
%

Ratios to average net assets (annualized)

Gross expenses

1.17
%

1.21
%

1.26
%

1.26
%

1.24
%

1.23
%

Net expenses

1.15
%

1.15
%

1.15
%

1.15
%

1.15
%

1.15
%

Net investment loss

(0.62
)%

(0.66
)%

(0.44
)%

(0.55
)%

(0.54
)%

(0.63
)%

Supplemental data

Portfolio turnover rate

104
%

108
%

203
%

179
%

117
%

118
%

Net assets, end of period (000’s omitted)

$22,811

$16,760

$16,000

$14,677

$3,358

$2,553

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
Calculated based upon average shares outstanding.

3.
Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Enterprise Fund

21

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Institutional Class

2011

2010[1]

2009

2008

2007

2006

Net asset value, beginning of period

$
31.42

$
25.11

$
22.44

$
38.90

$
29.90

$
25.95

Net investment loss

(0.13
)[2]

(0.11
)[2]

(0.04
)[2]

(0.10
)[2]

(0.10
)[2]

(0.34
)[2]

Net realized and unrealized gains (losses) on investments

(0.91
)

6.42

2.71

(16.36
)

9.10

4.29

Total from investment operations

(1.04
)

6.31

2.67

(16.46
)

9.00

3.95

Net asset value, end of period

$
30.38

$
31.42

$
25.11

$
22.44

$
38.90

$
29.90

  Total
return[3]

(3.31
)%

25.13
%

11.90
%

(42.31
)%

30.10
%

15.22
%

Ratios to average net assets (annualized)

Gross expenses

0.90
%

0.94
%

0.99
%

0.98
%

0.97
%

0.98
%

Net expenses

0.89
%

0.90
%

0.90
%

0.90
%

0.90
%

0.90
%

Net investment loss

(0.37
)%

(0.41
)%

(0.18
)%

(0.29
)%

(0.30
)%

(0.39
)%

Supplemental data

Portfolio turnover rate

104
%

108
%

203
%

179
%

117
%

118
%

Net assets, end of period (000’s omitted)

$121,618

$106,931

$113,467

$104,121

$126,347

$36,587

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
Calculated based upon average shares outstanding.

3.
Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22

Wells Fargo Advantage Enterprise Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended September 30,

Year Ended October 31,

Investor Class

2011

2010[1]

2009

2008

2007

2006

Net asset value, beginning of period

$
29.87

$
23.99

$
21.56

$
37.62

$
29.11

$
25.43

Net investment loss

(0.29
)[2]

(0.24
)[2]

(0.16
)[2]

(0.29
)[2]

(0.32
)[2]

(0.33
)

Net realized and unrealized gains (losses) on investments

(0.83
)

6.12

2.59

(15.77
)

8.83

4.01

Total from investment operations

(1.12
)

5.88

2.43

(16.06
)

8.51

3.68

Net asset value, end of period

$
28.75

$
29.87

$
23.99

$
21.56

$
37.62

$
29.11

  Total
return[3]

(3.75
)%

24.56
%

11.22
%

(42.69
)%

29.23
%

14.47
%

Ratios to average net assets (annualized)

Gross expenses

1.40
%

1.48
%

1.54
%

1.57
%

1.59
%

1.59
%

Net expenses

1.36
%

1.43
%

1.46
%

1.53
%

1.57
%

1.56
%

Net investment loss

(0.84
)%

(0.94
)%

(0.74
)%

(0.91
)%

(0.96
)%

(1.05
)%

Supplemental data

Portfolio turnover rate

104
%

108
%

203
%

179
%

117
%

118
%

Net assets, end of period (000’s omitted)

$144,883

$134,528

$117,725

$112,689

$209,651

$192,533

1.
For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.
Calculated based upon average shares outstanding.

3.
Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Wells Fargo Advantage Enterprise Fund

23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting
policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is
available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

24	Wells Fargo Advantage Enterprise Fund	Notes to Financial Statements

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$2,043,139	$178,809	$(2,221,948)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At September 30, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2017	2019
$20,942,524	$22,887,718	$2,550,894

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

Notes to Financial Statements	Wells Fargo Advantage Enterprise Fund	25

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$606,034,432	$0	$0	$606,034,432
Other	0	0	2,409,774	2,409,774
Short-term investments
Investment companies	566,419	63,057,488	0	63,623,907
	$606,600,851	$63,057,488	$2,409,774	$672,068,113

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011. the Fund did not have any significant transfers into/out of Level 1 and Level 2.

26	Wells Fargo Advantage Enterprise Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of September 30, 2010	$2,299,340
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	209,711
Purchases	0
Sales	(846,151)
Transfers into Level 3	0
Transfers out of Level 3	0
Transfers into Level 3 from acquisition	746,874
Balance as of September 30, 2011	$2,409,774
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(169,909)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage Enterprise Fund	27

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $1,075 from the sale of Class A shares and $789 and $369 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $353,795,928 and $398,664,799, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Mid Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Mid Cap Growth Fund received Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Mid Cap Growth Fund for 13,702,286 shares of the Fund valued at $414,773,456 at an exchange ratio of 0.16, 0.15, 0.15, 0.16, 0.16 and 0.16 for Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively. The investment portfolio of Wells Fargo Advantage Mid Cap Growth Fund with a fair value of $412,740,595, identified cost of $473,427,369 and unrealized losses of $60,686,774 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Mid Cap Growth Fund and the Fund immediately prior to the acquisition were $414,773,456 and $224,429,514, respectively. The aggregate net assets of the Fund immediately after the acquisition were $639,202,970. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment loss	$(4,691,686)
Net realized and unrealized gains on investments	$38,867,844
Net increase in net assets resulting from operations	$34,176,158

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Mid Cap Growth Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement,

28	Wells Fargo Advantage Enterprise Fund	Notes to Financial Statements

the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $570 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$(98,688,570)	$(46,381,136)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Enterprise Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Enterprise Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Enterprise Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

30	Wells Fargo Advantage Enterprise Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Enterprise Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Enterprise Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Enterprise Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205628 11-11 A231/AR231 9-11

Wells Fargo Advantage Index Asset Allocation Fund

Annual Report

September 30, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Index Asset Allocation Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Index Asset Allocation Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first eight months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and the long-term debt credit rating downgrade within the U.S., further added to investor anxiety. Despite these headwinds, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4%. In addition, the “final” estimate of second-quarter GDP, the last GDP release during the period, showed that the U.S. economy continued to expand at a 1.3% annualized rate. While these data releases were positive, they show a slower pace of growth than experienced in the second half of 2010 and were lower than consensus forecasts had predicted.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activities are considered key to long-term economic growth by many observers, the persistent weakness in both markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period,

Letter to Shareholders	Wells Fargo Advantage Index Asset Allocation Fund	3

including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” In addition to low rates, at its most recent meeting (held on September 21), the Fed introduced its version of “Operation Twist,” where it will focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling an equivalent amount of Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the final three months of the reporting period, both bonds and equities experienced an unusually high level of volatility for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+1. While this did not diminish the role U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece, and its ability to service its sovereign debt, was a focus of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later Greece’s financial problems returned to the forefront of investors’ minds, as the country failed to make significant progress in addressing its financial condition. As a result, fear spread and market volatility

1.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Index Asset Allocation Fund	Letter to Shareholders

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns.

spiked during the third quarter, with investors becoming more concerned about the negative impact of a Greek default on the periphery European countries and those developed countries, such as France, with large exposures to Greece.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets for much of the period. Further supporting equities was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the markets demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final two months of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses, but finished the period significantly lower than where they began.

After the S&P 500 Index2 and the Dow Jones Industrial Average3 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. On a year-to-date basis, the S&P 500 Index posted a total return of -8.68% through September 30. For the 12-month reporting period, the S&P 500 Index managed a modest gain of 1.14%.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during the first eight months of 2011. Considering the shape of the curve, the best-performing maturities across most segments of the fixed-income markets were longer-dated bonds. For example, for the 12-month period that ended September 30, the 20- to

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Index Asset Allocation Fund	5

30-year range of the Treasury market posted a total return of 19.18%, while the one- to five-year maturities returned 2.21%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

In typical fashion, the high-yield fixed-income market moved in the same direction as equities throughout the reporting period. As a result, high yield was among the strongest-performing bond sectors through the first nine months of the reporting period, bolstered by improving corporate fundamentals and by less risk aversion from investors. In fact, as of June 30, the Barclays Capital U.S. Corporate High Yield Bond Index4 had produced a year-to-date total return of 4.97%, as compared with a 2.22% total return for the Barclays Capital U.S. Treasury Index5. However, as the debt-ceiling debate and the Greek debt crisis became the focus of the marketplace, many investors reduced their exposure to riskier assets, including high-yield bonds. As a result, the high-yield markets significantly underperformed almost every bond sector during the third quarter of 2011. As of September 30, the high-yield index recorded a year-to-date total return of -1.39%, while recording a 12-month total return of 1.78%. By comparison, the U.S. Treasury index returned 8.84% and 5.97% on a year-to-date and one-year basis, respectively.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The Barclays Capital U.S. Treasury Index is an index of U.S. Treasury Securities. You cannot invest directly in an index.

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6	Wells Fargo Advantage Index Asset Allocation Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Gregory T. Genung, CFA, CAIA

Jeffrey P. Mellas, CAIA

FUND INCEPTION

November 13, 1986

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	4.84%
Index Asset Allocation Composite Index[1]	9.14%
S&P 500® Index[2]	1.14%
Barclays Capital 20+ Year Treasury Index[3]	19.18%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.15% for Class A. The Fund’s gross and net expense ratios are 1.22% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays Capital 20+ Year Treasury Index (a subset of the Barclays Capital U.S. Treasury Index, which contains public obligations of the U.S. Treasury with a remaining maturity of one year or more). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays Capital 20+ Year Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Index Asset Allocation Fund Class A shares for the most recent ten years with the Index Asset Allocation Composite Index, the S&P 500 Index, and the Barclays Capital 20+ Year Treasury Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A excluding sales charges underperformed its composite benchmark, which is weighted 60% in the S&P 500® Index and 40% in the Barclays Capital 20+ Year Treasury Index, for the 12-month period that ended September 30, 2011.

■	Long U.S. Treasury bonds significantly outperformed the index. This dynamic detracted from the Fund’s performance, given its current overweight to large-cap stocks.

■	The Fund’s tactical asset allocation overlay strategy was the primary detractor from performance.

TEN LARGEST HOLDINGS[5] (AS OF SEPTEMBER 30, 2011)
US Treasury Bond, 4.38%, 05/15/2041	3.77%
US Treasury Bond, 4.63%, 02/15/2040	3.76%
US Treasury Bond, 4.75%, 02/15/2041	3.73%
US Treasury Bond, 4.25%, 11/15/2040	3.56%
US Treasury Bond, 4.38%, 05/15/2040	3.55%
US Treasury Bond, 4.38%, 11/15/2039	3.46%
US Treasury Bond, 3.88%, 05/15/2040	3.15%
US Treasury Bond, 4.50%, 08/15/2039	2.93%
US Treasury Bond, 4.25%, 05/15/2039	2.48%
US Treasury Bond, 4.50%, 02/15/2036	2.13%

Large-cap stocks had positive returns during the period, but long-term Treasury bonds posted higher gains.

The Fund’s overweight to stocks throughout the 12-month period detracted from returns relative to the composite benchmark because long-term U.S. Treasury bonds outperformed large-cap stocks for the period. The global financial markets over the past 12 months can best be described as tumultuous. Terms “risk on” and “risk off” were common vernacular as investors strongly pursued risky assets, such as stocks, and sold those assets a short time later. During this volatile time, the S&P 500 Index managed to return 6.0%, and long-maturity U.S. Treasury bonds were up 1.7% in the first half of 2011. Furthermore, corporate earnings exceeded expectations for many businesses, and several reporting companies were positive on their outlooks for future prospects. The S&P 500 Index was enjoying the ride, but while stocks were rallying, the U.S. economy was still contending with an anemic economic recovery. With high unemployment and the lingering depressed housing market consistently in the headlines, some market strategists began to think a “double-dip” recession was possible.

The European Union was also reeling with economic uncertainty and high debt burdens within its periphery constituents. The European sovereign debt crisis and talk of a potential global economic slowdown eventually took its toll, as investors became nervous and sold equities worldwide. The third quarter of 2011 was the worst quarter for the S&P 500 Index since the fourth quarter of 2008. In addition, U.S. government bond yields across the curve fell to record lows, reflecting the lack of future economic growth and the elevated fear perceived by investors. The U.S. dollar fell against most developed world currencies throughout much of the period, which, in turn, drove commodities to record highs. Gold ended the period at $1,623 an ounce, up 24% since the beginning of the period; however, it had been as high as $1,900 an ounce earlier in 2011. Other commodities such as silver, copper, and crude oil enjoyed similar price increases. For the year that ended September 30, 2011, the benchmark S&P 500 Index returned 1.1% and the Barclays Capital 20+ Year Treasury Index gained 19.2%. Led by the utilities and consumer staples sectors, seven of the 10 sectors in the S&P 500 Index ended the 12-month period in positive territory.

5.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Index Asset Allocation Fund	Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[6] (AS OF SEPTEMBER 30, 2011)

NEUTRAL ALLOCATION[7] (AS OF SEPTEMBER 30, 2011)

CURRENT TARGET ALLOCATION[7] (AS OF SEPTEMBER 30, 2011)

The tactical asset allocation overlay, with its tilt toward equities, was a detractor from the Fund’s performance, as stocks underperformed bonds during the reporting period.

The Fund employs a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing target allocations according to the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays Capital 20+ Year Treasury Index. During the entire 12-month period, the Fund maintained its maximum equity overweighting, resulting in a target allocation of 85% stocks and 15% bonds (because of price fluctuations, the Fund’s actual allocation on a particular day may differ slightly from the target allocation). This emphasis on stocks detracted from relative performance over the past year, as U.S. stocks underperformed U.S. Treasury bonds. The Fund’s neutral target allocation is 60% stocks and 40% bonds. To implement the stock overweight, the Fund maintained a long position in S&P 500 Index futures.

The TAA Model continues to favor stocks relative to bonds.

According to the National Bureau of Economic Research, the previous recession ended in 2009, yet domestic and global economies both continue to struggle. While some economists fear a double-dip recession in the U.S., most do not see this as the most likely outcome. Most economists agree that the U.S. economy has just endured a very deep slowdown, and though many of the necessary steps to a recovery are already in motion, it will take time to rebound. The Federal Reserve has been pursuing creative ways to provide liquidity and stimulate growth through quantitative easing measures. U.S. corporations have reduced debt on their balance sheets, increased cash holdings, and improved earnings over the past year.

Many also see an eventual resolution to the European sovereign debt issues currently weighing on the global markets. With interest rates at extraordinarily low levels, corporations are able to refinance or borrow at favorable rates in preparation for business expansion. This scenario puts stocks in a good position, assuming that the economy continues to recuperate. Since bond prices and yields are inversely related, we see a high level of interest-rate risk to bonds at these extremely low levels. For that reason, our TAA Model will likely continue to recommend an overweight toward stocks until the relative valuation between stocks and bonds returns to a more historical norm.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

7.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of the portfolio allocations. Neutral allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

Performance Highlights (Unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	9

AVERAGE ANNUAL TOTAL RETURN(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (SFAAX)	11/13/1986	(11.75)	(1.18)	(0.74)	2.88	(6.37)	4.84	0.44	3.49	1.22%	1.15%
Class B (SASBX)**	01/01/1995	(11.69)	(0.89)	(0.69)	2.95	(6.69)	4.11	(0.28)	2.95	1.97%	1.90%
Class C (WFALX)	04/01/1998	(7.76)	3.02	(0.31)	2.71	(6.76)	4.02	(0.31)	2.71	1.97%	1.90%
Administrator Class (WFAIX)	11/08/1999					(6.24)	5.18	0.71	3.75	1.06%	0.90%
Index Asset Allocation Composite Index						3.53	9.14	4.39	5.89
S&P 500 Index						(13.78)	1.14	(1.18)	2.82
Barclays Capital 20+ Year Treasury Index						33.55	19.18	10.82	8.80

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Index Asset Allocation Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$936.30	$5.58	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$933.09	$9.21	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class C
Actual	$1,000.00	$932.41	$9.20	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$937.63	$4.37	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 0.03%
FHLMC #170151	10.50%	01/01/2016	$555	$634
FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11/25/2031	153,825	182,744

Total Agency Securities (Cost $167,109)				183,378

			Shares
Common Stocks: 53.02%

Consumer Discretionary: 5.69%

Auto Components: 0.10%
Johnson Controls Incorporated«			21,560	568,537
The Goodyear Tire & Rubber Company†			7,750	78,198

				646,735

Automobiles: 0.23%
Ford Motor Company†			120,523	1,165,457
Harley-Davidson Incorporated			7,498	257,406

				1,422,863

Distributors: 0.04%
Genuine Parts Company«			4,972	252,578

Diversified Consumer Services: 0.06%
Apollo Group Incorporated Class A†			3,888	154,004
DeVry Incorporated			1,953	72,183
H&R Block Incorporated			9,698	129,080

				355,267

Hotels, Restaurants & Leisure: 1.05%
Carnival Corporation«			14,664	444,319
Chipotle Mexican Grill Incorporated«†			994	301,132
Darden Restaurants Incorporated			4,268	182,457
International Game Technology			9,467	137,556
Marriott International Incorporated Class A«			8,954	243,907
McDonald’s Corporation			32,725	2,873,910
Starbucks Corporation«			23,664	882,431
Starwood Hotels & Resorts Worldwide Incorporated«			6,095	236,608
Wyndham Worldwide Corporation			5,204	148,366
Wynn Resorts Limited«			2,536	291,843
Yum! Brands Incorporated			14,730	727,515

				6,470,044

Household Durables: 0.18%
D.R. Horton Incorporated			8,820	79,733
Fortune Brands Incorporated			4,899	264,938
Harman International Industries Incorporated			2,218	63,390
Leggett & Platt Incorporated«			4,490	88,857
Lennar Corporation«			5,100	69,054
Newell Rubbermaid Incorporated			9,242	109,703
Pulte Homes Incorporated«†			10,686	42,210
Stanley Black & Decker Incorporated			5,340	262,194

12	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Household Durables (continued)
Whirlpool Corporation«	2,423	$120,932

		1,101,011

Internet & Catalog Retail: 0.58%
Amazon.com Incorporated†	11,518	2,490,537
Expedia Incorporated	6,176	159,032
Netflix Incorporated«†	1,666	188,525
priceline.com Incorporated†	1,578	709,248

		3,547,342

Leisure Equipment & Products: 0.07%
Hasbro Incorporated	3,835	125,059
Mattel Incorporated«	10,875	281,554

		406,613

Media: 1.62%
Cablevision Systems Corporation New York Group Class A	7,136	112,249
CBS Corporation Class B	21,247	433,014
Comcast Corporation Class A	87,196	1,822,396
DIRECTV Group Incorporated†	23,417	989,368
Discovery Communications Incorporated Class C«†	8,681	326,579
Gannett Company Incorporated	7,637	72,781
Interpublic Group of Companies Incorporated	15,177	109,274
McGraw-Hill Companies Incorporated	9,556	391,796
News Corporation Class A	72,488	1,121,389
Omnicom Group Incorporated«	8,864	326,550
Scripps Networks Interactive Incorporated«	3,129	116,305
Time Warner Cable Incorporated	10,314	646,378
Time Warner Incorporated	33,138	993,146
Viacom Incorporated Class B	18,225	706,037
Walt Disney Company«	58,868	1,775,459
Washington Post Company Class B«	158	51,661

		9,994,382

Multiline Retail: 0.41%
Big Lots Incorporated«†	2,079	72,412
Family Dollar Stores Incorporated	3,813	193,929
JCPenney Company Incorporated«	4,533	121,394
Kohl’s Corporation	8,915	437,727
Macy’s Incorporated	13,547	356,557
Nordstrom Incorporated	5,192	237,171
Sears Holdings Corporation«†	1,220	70,174
Target Corporation	21,416	1,050,241

		2,539,605

Specialty Retail: 1.01%
Abercrombie & Fitch Company Class A	2,757	169,721
AutoNation Incorporated«†	1,572	51,530
AutoZone Incorporated†	922	294,293
Bed Bath & Beyond Incorporated†	7,760	444,726

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	13

Security Name	Shares	Value

Specialty Retail (continued)
Best Buy Company Incorporated«	9,606	$223,820
CarMax Incorporated«†	7,176	171,148
GameStop Corporation Class A«†	4,411	101,894
Gap Incorporated«	11,004	178,705
Home Depot Incorporated	49,616	1,630,878
Limited Brands Incorporated	7,853	302,419
Lowe’s Companies Incorporated	39,981	773,233
O’Reilly Automotive Incorporated†	4,311	287,242
Ross Stores Incorporated	3,666	288,478
Staples Incorporated	22,494	299,170
Tiffany & Company«	4,036	245,470
TJX Companies Incorporated	12,083	670,244
Urban Outfitters Incorporated«†	3,759	83,901

		6,216,872

Textiles, Apparel & Luxury Goods: 0.34%
Coach Incorporated	9,167	475,126
Nike Incorporated Class B	12,048	1,030,224
Ralph Lauren Corporation	2,053	266,274
VF Corporation«	2,749	334,058

		2,105,682

Consumer Staples: 6.19%

Beverages: 1.47%
Brown-Forman Corporation Class B	3,199	224,378
Coca-Cola Enterprises Incorporated	10,117	251,711
Constellation Brands Incorporated Class A†	5,849	105,282
Dr Pepper Snapple Group Incorporated	6,881	266,845
Molson Coors Brewing Company	5,168	204,704
PepsiCo Incorporated	50,197	3,107,194
The Coca-Cola Company	72,827	4,920,192

		9,080,306

Food & Staples Retailing: 1.28%
Costco Wholesale Corporation	13,886	1,140,318
CVS Caremark Corporation	42,655	1,432,355
Kroger Company	19,193	421,478
Safeway Incorporated«	11,101	184,610
SUPERVALU Incorporated«	6,730	44,822
Sysco Corporation	18,799	486,894
Wal-Mart Stores Incorporated	55,753	2,893,581
Walgreen Company«	28,718	944,535
Whole Foods Market Incorporated	5,001	326,615

		7,875,208

Food Products: 1.05%
Archer Daniels Midland Company	21,435	531,802
Campbell Soup Company«	5,701	184,541
ConAgra Foods Incorporated	13,150	318,493
Dean Foods Company«†	5,824	51,659

14	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Food Products (continued)
General Mills Incorporated	20,508	$788,943
H.J. Heinz Company«	10,182	513,987
Hormel Foods Corporation«	4,407	119,077
JM Smucker Company«	3,610	263,133
Kellogg Company	7,922	421,371
Kraft Foods Incorporated Class A	56,017	1,881,051
McCormick & Company Incorporated	4,195	193,641
Mead Johnson & Company	6,468	445,192
Sara Lee Corporation	18,676	305,353
The Hershey Company	4,905	290,572
Tyson Foods Incorporated Class A«	9,403	163,236

		6,472,051

Household Products: 1.30%
Clorox Company«	4,170	276,596
Colgate-Palmolive Company	15,430	1,368,332
Kimberly-Clark Corporation	12,427	882,441
Procter & Gamble Company	87,153	5,506,327

		8,033,696

Personal Products: 0.10%
Avon Products Incorporated«	13,661	267,756
Estee Lauder Companies Incorporated Class A	3,586	314,994

		582,750

Tobacco: 0.99%
Altria Group Incorporated«	65,695	1,761,283
Lorillard Incorporated	4,390	485,973
Philip Morris International	55,712	3,475,315
Reynolds American Incorporated	10,723	401,898

		6,124,469

Energy: 6.17%

Energy Equipment & Services: 0.99%
Baker Hughes Incorporated	13,835	638,624
Cameron International Corporation†	7,773	322,890
Diamond Offshore Drilling Incorporated«	2,204	120,647
FMC Technologies Incorporated«†	7,617	286,399
Halliburton Company	29,169	890,238
Helmerich & Payne Incorporated	3,396	137,878
Nabors Industries Limited†	9,118	111,787
National Oilwell Varco Incorporated	13,438	688,294
Noble Corporation	8,005	234,947
Rowan Companies Incorporated«†	4,041	121,998
Schlumberger Limited	42,799	2,556,384

		6,110,086

Oil, Gas & Consumable Fuels: 5.18%
Alpha Natural Resources Incorporated†	7,181	127,032
Anadarko Petroleum Corporation	15,789	995,496

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	15

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Apache Corporation	12,177	$977,082
Cabot Oil & Gas Corporation	3,314	205,170
Chesapeake Energy Corporation«	20,960	535,528
Chevron Corporation	63,530	5,877,796
ConocoPhillips	43,549	2,757,523
CONSOL Energy Incorporated	7,191	243,991
Denbury Resources Incorporated†	12,761	146,752
Devon Energy Corporation	13,210	732,362
El Paso Corporation	24,430	427,036
EOG Resources Incorporated	8,520	605,005
EQT Corporation	4,740	252,926
Exxon Mobil Corporation	154,217	11,200,781
Hess Corporation	9,594	503,301
Marathon Oil Corporation	22,647	488,722
Marathon Petroleum Corporation	11,307	305,967
Murphy Oil Corporation	6,137	271,010
Newfield Exploration Company†	4,196	166,539
Noble Energy Incorporated	5,598	396,338
Occidental Petroleum Corporation	25,779	1,843,199
Peabody Energy Corporation	8,590	291,029
Pioneer Natural Resources Company	3,704	243,612
QEP Resources Incorporated	5,611	151,890
Range Resources Corporation«	5,108	298,614
Southwestern Energy Company†	11,037	367,863
Spectra Energy Corporation	20,625	505,931
Sunoco Incorporated	3,842	119,140
Tesoro Petroleum Corporation†	4,563	88,842
The Williams Companies Incorporated	18,678	454,623
Valero Energy Corporation	18,146	322,636

		31,903,736

Financials: 7.66%

Capital Markets: 1.00%
Ameriprise Financial Incorporated	7,487	294,688
Bank of New York Mellon Corporation«	39,098	726,832
BlackRock Incorporated	3,181	470,820
Charles Schwab Corporation	34,186	385,276
E*TRADE Financial Corporation†	8,051	73,345
Federated Investors Incorporated Class B	2,943	51,591
Franklin Resources Incorporated«	4,616	441,474
Goldman Sachs Group Incorporated	16,042	1,516,771
Invesco Limited	14,300	221,793
Janus Capital Group Incorporated«	5,916	35,496
Legg Mason Incorporated«	4,158	106,902
Morgan Stanley	47,085	635,648
Northern Trust Corporation	7,643	267,352
State Street Corporation	15,986	514,110
T. Rowe Price Group Incorporated	8,131	388,418

		6,130,516

16	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Commercial Banks: 1.36%
Branch Banking & Trust Corporation	22,109	$471,585
Comerica Incorporated	6,374	146,411
Fifth Third Bancorp	29,174	294,657
First Horizon National Corporation	8,364	49,849
Huntington Bancshares Incorporated	27,382	131,434
KeyCorp	30,222	179,216
M&T Bank Corporation«	3,983	278,412
PNC Financial Services Group Incorporated	16,691	804,339
Regions Financial Corporation«	39,926	132,954
SunTrust Banks Incorporated	17,028	305,653
US Bancorp	60,928	1,434,245
Wells Fargo & Company(l)	167,466	4,039,280
Zions Bancorporation«	5,845	82,239

		8,350,274

Consumer Finance: 0.88%
American Express Company	32,941	1,479,051
Capital One Financial Corporation	14,570	577,409
Discover Financial Services	17,307	397,023
MasterCard Incorporated	3,385	1,073,587
SLM Corporation	16,312	203,084
Visa Incorporated Class A	16,224	1,390,721
Western Union Company	19,909	304,409

		5,425,284

Diversified Financial Services: 2.18%
Bank of America Corporation	321,440	1,967,213
Berkshire Hathaway Incorporated Class B†	55,780	3,962,611
Citigroup Incorporated	92,551	2,371,157
CME Group Incorporated	2,120	522,368
InterContinental Exchange Incorporated«†	2,330	275,546
JPMorgan Chase & Company	123,670	3,724,940
Leucadia National Corporation«	6,283	142,498
Moody’s Corporation«	6,383	194,362
NASDAQ Stock Market Incorporated†	4,043	93,555
NYSE Euronext Incorporated	8,303	192,962

		13,447,212

Insurance: 1.26%
ACE Limited	10,719	649,571
AFLAC Incorporated	14,817	517,854
Allstate Corporation	16,385	388,161
American International Group Incorporated«†	13,854	304,095
AON Corporation	10,362	434,997
Assurant Incorporated	2,996	107,257
Chubb Corporation	9,068	543,989
Cincinnati Financial Corporation«	5,174	136,231
Genworth Financial Incorporated«†	15,564	89,337
Hartford Financial Services Group Incorporated	14,128	228,026
Lincoln National Corporation	9,779	152,846
Loews Corporation	9,869	340,974

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	17

Security Name	Shares	Value

Insurance (continued)
Marsh & McLennan Companies Incorporated	17,180	$455,957
MetLife Incorporated	33,541	939,483
Principal Financial Group Incorporated	9,942	225,385
Prudential Financial Incorporated	15,414	722,300
The Progressive Corporation	20,258	359,782
The Travelers Companies Incorporated	13,281	647,183
Torchmark Corporation«	3,333	116,188
UnumProvident Corporation«	9,625	201,740
XL Group plc	10,413	195,764

		7,757,120

Real Estate Management & Development: 0.02%
CB Richard Ellis Group Incorporated Class A	10,311	138,786

REIT: 0.92%
Apartment Investment & Management Company Class A	3,831	84,742
AvalonBay Communities Incorporated	2,982	340,097
Boston Properties Incorporated	4,659	415,117
Equity Residential«	9,404	487,785
HCP Incorporated«	12,914	452,765
Health Care REIT Incorporated	5,628	263,390
Host Hotels & Resorts Incorporated	22,397	245,023
Kimco Realty Corporation	12,908	194,007
Plum Creek Timber Company«	5,137	178,305
Prologis Incorporated	14,558	353,032
Public Storage Incorporated	4,492	500,184
Simon Property Group Incorporated	9,312	1,024,134
Ventas Incorporated«	9,132	451,121
Vornado Realty Trust«	5,849	436,452
Weyerhaeuser Company	17,085	265,672

		5,691,826

Thrifts & Mortgage Finance: 0.04%
Hudson City Bancorp Incorporated	16,731	94,697
People’s United Financial Incorporated	11,941	136,127

		230,824

Health Care: 6.38%

Biotechnology: 0.71%
Amgen Incorporated	29,310	1,610,585
Biogen Idec Incorporated†	7,693	716,603
Celgene Corporation«†	14,552	901,060
Cephalon Incorporated†	2,472	199,490
Gilead Sciences Incorporated†	24,469	949,397

		4,377,135

Health Care Equipment & Supplies: 1.02%
Baxter International Incorporated	18,024	1,011,867
Becton Dickinson & Company	6,897	505,688
Boston Scientific Corporation†	48,549	286,925

18	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Health Care Equipment & Supplies (continued)
C.R. Bard Incorporated	2,748	$240,560
CareFusion Corporation†	7,092	169,853
Covidien plc	15,651	690,209
DENTSPLY International Incorporated«	4,482	137,553
Edwards Lifesciences Corporation«†	3,646	259,887
Intuitive Surgical Incorporated†	1,239	451,343
Medtronic Incorporated	33,493	1,113,307
St. Jude Medical Incorporated	10,451	378,222
Stryker Corporation	10,469	493,404
Varian Medical Systems Incorporated«†	3,716	193,827
Zimmer Holdings Incorporated†	6,041	323,194

		6,255,839

Health Care Providers & Services: 1.13%
Aetna Incorporated	11,827	429,911
AmerisourceBergen Corporation«	8,540	318,286
Cardinal Health Incorporated	10,929	457,707
CIGNA Corporation	8,570	359,426
Coventry Health Care Incorporated†	4,711	135,724
DaVita Incorporated†	2,962	185,629
Express Scripts Incorporated†	15,484	573,992
Humana Incorporated	5,291	384,814
Laboratory Corporation of America Holdings«†	3,211	253,830
McKesson Corporation	7,812	567,932
Medco Health Solutions Incorporated†	12,228	573,371
Patterson Companies Incorporated	2,968	84,974
Quest Diagnostics Incorporated	5,020	247,787
Tenet Healthcare Corporation«†	15,020	62,033
UnitedHealth Group Incorporated	34,133	1,574,214
WellPoint Incorporated	11,439	746,738

		6,956,368

Health Care Technology: 0.05%
Cerner Corporation†	4,611	315,946

Life Sciences Tools & Services: 0.18%
Life Technologies Corporation†	5,723	219,935
PerkinElmer Incorporated	3,586	68,887
Thermo Fisher Scientific Incorporated†	12,112	613,352
Waters Corporation†	2,897	218,695

		1,120,869

Pharmaceuticals: 3.29%
Abbott Laboratories	49,371	2,524,833
Allergan Incorporated	9,753	803,452
Bristol-Myers Squibb Company	54,100	1,697,658
Eli Lilly & Company	32,313	1,194,612
Forest Laboratories Incorporated†	8,708	268,119
Hospira Incorporated†	5,229	193,473
Johnson & Johnson	86,918	5,537,546
Merck & Company Incorporated	97,717	3,196,323

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	19

Security Name	Shares	Value

Pharmaceuticals (continued)
Mylan Laboratories Incorporated†	13,520	$229,840
Pfizer Incorporated	247,468	4,375,234
Watson Pharmaceuticals Incorporated†	3,990	272,318

		20,293,408

Industrials: 5.40%

Aerospace & Defense: 1.40%
Boeing Company	23,506	1,422,348
General Dynamics Corporation	11,474	652,756
Goodrich Corporation	3,964	478,376
Honeywell International Incorporated	24,817	1,089,714
ITT Corporation	5,877	246,834
L-3 Communications Holdings Incorporated	3,342	207,104
Lockheed Martin Corporation«	8,729	634,075
Northrop Grumman Corporation	8,819	459,999
Precision Castparts Corporation	4,568	710,141
Raytheon Company	11,215	458,357
Rockwell Collins Incorporated«	4,873	257,099
United Technologies Corporation	28,822	2,027,916

		8,644,719

Air Freight & Logistics: 0.53%
C.H. Robinson Worldwide Incorporated	5,230	358,098
Expeditors International of Washington Incorporated	6,726	272,739
FedEx Corporation	10,055	680,522
United Parcel Service Incorporated Class B	31,108	1,964,470

		3,275,829

Airlines: 0.03%
Southwest Airlines Company«	25,501	205,028

Building Products: 0.01%
Masco Corporation«	11,351	80,819

Commercial Services & Supplies: 0.31%
Avery Dennison Corporation	3,360	84,269
Cintas Corporation«	3,537	99,531
Dun & Bradstreet Corporation	1,560	95,566
Equifax Incorporated	3,882	119,333
Iron Mountain Incorporated«	6,443	203,728
Pitney Bowes Incorporated«	6,411	120,527
Republic Services Incorporated	10,151	284,837
Robert Half International Incorporated	4,595	97,506
RR Donnelley & Sons Company	5,956	84,099
Stericycle Incorporated«†	2,731	220,446
Waste Management Incorporated	14,972	487,488

		1,897,330

Construction & Engineering: 0.08%
Fluor Corporation	5,512	256,584

20	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Construction & Engineering (continued)
Jacobs Engineering Group Incorporated«†	4,045	$130,613
Quanta Services Incorporated«†	6,731	126,475

		513,672

Electrical Equipment: 0.23%
Emerson Electric Company	23,620	975,742
Rockwell Automation Incorporated	4,542	254,352
Roper Industries Incorporated	3,047	209,969

		1,440,063

Industrial Conglomerates: 1.22%
3M Company	22,505	1,615,634
General Electric Company	336,222	5,124,023
Textron Incorporated	8,796	155,161
Tyco International Limited	14,728	600,166

		7,494,984

Machinery: 1.06%
Caterpillar Incorporated	20,491	1,513,055
Cummins Incorporated	6,175	504,251
Danaher Corporation	18,047	756,891
Deere & Company«	13,128	847,675
Dover Corporation	5,900	274,940
Eaton Corporation	10,819	384,075
Flowserve Corporation	1,767	130,758
Illinois Tool Works Incorporated	15,586	648,378
Ingersoll-Rand plc	10,497	294,861
Joy Global Incorporated«	3,333	207,913
Paccar Incorporated«	11,593	392,075
Pall Corporation	3,689	156,414
Parker Hannifin Corporation	4,918	310,473
Snap-On Incorporated	1,845	81,918

		6,503,677

Road & Rail: 0.43%
CSX Corporation	34,740	648,596
Norfolk Southern Corporation	11,030	673,051
Ryder System Incorporated	1,621	60,804
Union Pacific Corporation	15,481	1,264,333

		2,646,784

Trading Companies & Distributors: 0.10%
Fastenal Company«	9,360	311,501
W.W. Grainger Incorporated«	1,928	288,313

		599,814

Information Technology: 9.91%

Communications Equipment: 1.09%
Cisco Systems Incorporated	174,455	2,702,308
F5 Networks Incorporated«†	2,560	181,888

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	21

Security Name	Shares	Value

Communications Equipment (continued)
Harris Corporation«	3,812	$130,256
JDS Uniphase Corporation†	7,233	72,113
Juniper Networks Incorporated†	16,904	291,763
Motorola Mobility Holdings Incorporated†	8,296	313,423
Motorola Solutions Incorporated	9,577	401,276
QUALCOMM Incorporated	53,278	2,590,909
Tellabs Incorporated«	11,573	49,648

		6,733,584

Computers & Peripherals: 2.55%
Apple Incorporated†	29,405	11,208,598
Dell Incorporated«†	49,186	695,982
EMC Corporation†	65,496	1,374,761
Hewlett-Packard Company	65,788	1,476,941
Lexmark International Incorporated†	2,513	67,926
NetApp Incorporated«†	11,685	396,589
SanDisk Corporation†	7,587	306,135
Western Digital Corporation†	7,396	190,225

		15,717,157

Electronic Equipment, Instruments & Components: 0.24%
Agilent Technologies Incorporated†	11,012	344,125
Amphenol Corporation Class A	5,389	219,710
Corning Incorporated	49,833	615,936
FLIR Systems Incorporated	5,066	126,903
Jabil Circuit Incorporated	5,779	102,808
Molex Incorporated«	4,338	88,365

		1,497,847

Internet Software & Services: 0.98%
Akamai Technologies Incorporated«†	5,848	116,258
eBay Incorporated†	36,380	1,072,846
Google Incorporated Class A†	7,988	4,108,867
Monster Worldwide Incorporated†	4,097	29,416
VeriSign Incorporated«	5,277	150,975
Yahoo! Incorporated†	40,047	527,019

		6,005,381

IT Services: 1.68%
Accenture plc	20,439	1,076,727
Automatic Data Processing Incorporated	15,531	732,287
Cognizant Technology Solutions Corporation Class A†	9,631	603,864
Computer Sciences Corporation«	4,917	132,021
Fidelity National Information Services Incorporated	7,861	191,180
Fiserv Incorporated†	4,489	227,907
International Business Machines Corporation	37,880	6,630,136
Paychex Incorporated	10,222	269,554
SAIC Incorporated†	8,760	103,456
Teradata Corporation†	5,338	285,743
Total System Services Incorporated«	5,194	87,934

		10,340,809

22	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Office Electronics: 0.05%
Xerox Corporation	44,515	$310,270

Semiconductors & Semiconductor Equipment: 1.26%
Advanced Micro Devices Incorporated«†	18,419	93,569
Altera Corporation	10,276	324,002
Analog Devices Incorporated	9,497	296,781
Applied Materials Incorporated	41,789	432,516
Broadcom Corporation Class A	15,272	508,405
First Solar Incorporated«†	1,861	117,634
Intel Corporation	166,551	3,552,533
KLA-Tencor Corporation	5,296	202,731
Linear Technology Corporation«	7,228	199,854
LSI Logic Corporation†	18,170	94,121
MEMC Electronic Materials Incorporated«†	7,308	38,294
Microchip Technology Incorporated«	6,045	188,060
Micron Technology Incorporated«†	31,844	160,494
Novellus Systems Incorporated«†	2,208	60,190
NVIDIA Corporation†	19,149	239,363
Teradyne Incorporated«†	5,905	65,014
Texas Instruments Incorporated	36,644	976,563
Xilinx Incorporated«	8,410	230,770

		7,780,894

Software: 2.06%
Adobe Systems Incorporated«†	15,664	378,599
Autodesk Incorporated†	7,257	201,599
BMC Software Incorporated†	5,567	214,664
CA Incorporated	12,005	233,017
Citrix Systems Incorporated†	5,972	325,653
Compuware Corporation†	6,933	53,107
Electronic Arts Incorporated†	10,603	216,831
Intuit Incorporated	9,642	457,416
Microsoft Corporation	236,510	5,886,734
Oracle Corporation	125,321	3,601,726
Red Hat Incorporated†	6,122	258,716
Salesforce.com Incorporated«†	4,297	491,061
Symantec Corporation†	23,780	387,614

		12,706,737

Materials: 1.78%

Chemicals: 1.12%
Air Products & Chemicals Incorporated	6,760	516,261
Airgas Incorporated	2,158	137,724
CF Industries Holdings Incorporated	2,275	280,712
Dow Chemical Company	37,466	841,486
E.I. du Pont de Nemours & Company	29,577	1,182,193
Eastman Chemical Company	2,226	152,548
Ecolab Incorporated	7,357	359,684
FMC Corporation	2,272	157,132
International Flavors & Fragrances Incorporated«	2,565	144,204
Monsanto Company	16,960	1,018,278

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	23

Security Name	Shares	Value

Chemicals (continued)
Mosaic Company	8,783	$430,104
PPG Industries Incorporated	4,996	353,017
Praxair Incorporated	9,583	895,819
Sherwin-Williams Company«	2,797	207,873
Sigma-Aldrich Corporation«	3,872	239,251

		6,916,286

Construction Materials: 0.02%
Vulcan Materials Company«	4,098	112,941

Containers & Packaging: 0.07%
Ball Corporation	5,187	160,901
Bemis Company Incorporated«	3,279	96,107
Owens-Illinois Incorporated†	5,208	78,745
Sealed Air Corporation	5,081	84,853

		420,606

Metals & Mining: 0.50%
AK Steel Holding Corporation«	3,497	22,870
Alcoa Incorporated	33,753	323,016
Allegheny Technologies Incorporated«	3,372	124,730
Cliffs Natural Resources Incorporated	4,631	236,968
Freeport-McMoRan Copper & Gold Incorporated Class B	30,064	915,449
Newmont Mining Corporation«	15,674	985,895
Nucor Corporation	10,038	317,602
Titanium Metals Corporation«	2,651	39,712
United States Steel Corporation«	4,567	100,520

		3,066,762

Paper & Forest Products: 0.07%
International Paper Company	13,864	322,338
MeadWestvaco Corporation	5,413	132,943

		455,281

Telecommunication Services: 1.74%

Diversified Telecommunication Services: 1.57%
AT&T Incorporated	187,961	5,360,648
CenturyTel Incorporated	19,552	647,562
Frontier Communications Corporation«	31,566	192,868
Verizon Communications Incorporated	89,780	3,303,904
Windstream Corporation«	16,175	188,601

		9,693,583

Wireless Telecommunication Services: 0.17%
American Tower Corporation Class A†	12,552	675,298
MetroPCS Communications Incorporated†	9,299	80,994
Sprint Nextel Corporation†	94,977	288,730

		1,045,022

24	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

Security Name			Shares	Value

Utilities: 2.10%

Electric Utilities: 1.23%
American Electric Power Company Incorporated			15,296	$581,554
Consolidated Edison Incorporated			9,289	529,659
Duke Energy Corporation«			42,242	844,418
Edison International			10,334	395,276
Entergy Corporation			5,607	371,688
Exelon Corporation«			21,019	895,620
FirstEnergy Corporation			13,265	595,731
Nextera Energy Incorporated			13,395	723,598
Northeast Utilities			5,610	188,777
Pepco Holdings Incorporated			7,180	135,846
Pinnacle West Capital Corporation			3,460	148,572
PPL Corporation			18,325	522,996
Progress Energy Incorporated			9,344	483,272
The Southern Company			27,203	1,152,591

				7,569,598

Gas Utilities: 0.05%
Nicor Incorporated			1,444	79,434
ONEOK Incorporated			3,283	216,809

				296,243

Independent Power Producers & Energy Traders: 0.10%
AES Corporation†			20,845	203,447
Constellation Energy Group Incorporated			6,385	243,013
NRG Energy Incorporated†			7,652	162,299

				608,759

Multi-Utilities: 0.72%
Ameren Corporation			7,665	228,180
CenterPoint Energy Incorporated			13,507	265,007
CMS Energy Corporation«			7,986	158,043
Dominion Resources Incorporated«			18,054	916,602
DTE Energy Company			5,370	263,237
Integrys Energy Group Incorporated			2,471	120,140
NiSource Incorporated			8,900	190,282
PG&E Corporation			12,758	539,791
Public Service Enterprise Group Incorporated			16,046	535,455
SCANA Corporation«			3,642	147,319
Sempra Energy			7,598	391,291
TECO Energy Incorporated			6,842	117,203
Wisconsin Energy Corporation			7,413	231,953
Xcel Energy Incorporated			15,369	379,461

				4,483,964

Total Common Stocks (Cost $316,969,684)				326,797,146

	Interest Rate	Maturity Date	Principal

Non-Agency Mortgage Backed Securities: 0.04%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA±	0.56%	12/25/2034	$27,543	21,672

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Citigroup Mortgage Loan Trust Incorporated Series 2006-NCB1 Class 2A2±	0.35%	05/15/2036	$300,000	$211,424
Terwin Mortgage Trust Series 2004-21HE Class 1A1±	1.19	12/25/2034	11,193	9,540

Total Non-Agency Mortgage Backed Securities (Cost $338,736)				242,636

US Treasury Securities: 41.89%
US Treasury Bond	3.50	02/15/2039	8,728,000	9,734,443
US Treasury Bond	3.88	08/15/2040	16,289,000	19,411,911
US Treasury Bond	4.25	05/15/2039	12,122,000	15,302,134
US Treasury Bond«	4.25	11/15/2040	17,316,000	21,964,272
US Treasury Bond	4.38	02/15/2038	6,079,000	7,788,719
US Treasury Bond	4.38	11/15/2039	16,525,000	21,309,500
US Treasury Bond	4.38	05/15/2040	16,927,000	21,854,280
US Treasury Bond	4.50	02/15/2036	10,116,000	13,136,577
US Treasury Bond	4.50	05/15/2038	7,725,000	10,093,191
US Treasury Bond	4.50	08/15/2039	13,749,000	18,052,011
US Treasury Bond	4.63	02/15/2040	17,301,000	23,186,039
US Treasury Bond	4.75	02/15/2037	6,052,000	8,156,958
US Treasury Bond	4.75	02/15/2041	16,789,000	23,019,297
US Treasury Bond	5.00	05/15/2037	6,474,000	9,041,342
US Treasury Bond	3.75	08/15/2041	11,055,000	12,920,531
US Treasury Bond	4.38	05/15/2041	17,933,000	23,240,092

Total US Treasury Securities (Cost $205,844,595)				258,211,297

Other: 0.70%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)			2,429,591	911,826
VFNC Corporation, Pass-Through Entity, 0.24%±(a)(i)(v)144A			6,654,825	3,393,961

Total Other (Cost $1,862,634)				4,305,787

	Yield		Shares
Short-Term Investments: 11.01%

Investment Companies: 8.43%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.06		15,762,901	15,762,901
Wells Fargo Securities Lending Cash Investments, LLC(l)(v)(u)(r)	0.20		36,212,401	36,212,401

				51,975,302

			Principal
US Treasury Securities: 2.58%
US Treasury Bill#	0.03	02/02/2012	$9,185,000	9,183,907
US Treasury Bill#	0.01	11/03/2011	6,270,000	6,269,937
US Treasury Bill#	0.01	04/05/2012	215,000	214,937
US Treasury Bill#	0.01	05/03/2012	200,000	199,921

				15,868,702

Total Short-Term Investments (Cost $67,842,542)				67,844,004

Total Investments in Securities
(Cost $593,025,300)*	106.69%	657,584,248
Other Assets and Liabilities, Net	(6.69)	(41,215,049)

Total Net Assets	100.00%	$616,369,199

26	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of Investments—September 30, 2011

«	All or a portion of this security is on loan.

†	Non-income earning security.

(l)	Investment in an affiliate. The total cost of affiliated investments is $58,911,762.

±	Variable rate investment.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $625,296,589 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$164,122,005
Gross unrealized depreciation	(131,834,346)

Net unrealized appreciation	$32,287,659

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—September 30, 2011	Wells Fargo Advantage Index Asset Allocation Fund	27

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$601,569,666
In affiliated securities, at value	56,014,582

Total investments, at value (see cost below)	657,584,248
Receivable for Fund shares sold	12,621
Receivable for dividends and interest	2,671,079
Receivable for securities lending income	6,852

Total assets	660,274,800

Liabilities
Payable for Fund shares redeemed	372,700
Payable upon receipt of securities loaned	38,075,035
Payable for daily variation margin on open futures contracts	4,735,886
Advisory fee payable	312,762
Distribution fees payable	13,702
Due to other related parties	132,792
Accrued expenses and other liabilities	262,724

Total liabilities	43,905,601

Total net assets	$616,369,199

NET ASSETS CONSIST OF
Paid-in capital	$722,011,592
Undistributed net investment income	304,585
Accumulated net realized losses on investments	(155,264,481)
Net unrealized gains on investments	49,317,503

Total net assets	$616,369,199

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$575,248,323
Shares outstanding – Class A	31,740,289
Net asset value per share – Class A	$18.12
Maximum offering price per share – Class A2	$19.23
Net assets – Class B	$4,499,919
Shares outstanding – Class B	405,562
Net asset value per share – Class B	$11.10
Net assets – Class C	$15,894,555
Shares outstanding – Class C	1,436,982
Net asset value per share – Class C	$11.06
Net assets – Administrator Class	$20,726,402
Shares outstanding – Administrator Class	1,142,803
Net asset value per share – Administrator Class	$18.14

Total investments, at cost	$593,025,300

Securities on loan, at value	$36,505,519

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Index Asset Allocation Fund	Statement of Operations—Year Ended September 30, 2011

Investment income
Dividends	$8,348,635
Interest	9,848,470
Income from affiliated securities	97,693
Securities lending income, net	113,214

Total investment income	18,408,012

Expenses
Advisory fee	4,012,395
Administration fees
Fund level	341,916
Class A	1,659,601
Class B	17,292
Class C	47,459
Administrator Class	20,611
Shareholder servicing fees
Class A	1,595,792
Class B	16,627
Class C	45,634
Administrator Class	50,636
Distribution fees
Class B	49,882
Class C	136,902
Custody and accounting fees	65,320
Professional fees	23,028
Registration fees	25,136
Shareholder report expenses	58,931
Trustees’ fees and expenses	10,636
Other fees and expenses	57,993

Total expenses	8,235,791
Less: Fee waivers and/or expense reimbursements	(236,846)

Net expenses	7,998,945

Net investment income	10,409,067

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,508,935
Affiliated securities	(238,976)
Futures transactions	5,584,613

Net realized gains on investments	9,854,572

Net change in unrealized gains (losses) on:
Unaffiliated securities	39,306,322
Affiliated securities	(2,897,180)
Futures transactions	(21,617,291)

Net change in unrealized gains (losses) on investments	14,791,851

Net realized and unrealized gains (losses) on investments	24,646,423

Net increase in net assets resulting from operations	$35,055,490

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Index Asset Allocation Fund	29

	Year Ended September 30, 2011		Year Ended September 30, 2010

Operations
Net investment income		$10,409,067		$11,192,593
Net realized gains (losses) on investments		9,854,572		(26,048,483)
Net change in unrealized gains (losses) on investments		14,791,851		72,135,465

Net increase in net assets resulting from operations		35,055,490		57,279,575

Distributions to shareholders from
Net investment income
Class A		(9,891,715)		(10,477,654)
Class B		(45,066)		(69,474)
Class C		(145,644)		(130,766)
Administrator Class		(385,464)		(484,885)

Total distributions to shareholders		(10,467,889)		(11,162,779)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	393,599	7,437,608	644,595	10,820,055
Class B	18,890	213,219	1,979	20,726
Class C	86,012	990,115	50,158	525,070
Administrator Class	239,079	4,549,244	485,221	8,094,499

		13,190,186		19,460,350

Reinvestment of distributions
Class A	503,530	9,431,383	587,495	10,030,884
Class B	3,522	40,395	6,086	64,006
Class C	10,316	118,090	10,646	111,723
Administrator Class	20,292	380,596	28,431	483,795

		9,970,464		10,690,408

Payment for shares redeemed
Class A	(4,811,734)	(90,766,665)	(4,953,283)	(83,810,093)
Class B	(431,888)	(4,981,864)	(710,698)	(7,334,328)
Class C	(324,037)	(3,721,759)	(312,375)	(3,224,656)
Administrator Class	(119,704)	(2,250,177)	(1,180,154)	(19,830,786)

		(101,720,465)		(114,199,863)

Net decrease in net assets resulting from capital share transactions		(78,559,815)		(84,049,105)

Total decrease in net assets		(53,972,214)		(37,932,309)

Net assets
Beginning of period		670,341,413		708,273,722

End of period		$616,369,199		$670,341,413

Undistributed net investment income		$304,585		$288,826

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Index Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.56	$16.42	$17.63	$23.12	$20.94
Net investment income	0.30	0.28	0.31 [1]	0.44 [1]	0.47 [1]
Net realized and unrealized gains (losses) on investments	0.56	1.14	(1.21)	(4.36)	2.58

Total from investment operations	0.86	1.42	(0.90)	(3.92)	3.05
Distributions to shareholders from
Net investment income	(0.30)	(0.28)	(0.31)	(0.44)	(0.47)
Net realized gains	0.00	0.00	(0.00)[2]	(1.13)	(0.40)

Total distributions to shareholders	(0.30)	(0.28)	(0.31)	(1.57)	(0.87)
Net asset value, end of period	$18.12	$17.56	$16.42	$17.63	$23.12
Total return[3]	4.84%	8.72%	(4.85)%	(17.92)%	14.83%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.26%	1.29%	1.29%	1.25%
Net expenses	1.15%	1.14%	1.15%	1.15%	1.15%
Net investment income	1.54%	1.64%	2.13%	2.17%	2.12%
Supplemental data
Portfolio turnover rate	18%	28%	43%	45%	16%
Net assets, end of period (000’s omitted)	$575,248	$626,119	$646,445	$777,876	$914,716

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Index Asset Allocation Fund	31

(For a share outstanding throughout each period)

	Year Ended September 30,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.74	$10.02	$10.74	$14.07	$12.73
Net investment income	0.09 [1]	0.09 [1]	0.13 [1]	0.18 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.35	0.70	(0.74)	(2.66)	1.57

Total from investment operations	0.44	0.79	(0.61)	(2.48)	1.76
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.11)	(0.16)	(0.18)
Net realized gains	0.00	0.00	(0.00)[2]	(0.69)	(0.24)

Total distributions to shareholders	(0.08)	(0.07)	(0.11)	(0.85)	(0.42)
Net asset value, end of period	$11.10	$10.74	$10.02	$10.74	$14.07
Total return[3]	4.11%	7.90%	(5.48)%	(18.56)%	14.03%
Ratios to average net assets (annualized)
Gross expenses	1.93%	2.02%	2.04%	2.04%	2.00%
Net expenses	1.90%	1.89%	1.90%	1.90%	1.90%
Net investment income	0.78%	0.89%	1.43%	1.42%	1.36%
Supplemental data
Portfolio turnover rate	18%	28%	43%	45%	16%
Net assets, end of period (000’s omitted)	$4,500	$8,753	$15,201	$31,831	$85,203

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Index Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$10.00	$10.73	$14.07	$12.75
Net investment income	0.09	0.09 [1]	0.12 [1]	0.18 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.34	0.71	(0.73)	(2.66)	1.56

Total from investment operations	0.43	0.80	(0.61)	(2.48)	1.74
Distributions to shareholders from
Net investment income	(0.09)	(0.08)	(0.12)	(0.17)	(0.18)
Net realized gains	0.00	0.00	(0.00)[2]	(0.69)	(0.24)

Total distributions to shareholders	(0.09)	(0.08)	(0.12)	(0.86)	(0.32)
Net asset value, end of period	$11.06	$10.72	$10.00	$10.73	$14.07
Total return[3]	4.02%	7.99%	(5.51)%	(18.56)%	13.91%
Ratios to average net assets (annualized)
Gross expenses	1.93%	2.01%	2.03%	2.03%	2.00%
Net expenses	1.90%	1.89%	1.90%	1.90%	1.90%
Net investment income	0.79%	0.89%	1.39%	1.42%	1.37%
Supplemental data
Portfolio turnover rate	18%	28%	43%	45%	16%
Net assets, end of period (000’s omitted)	$15,895	$17,839	$19,162	$24,975	$36,028

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Year Ended September 30,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.57	$16.44	$17.65	$23.15	$20.97
Net investment income	0.34	0.31	0.34 [1]	0.50 [1]	0.54 [1]
Net realized and unrealized gains (losses) on investments	0.58	1.16	(1.20)	(4.38)	2.57

Total from investment operations	0.92	1.47	(0.86)	(3.88)	0.31
Distributions to shareholders from
Net investment income	(0.35)	(0.34)	(0.35)	(0.49)	(0.53)
Net realized gains	0.00	0.00	(0.00)[2]	(1.13)	(0.40)

Total distributions to shareholders	(0.35)	(0.34)	(0.35)	(1.62)	(0.93)
Net asset value, end of period	$18.14	$17.57	$16.44	$17.65	$23.15
Total return	5.18%	9.02%	(4.61)%	(17.73)%	15.10%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.09%	1.11%	1.11%	1.07%
Net expenses	0.90%	0.89%	0.90%	0.90%	0.90%
Net investment income	1.79%	1.89%	2.39%	2.43%	2.35%
Supplemental data
Portfolio turnover rate	18%	28%	43%	45%	16%
Net assets, end of period (000’s omitted)	$20,726	$17,630	$27,455	$34,802	$49,620

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Index Asset Allocation Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Fund Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by

Notes to Financial Statements	Wells Fargo Advantage Index Asset Allocation Fund	35

Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Futures contracts

The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

36	Wells Fargo Advantage Index Asset Allocation Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$74,581	$(74,581)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At September 30, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2016	2017	2018	2019
$4,414,660	$90,934,458	$5,544,373	$8,466,937

As of September 30, 2011, the Fund had $378,553 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage Index Asset Allocation Fund	37

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$326,797,146	$0	$0	$326,797,146
Agency securities	0	183,378	0	183,378
Non-agency mortgage backed securities	0	242,636		242,636
US Treasury securities	258,211,297	0	0	258,211,297
Other	0	0	4,305,787	4,305,787
Short-term investments
Investment companies	15,762,901	36,212,401	0	51,975,302
US Treasury securities	15,868,702	0	0	15,868,702
	$616,640,046	$36,638,415	$4,305,787	$657,584,248

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of September 30, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(15,241,445)	$0	$0	$(15,241,445)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of September 30, 2010	$5,994,684
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	558,108
Purchases	0
Sales	(2,247,005)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of September 30, 2011	$4,305,787
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(470,719)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

38	Wells Fargo Advantage Index Asset Allocation Fund	Notes to Financial Statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $8,753 from the sale of Class A shares and $90, $4,970 and $194 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$103,313,587	$15,825,631	$132,914,967	$79,257,761

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2011, the Fund entered into futures contracts to gain market exposure in certain asset classes consistent with an active asset allocative strategy.

Notes to Financial Statements	Wells Fargo Advantage Index Asset Allocation Fund	39

At September 30, 2011, the Fund had long and short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at September 30, 2011	Net Unrealized Gains (Losses)
December 2011	552 Long	S&P 500 Index	$155,388,000	$(7,458,500)
December 2011	43 Long	30 year US Treasury Bond	6,132,875	(61,094)
December 2011	1,097 Short	30 year US Treasury Bond	156,459,625	(7,721,851)

The Fund had average notional amounts of $177,898,380 and $169,328,253 in long futures contracts and short futures contracts, respectively, during the year ended September 30, 2011.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2011 was as follows for the Fund:

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0	Net assets – Net unrealized gains on investments	$7,782,945	*
Equity contracts	Net assets – Net unrealized gains on investments	0	Net assets – Net unrealized gains on investments	7,458,500	*
		$0		$15,241,445

*	Amount represents cumulative unrealized gains (losses) on futures contracts. Only the variation margin as of September 30, 2011 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2011 was as follows for the Fund:

	Amount of Realized Gains (Losses) on Futures Contracts	Change in Unrealized Gains (Losses) on Futures Contracts
Interest rate contracts	$(10,704,873)	$(7,713,291)
Equity contracts	16,289,486	(13,904,000)
	$5,584,613	$(21,617,291)

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $1,401 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

40	Wells Fargo Advantage Index Asset Allocation Fund	Notes to Financial Statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,467,889 and $11,162,779 of ordinary income for the years ended September 30, 2011 and September 30, 2010, respectively.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward*
$304,642	$3,792,003	$(109,738,981)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The

ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Index Asset Allocation Fund	41

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Index Asset Allocation Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

42	Wells Fargo Advantage Index Asset Allocation Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 76.34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $8,027,799 of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $5,639,152 has been designated as interest-related dividends for nonresident alien shareholders.

For the fiscal year ended September 30, 2011, 94.64% of the dividends distributed was derived from interest on U.S. Government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	43

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

44	Wells Fargo Advantage Index Asset Allocation Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Index Asset Allocation Fund	45

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205624 11-11 A227/AR227 9-11

Wells Fargo Advantage Opportunity FundSM

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Opportunity Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only 0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders	Wells Fargo Advantage Opportunity Fund	3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by Standard & Poor’s.

4	Wells Fargo Advantage Opportunity Fund	Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Opportunity Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Ann M. Miletti

Thomas D. Wooden, CFA

FUND INCEPTION

December 31, 1985

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	(5.87)%
Russell Midcap® Index[1]	(0.88)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.25% for Class A. The Fund’s gross and net expense ratios are 1.28% and 1.25%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Opportunity Fund Class A shares for the most recent ten years with the Russell Midcap® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Opportunity Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges trailed its benchmark, the Russell Midcap® Index, for the 12-month period that ended September 30, 2011.

■	Stock selection in the consumer discretionary and industrials sectors hindered relative results and offset contributions in other areas, notably information technology (IT) and financials.

■

As market participants seemed to swing from the elation of last fall’s Fed announcement of a second round of quantitative easing (QE2) to the geopolitical turmoil in North Africa and the Middle East, the Japanese nuclear disaster, the U.S. debt ceiling debate, and, ultimately, to the possibility of a “double-dip” recession brought on by the contagion of a European debt crisis, our investment process helped us separate market emotion from investment fundamentals. We continued to look for well-positioned businesses with strong management teams and favorable trends that trade at attractive discounts to our estimated private market valuations (PMVs).

Stock selection and sector weights both drove the Fund’s results during the period.

Stock selection in the consumer discretionary sector detracted from relative performance during the reporting period. We saw mixed performance among retailers, with Nordstrom Incorporated, appreciating by more than 25%; Kohl’s Corporation and Target Corporation declining by 5% and 6%, respectively; and Best Buy Company Incorporated, falling by more than 40%. Fears of a double-dip recession and continued high unemployment hurt consumer-oriented stocks in general and retailers, restaurants, and similar economically sensitive companies in particular. Media companies provided the main bright spots in the Fund’s consumer discretionary holdings, with gains from Liberty Global Incorporated, and Comcast Corporation.

The Fund continued to benefit from an underweight to financials, which suffered from investor fears of growing regulatory burdens. Our approach in the sector was to focus on companies that we judged likely to benefit from a stabilizing economy—for example, insurance companies that might see a somewhat improved pricing cycle. Insurance holdings Ace Limited, Progressive Corporation, and ReinsuranceRe Holdings Limited generated positive returns in a declining market. Elsewhere in the financials space, stock selection among real estate investment trusts contributed. Equity Residential, which owns apartment buildings, rallied more than 28% and was subsequently sold because it traded above 80% of our estimation of its PMV.

As with financials, the health care sector continues to undergo significant regulatory reform. The Fund’s health care holdings showed mixed results but collectively underperformed. Zimmer Holdings Incorporated, which specializes in medical implants, was hampered by patients postponing hip and knee replacements in a weak employment and economic environment. The stock price rose only 2% despite solid fundamentals. We believe that aging U.S. demographics bode well for Zimmer, which is a leader in its space.

IT holdings aided the Fund’s absolute and relative results. Over the past 12 months, we allocated capital to financial technology stocks such as MasterCard Incorporated and Alliance Data Systems Corporation, both of which gained more than 40% during the period on an improvement in consumer credit as well as the resolution of regulatory uncertainties. Other Fund holdings include wireless, video conferencing, semiconductor, and cloud-computing companies. Notable gains were produced by ARM Holdings plc (up more 40%), Polycom Incorporated (up more than 30%), and Microsemi Corporation (up more than 20%).

Performance Highlights (Unaudited)	Wells Fargo Advantage Opportunity Fund	7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30, 2011)
Praxair Incorporated	1.83%
Kohl’s Corporation	1.68%
Church & Dwight Company Incorporated	1.64%
Kroger Company	1.61%
Republic Services Incorporated	1.60%
Comcast Corporation Class A	1.59%
Apollo Group Incorporated Class A	1.57%
Nordstrom Incorporated	1.55%
Equinix Incorporated	1.54%
MasterCard Incorporated	1.53%

Our methodology includes buying stocks that are selling at a discount to their estimated PMVs and selling stocks that approach their PMVs.

Our discipline allows us to be patient with stocks that are out of favor with the market. Such a long-term approach seems to be the exception as the unprecedented volatility in the market appears to have increased investors’ focus on the short term rather than the long term. Although the dynamic created by a short-term investor focus can be challenging, we viewed the period’s unprecedented volatility favorably, as indiscriminant sell-offs throughout the period punished many companies that we judged to be higher-quality businesses with strong management teams. We therefore took advantage of the market volatility to add positions in several sectors and industries. These additions were generally complemented by sales of companies that possessed what we believed were inappropriate valuations, lower-quality business models, or deteriorating fundamentals.

The Fund ended the period with an overweight to the IT, consumer discretionary, and industrials sectors and an underweight to the utilities sectors. Comparing the current prices of the portfolio’s holdings with our estimates of their PMVs reveals what we believe is an attractive price/value proposition that we hope will set the stage for above-average long-term results.

SECTOR DISTRIBUTION[4] (AS OF SEPTEMBER 30, 2011)

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Opportunity Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SOPVX)	02/24/2000	(25.31)	(11.28)	(1.14)	4.13	(20.75)	(5.87)	0.04	4.74	1.28%	1.25%
Class B (SOPBX)**	08/26/2011	(26.05)	(11.56)	(0.89)	4.47	(21.05)	(6.56)	(0.48)	4.47	2.03%	2.00%
Class C (WFOPX)	03/31/2008	(22.05)	(7.56)	(0.70)	4.09	(21.05)	(6.56)	(0.70)	4.09	2.03%	2.00%
Administrator Class (WOFDX)	08/30/2002					(20.66)	(5.64)	0.28	5.04	1.12%	1.00%
Institutional Class (WOFNX)	07/30/2010					(20.59)	(5.44)	0.33	5.06	0.85%	0.75%
Investor Class (SOPFX)	12/31/1985					(20.77)	(5.92)	(0.02)	4.78	1.35%	1.32%
Russell Midcap Index						(18.55)	(0.88)	0.56	7.45

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Opportunity Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$792.49	$5.62	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class B
Actual	$1,000.00	$949.42	$9.77	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C
Actual	$1,000.00	$789.46	$8.97	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$793.36	$4.63	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Institutional Class
Actual	$1,000.00	$794.12	$3.51	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%
Investor Class
Actual	$1,000.00	$792.26	$5.89	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Opportunity Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Common Stocks: 97.49%

Consumer Discretionary: 21.04%

Auto Components: 1.15%
Johnson Controls Incorporated	772,740	$20,377,154

Diversified Consumer Services: 1.56%
Apollo Group Incorporated Class A†	700,581	27,750,013

Hotels, Restaurants & Leisure: 2.49%
Carnival Corporation«	738,647	22,381,004
Darden Restaurants Incorporated	510,592	21,827,808

		44,208,812

Household Durables: 1.21%
Whirlpool Corporation«	428,620	21,392,424

Internet & Catalog Retail: 1.32%
Liberty Media Corporation Interactive Series A†	1,579,949	23,335,847

Media: 6.23%
Cablevision Systems Corporation New York Group Class A	1,140,611	17,941,811
Comcast Corporation Class A	1,363,091	28,202,353
Discovery Communications Incorporated Class A†	583,515	20,510,552
Liberty Global Incorporated Series A†«	531,368	19,224,894
Omnicom Group Incorporated«	664,094	24,465,223

		110,344,833

Multiline Retail: 5.89%
Best Buy Company Incorporated«	869,117	20,250,426
Kohl’s Corporation	606,644	29,786,220
Nordstrom Incorporated«	601,015	27,454,365
Target Corporation	546,735	26,811,884

		104,302,895

Specialty Retail: 1.19%
Staples Incorporated	1,584,979	21,080,221

Consumer Staples: 4.72%

Food & Staples Retailing: 1.61%
Kroger Company	1,295,672	28,452,957

Food Products: 1.48%
General Mills Incorporated	681,825	26,229,808

Household Products: 1.63%
Church & Dwight Company Incorporated	655,354	28,966,647

Energy: 7.29%

Energy Equipment & Services: 3.68%
National Oilwell Varco Incorporated	472,337	24,193,101
Transocean Limited	460,408	21,979,878

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Opportunity Fund	11

Security Name	Shares	Value

Energy Equipment & Services (continued)
Weatherford International Limited†	1,555,470	$18,992,289

		65,165,268

Oil, Gas & Consumable Fuels: 3.61%
Apache Corporation	193,507	15,527,002
Peabody Energy Corporation	287,732	9,748,360
Range Resources Corporation«	299,063	17,483,223
Southwestern Energy Company†«	636,421	21,211,912

		63,970,497

Financials: 14.76%

Capital Markets: 2.42%
INVESCO Limited	1,218,872	18,904,705
TD Ameritrade Holding Corporation	1,629,392	23,960,209

		42,864,914

Commercial Banks: 3.90%
Branch Banking & Trust Corporation«	1,215,456	25,925,676
City National Corporation«	516,379	19,498,471
Fifth Third Bancorp	2,333,588	23,569,239

		68,993,386

Consumer Finance: 1.53%
MasterCard Incorporated	85,694	27,178,709

Diversified Financial Services: 0.69%
Moody’s Corporation«	403,094	12,274,212

Insurance: 3.89%
ACE Limited	345,179	20,917,847
Reinsurance Group of America Incorporated	477,847	21,957,070
RenaissanceRe Holdings Limited«	408,186	26,042,267

		68,917,184

REIT: 2.33%
BioMed Realty Trust Incorporated«	1,511,681	25,048,554
LaSalle Hotel Properties Incorporated	840,347	16,134,662

		41,183,216

Health Care: 10.50%

Health Care Equipment & Supplies: 4.10%
C.R. Bard Incorporated	255,927	22,403,850
Covidien plc	594,219	26,205,058
Zimmer Holdings Incorporated†«	449,218	24,033,163

		72,642,071

Health Care Providers & Services: 2.43%
Health Management Associates Incorporated Class A†	3,218,345	22,270,947

12	Wells Fargo Advantage Opportunity Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Health Care Providers & Services (continued)
McKesson Corporation	285,867	$20,782,531

		43,053,478

Life Sciences Tools & Services: 3.97%
Covance Incorporated†	498,611	22,661,870
Thermo Fisher Scientific Incorporated†	461,912	23,391,224
Waters Corporation†«	321,951	24,304,081

		70,357,175

Industrials: 15.02%

Aerospace & Defense: 1.30%
Embraer SA ADR	904,056	22,935,901

Airlines: 1.85%
Delta Air Lines Incorporated†	3,012,139	22,591,043
United Continental Holdings Incorporated†«	522,746	10,130,817

		32,721,860

Commercial Services & Supplies: 2.67%
Manpower Incorporated	563,440	18,942,853
Republic Services Incorporated	1,009,167	28,317,226

		47,260,079

Construction & Engineering: 2.02%
Jacobs Engineering Group Incorporated†«	626,477	20,228,942
Quanta Services Incorporated†	829,000	15,576,910

		35,805,852

Electrical Equipment: 1.94%
AMETEK Incorporated	587,511	19,370,238
Babcock & Wilcox Company†	73,192	1,430,904
Rockwell Automation Incorporated	243,361	13,628,216

		34,429,358

Machinery: 2.86%
Dover Corporation	459,857	21,429,336
Oshkosh Corporation†«	647,819	10,196,671
Pall Corporation	450,846	19,115,870

		50,741,877

Road & Rail: 2.38%
Hertz Global Holdings Incorporated†«	2,427,255	21,602,570
J.B. Hunt Transport Services Incorporated«	569,002	20,552,352

		42,154,922

Information Technology: 16.34%

Communications Equipment: 1.10%
Polycom Incorporated†	1,061,335	19,496,724

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Opportunity Fund	13

Security Name	Shares	Value

Computers & Peripherals: 1.28%
NetApp Incorporated†«	665,325	$22,581,131

Electronic Equipment, Instruments & Components: 1.21%
Amphenol Corporation Class A	523,866	21,358,017

Internet Software & Services: 2.31%
Akamai Technologies Incorporated†«	687,376	13,665,035
Equinix Incorporated†«	307,209	27,289,375

		40,954,410

IT Services: 2.83%
Alliance Data Systems Corporation†«	213,430	19,784,961
Cognizant Technology Solutions Corporation Class A†	78,275	4,907,843
Global Payments Incorporated	630,198	25,453,697

		50,146,501

Semiconductors & Semiconductor Equipment: 5.18%
Altera Corporation	607,769	19,162,957
ARM Holdings plc	2,831,680	24,215,493
Avago Technologies Limited	777,451	25,477,069
ON Semiconductor Corporation†«	3,195,897	22,914,581

		91,770,100

Software: 2.43%
Autodesk Incorporated†	766,432	21,291,481
Red Hat Incorporated†	516,430	21,824,332

		43,115,813

Materials: 6.71%

Chemicals: 1.83%
Praxair Incorporated	346,427	32,383,996

Containers & Packaging: 4.10%
Bemis Company Incorporated«	919,664	26,955,352
Crown Holdings Incorporated†	819,388	25,081,467
Owens-Illinois Incorporated†	1,358,307	20,537,602

		72,574,421

Metals & Mining: 0.78%
Agnico-Eagle Mines Limited	233,637	13,906,074

Telecommunication Services: 1.11%

Wireless Telecommunication Services: 1.11%
American Tower Corporation Class A†	365,357	19,656,205

Total Common Stocks (Cost $1,730,416,553)		1,727,034,962

14	Wells Fargo Advantage Opportunity Fund	Portfolio of Investments—September 30, 2011

Security Name		Principal	Value

Other: 0.38%
Gryphon Funding Limited, Pass-Through Entity(a)(i)		$6,026,841	$2,261,874
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)		4,671,453	1,753,196
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		5,421,425	2,764,927

Total Other (Cost $7,295,416)			6,779,997

	Yield	Shares

Short-Term Investments: 12.58%

Investment Companies: 12.58%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.06%	43,828,282	43,828,282
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.20	179,028,810	179,028,810

Total Short-Term Investments (Cost $222,857,092)			222,857,092

Total Investments in Securities
(Cost $1,960,569,061)*	110.45%	1,956,672,051
Other Assets and Liabilities, Net	(10.45)	(185,061,154)

Total Net Assets	100.00%	$1,771,610,897

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,984,591,223 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$198,702,256
Gross unrealized depreciation	(226,621,428)

Net unrealized depreciation	$(27,919,172)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—September 30, 2011	Wells Fargo Advantage Opportunity Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,733,814,959
In affiliated securities, at value	222,857,092

Total investments, at value (see cost below)	1,956,672,051
Receivable for investments sold	1,472,217
Receivable for Fund shares sold	577,254
Receivable for dividends	1,912,198
Receivable for securities lending income	30,432
Prepaid expenses and other assets	95,438

Total assets	1,960,759,590

Liabilities
Payable for investments purchased	2,996,410
Payable for Fund shares redeemed	2,592,309
Payable upon receipt of securities loaned	181,040,177
Advisory fee payable	1,059,618
Distribution fees payable	44,732
Due to other related parties	523,154
Accrued expenses and other liabilities	892,293

Total liabilities	189,148,693

Total net assets	$1,771,610,897

NET ASSETS CONSIST OF
Paid-in capital	$1,808,327,589
Undistributed net investment loss	(161,386)
Accumulated net realized losses on investments	(32,660,526)
Net unrealized losses on investments	(3,894,780)

Total net assets	$1,771,610,897

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$394,194,472
Shares outstanding – Class A	12,287,396
Net asset value per share – Class A	$32.08
Maximum offering price per share – Class A2	$34.04
Net assets – Class B	$16,153,856
Shares outstanding – Class B	506,275
Net asset value per share – Class B	$31.91
Net assets – Class C	$45,095,561
Shares outstanding – Class C	1,413,232
Net asset value per share – Class C	$31.91
Net assets – Administrator Class	$360,967,906
Shares outstanding – Administrator Class	10,795,083
Net asset value per share – Administrator Class	$33.44
Net assets – Institutional Class	$14,027,341
Shares outstanding – Institutional Class	418,501
Net asset value per share – Institutional Class	$33.52
Net assets – Investor Class	$941,171,761
Shares outstanding – Investor Class	28,728,948
Net asset value per share – Investor Class	$32.76

Total investments, at cost	$1,960,569,061

Securities on loan, at value	$170,889,312

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Opportunity Fund	Statement of Operations—Year Ended September 30, 2011

Investment income
Dividends*	$17,442,507
Interest	1,728
Income from affiliated securities	93,093
Securities lending income, net	371,654

Total investment income	17,908,982

Expenses
Advisory fee	10,188,577
Administration fees
Fund level	754,732
Class A	164,034
Class B	4,350 [1]
Class C	13,672
Administrator Class	242,468
Institutional Class	2,168
Investor Class	3,941,074
Shareholder servicing fees
Class A	157,725
Class B	4,183 [1]
Class C	13,146
Administrator Class	604,686
Investor Class	2,974,377
Distribution fees
Class B	12,549 [1]
Class C	39,438
Custody and accounting fees	73,789
Professional fees	31,417
Registration fees	29,203
Shareholder report expenses	114,393
Trustees’ fees and expenses	10,636
Other fees and expenses	31,380

Total expenses	19,407,997
Less: Fee waivers and/or expense reimbursements	(180,954)

Net expenses	19,227,043

Net investment loss	(1,318,061)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	85,442,197
Net change in unrealized gains (losses) on investments	(175,968,841)

Net realized and unrealized gains (losses) on investments	(90,526,644)

Net decrease in net assets resulting from operations	$(91,844,705)

* Net of foreign dividend withholding taxes of	$12,332

1.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Opportunity Fund	17

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]		Year Ended October 31, 2009

Operations
Net investment income (loss)		$(1,318,061)		$(1,583,216)		$2,451,554
Net realized gains (losses) on investments		85,442,197		106,926,253		(187,719,081)
Net change in unrealized gains (losses) on investments		(175,968,841)		108,288,459		409,885,929

Net increase (decrease) in net assets resulting from operations		(91,844,705)		213,631,496		224,618,402

Distributions to shareholders from
Net investment income
Class A		0		(47,285)		0
Class C		0		(826)		0
Administrator Class		0		(589,833)		0
Investor Class		0		(1,925,297)		0

Total distributions to shareholders		0		(2,563,241)		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	132,465	4,924,569	97,022	3,152,506	237,098	5,438,227
Class B	43 [2]	1,522 [2]	NA	NA	NA	NA
Class C	23,548	905,341	4,705	153,563	4,865	137,818
Administrator Class	1,368,552	54,348,199	2,105,828	69,985,989	1,070,078	24,751,931
Institutional Class	178,908	6,917,374	300 [3]	10,000 [3]	NA	NA
Investor Class	1,754,217	67,656,154	1,859,859	61,010,131	3,973,839	97,934,187

		134,753,159		134,312,189		128,262,163

Reinvestment of distributions
Class A	0	0	1,529	46,844	0	0
Class C	0	0	23	708	0	0
Administrator Class	0	0	17,765	564,927	0	0
Investor Class	0	0	59,607	1,866,902	0	0

		0		2,479,381		0

Payment for shares redeemed
Class A	(457,402)	(15,987,248)	(172,905)	(5,511,390)	(394,900)	(8,948,233)
Class B	(24,944)[2]	(832,546)[2]	NA	NA	NA	NA
Class C	(39,103)	(1,342,163)	(1,786)	(59,080)	0	0
Administrator Class	(1,380,151)	(52,714,107)	(906,545)	(30,327,797)	(958,933)	(24,087,819)
Institutional Class	(31,927)	(1,320,637)	0 [3]	0 [3]	NA	NA
Investor Class	(5,052,303)	(197,448,386)	(4,904,253)	(160,131,793)	(6,666,550)	(157,506,284)

		(269,645,087)		(196,030,060)		(190,542,336)

Net asset value of shares issued in acquisition
Class A	11,953,930	403,612,992	0	0	0	0
Class B	531,176 [2]	17,851,453 [2]	NA	NA	NA	NA
Class C	1,420,682	47,745,717	0	0	0	0
Administrator Class	5,444,176	191,545,214	0	0	0	0
Institutional Class	271,220	9,562,903	0	0	NA	NA

		670,318,279		0		0

Net increase (decrease) in net assets resulting from capital share transactions		535,426,351		(59,238,490)		(62,280,173)

Total increase in net assets		443,581,646		151,829,765		162,338,229

Net assets
Beginning of period		1,328,029,251		1,176,199,486		1,013,861,257

End of period		$1,771,610,897		$1,328,029,251		$1,176,199,486

Undistributed net investment income (loss)		$(161,386)		$0		$2,562,306

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Class commenced operations on August 26, 2011.

3.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Opportunity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class A	2011	2010[1]	2009	2008[2]	2007[2]	2006[2]
Net asset value, beginning of period	$34.08	$28.81	$23.24	$45.42	$47.74	$46.57
Net investment income (loss)	0.06 [3]	(0.03)[3]	0.07 [3]	0.08 [3]	0.24 [3]	0.23
Net realized and unrealized gains (losses) on investments	(2.06)	5.37	5.50	(15.15)	5.94	5.87

Total from investment operations	(2.00)	5.34	5.57	(15.07)	6.18	6.10
Distributions to shareholders from
Net investment income	0.00	(0.07)	0.00	(0.47)	(0.06)	0.00
Net realized gains	0.00	0.00	0.00	(6.47)	(8.44)	(4.93)
Tax basis return of capital	0.00	0.00	0.00	(0.17)	0.00	0.00

Total distributions to shareholders	0.00	(0.07)	0.00	(7.11)	(8.50)	(4.93)
Net asset value, end of period	$32.08	$34.08	$28.81	$23.24	$45.42	$47.74
Total return[4]	(5.87)%	18.55%	23.97%	(38.55)%	14.89%	13.86%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.31%	1.35%	1.34%	1.36%	1.30%
Net expenses	1.25%	1.29%	1.29%	1.29%	1.29%	1.29%
Net investment income (loss)	0.15%	(0.11)%	0.28%	0.22%	0.55%	0.39%
Supplemental data
Portfolio turnover rate	31%	42%	55%	73%	56%	39%
Net assets, end of period (000’s omitted)	$394,194	$22,437	$21,108	$20,695	$44,558	$51,489

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Opportunity Fund	19

(For a share outstanding throughout the period)

Class B	Year Ended September 30, 2011[1]
Net asset value, beginning of period	$33.61
Net investment loss	(0.01)
Net realized and unrealized gains (losses) on investments	(1.69)

Total from investment operations	(1.70)
Net asset value, end of period	$31.91
Total return[2]	(5.06)%
Ratios to average net assets (annualized)
Gross expenses	2.02%
Net expenses	2.00%
Net investment loss	(0.45)%
Supplemental data
Portfolio turnover rate	31%
Net assets, end of period (000’s omitted)	$16,154

1.	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Opportunity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class C	2011	2010[1]	2009	2008[2]
Net asset value, beginning of period	$34.15	$29.12	$23.66	$33.56
Net investment loss	(0.18)[3]	(0.25)[3]	(0.17)[3]	(0.06)[3]
Net realized and unrealized gains (losses) on investments	(2.06)	5.41	5.63	(9.84)

Total from investment operations	(2.24)	5.16	5.46	(9.90)
Distributions to shareholders from
Net investment income	0.00	(0.13)	0.00	0.00
Net asset value, end of period	$31.91	$34.15	$29.12	$23.66
Total return[4]	(6.56)%	17.76%	23.08%	(29.50)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.07%	2.08%	2.10%
Net expenses	2.00%	2.04%	2.04%	2.04%
Net investment loss	(0.50)%	(0.87)%	(0.63)%	(0.33)%
Supplemental data
Portfolio turnover rate	31%	42%	55%	73%
Net assets, end of period (000’s omitted)	$45,096	$277	$150	$7

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to October 31, 2008.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Opportunity Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Administrator Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$35.44	$29.95	$24.10	$46.86	$49.05	$47.61
Net investment income	0.07 [2]	0.04 [2]	0.13 [2]	0.17 [2]	0.33 [2]	0.19
Net realized and unrealized gains (losses) on investments	(2.07)	5.59	5.72	(15.69)	6.14	6.18

Total from investment operations	(2.00)	5.63	5.85	(15.52)	6.47	6.37
Distributions to shareholders from
Net investment income	0.00	(0.14)	0.00	(0.60)	(0.22)	0.00
Net realized gains	0.00	0.00	0.00	(6.47)	(8.44)	(4.93)
Tax basis return of capital	0.00	0.00	0.00	(0.17)	0.00	0.00

Total distributions to shareholders	0.00	(0.14)	0.00	(7.24)	(8.66)	(4.93)
Net asset value, end of period	$33.44	$35.44	$29.95	$24.10	$46.86	$49.05
Total return[3]	(5.64)%	18.84%	24.27%	(38.41)%	15.17%	14.15%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.14%	1.17%	1.17%	1.18%	1.13%
Net expenses	1.03%	1.04%	1.04%	1.04%	1.04%	1.04%
Net investment income	0.17%	0.13%	0.51%	0.49%	0.73%	0.48%
Supplemental data
Portfolio turnover rate	31%	42%	55%	73%	56%	39%
Net assets, end of period (000’s omitted)	$360,968	$190,054	$124,175	$97,243	$151,776	$167,560

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Opportunity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$35.45	$33.36
Net investment income	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(2.17)	2.07

Total from investment operations	(1.93)	2.09
Net asset value, end of period	$33.52	$35.45
Total return[3]	(5.44)%	6.26%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.81%
Net expenses	0.78%	0.81%
Net investment income	0.61%	0.36%
Supplemental data
Portfolio turnover rate	31%	42%
Net assets, end of period (000’s omitted)	$14,027	$11

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Opportunity Fund	23

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Investor Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$34.82	$29.44	$23.76	$46.28	$48.54	$47.29
Net investment income (loss)	(0.07)	(0.05)[2]	0.05 [2]	0.06 [2]	0.23 [2]	0.09
Net realized and unrealized gains (losses) on investments	(1.99)	5.49	5.63	(15.48)	6.04	6.09

Total from investment operations	(2.06)	5.44	5.68	(15.42)	6.27	6.18
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	(0.46)	(0.09)	0.00
Net realized gains	0.00	0.00	0.00	(6.47)	(8.44)	(4.93)
Tax basis return of capital	0.00	0.00	0.00	(0.17)	0.00	0.00

Total distributions to shareholders	0.00	(0.06)	0.00	(7.10)	(8.53)	(4.93)
Net asset value, end of period	$32.76	$34.82	$29.44	$23.76	$46.28	$48.54
Total return[3]	(5.92)%	18.48%	23.91%	(38.60)%	14.81%	13.81%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.41%	1.46%	1.49%	1.53%	1.47%
Net expenses	1.32%	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss)	(0.15)%	(0.17)%	0.21%	0.17%	0.50%	0.18%
Supplemental data
Portfolio turnover rate	31%	42%	55%	73%	56%	39%
Net assets, end of period (000’s omitted)	$941,172	$1,115,250	$1,030,766	$895,916	$1,721,922	$1,834,134

1.	For the eleven months ended September 20, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Opportunity Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized

Notes to Financial Statements	Wells Fargo Advantage Opportunity Fund	25

gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

26	Wells Fargo Advantage Opportunity Fund	Notes to Financial Statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$1,336,673	$(41,281)	$(1,295,392)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $8,304,841 expiring in 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements	Wells Fargo Advantage Opportunity Fund	27
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,727,034,962	$0	$0	$1,727,034,962
Other	0	0	6,779,997	6,779,997
Short-term investments
Investment companies	43,828,282	179,028,810	0	222,857,092
	$1,770,863,244	$179,028,810	$6,779,997	$1,956,672,051

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of September 30, 2010	$6,143,013
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	625,377
Purchases	0
Sales	(2,250,266)
Transfers into Level 3	0
Transfers out of Level 3	0
Transfers into Level 3 from acquisition	2,261,873
Balance as of September 30, 2011	$6,779,997
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(462,626)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

28	Wells Fargo Advantage Opportunity Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended September 30, 2011 Wells Fargo Funds Distributor, LLC received $634 from the sale of Class A shares and $703 and $1,760 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $462,782,513 and $579,763,759, respectively.

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Core Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Core Equity Fund received Class A, Class B, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Core Equity Fund for 19,621,184 shares of the Fund valued at $670,318,279 at an exchange ratio of 0.53, 0.47, 0.47, 0.52, and 0.52 for Class A, Class B, Class C, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Core Equity Fund with a fair value of $666,385,431 identified cost of $756,097,944 and unrealized losses of $89,712,513 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Core Equity Fund and the Fund immediately prior to the acquisition were $670,318,279 and $1,218,175,749, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,888,494,028. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Core Equity Fund was carried

Notes to Financial Statements	Wells Fargo Advantage Opportunity Fund	29

forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2011 would have been:

Net investment income	$1,341,554
Net realized and unrealized losses on investments	$(2,878,219)
Net decrease in net assets resulting from operations	$(1,536,665)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Core Equity Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011 the Fund paid $2,882 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid for the years ended September 30, 2011 and October 31, 2009. The tax character of distributions paid was $2,563,241 of ordinary income for the eleven months ended September 30, 2010.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$(28,250,465)	$(8,304,841)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or

30	Wells Fargo Advantage Opportunity Fund	Notes to Financial Statements

honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Opportunity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Opportunity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Opportunity Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

32	Wells Fargo Advantage Opportunity Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Opportunity Fund	33

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

34	Wells Fargo Advantage Opportunity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Opportunity Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205629 11-11 A232/AR23218 9-11

Wells Fargo Advantage

Small/Mid Cap Core Fund

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small/Mid Cap Core Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Core Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only 0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders	Wells Fargo Advantage Small/Mid Cap Core Fund	3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by Standard & Poor’s.

4	Wells Fargo Advantage Small/Mid Cap Core Fund	Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap Index®2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small/Mid Cap Core Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Golden Capital Management, LLC

PORTFOLIO MANAGER

John R. Campbell, CFA

FUND INCEPTION

December 17, 2007

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011

Class A (Excluding Sales Charges)

(2.33)%

  Russell 2500TM
Index[1]

(2.22)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.40% for Class A. The Fund’s gross and net expense ratios are 2.48% and 1.40%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Small/Mid Cap Core Fund Class A shares for the life of the Fund with the Russell 2500 Index.
The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Small/Mid Cap Core Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell 2500 Index, for the 12-month period that ended
September 30, 2011.

■

  Strong stock selections within the industrials, consumer discretionary, and information technology (IT) sectors were the largest contributors to the
Fund’s relative performance.

■

  Unfavorable stock selection within the energy, financials, and health care sectors detracted from the Fund’s performance.

■

We believe that uncertainty about the economic outlook will present opportunities for disciplined stock picking.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30,
2011)

Polypore International Incorporated

3.71%

InterDigital Incorporated

3.29%

Digital Reality Trust Incorporated

3.11%

IAC InterActive Corporation

2.96%

Domino’s Pizza Incorporated

2.75%

Wolverine World Wide Incorporated

2.74%

Family Dollar Stores Incorporated

2.41%

Alliant Energy Corporation

2.37%

Financial Engines Incorporated

2.32%

BMC Software Incorporated

2.27%

The stock market generally moved in tandem with the overall economy during the period.

During the winter of 2010 and the spring of 2011, the stock market was able to work its way upward against the backdrop of a generally improving economy, with the help of monetary stimulus through the Federal Reserve’s second round of quantitative easing (QE2). Measures of industrial production, retail sales, and employment generally showed modest improvement. However, by the summer of 2011, a number of strains began to appear. The economy began to stall at the same time that QE2 was ending; the U.S. had its government debt downgraded by Standard & Poor’s; and concerns about European sovereign debt and its potential deleterious effects on the banking system began to resurface. As a result, market volatility increased and investors began to sell stocks and other higher-risk assets.

Strong performance in
a number of the Fund’s cyclical stocks contributed to the Fund’s performance.

Stock selection was strongest in the industrials,
consumer discretionary, and IT sectors. Within industrials, two of the strongest performers included Polypore International Incorporated, a manufacturer of membranes used in batteries, which benefited from high demand for portable electronic devices and a recovery in the automotive market; and Bucyrus International Incorporated, a manufacturer of equipment for the mining industry, which was acquired by Caterpillar Incorporated. Our top-performing holding within the consumer discretionary sector was Domino’s Pizza Incorporated, where improved product quality has driven better-than-expected sales and earnings.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small/Mid Cap Core Fund

7

Stock selection was weakest in the energy, financials, and health care sectors. During the latter part of the period, fears of a global recession led to a steep decline in oil and natural gas prices as well as worries about possible future declines. Our holdings in energy service companies, such as Patterson-UTI Energy Incorporated, as well as exploration and production companies, such as Cimarex Energy Company and Whiting Petroleum Corporation, were particularly hard-hit. Sabra Health Care REIT Incorporated, which owns nursing home and assisted living facilities, became one of our weaker-performing stocks after an announced double-digit cut in the reimbursement rate for Sabra’s skilled nursing facility tenants.

The cumulative effect of
the Fund’s sector positioning was modest but positive. Underweight positions in consumer staples and utilities, traditionally defensive sectors that were the two best-performing sectors in the index for the period, detracted from relative performance. Our underweight to financials, industrials, and materials helped boost relative returns.

SECTOR DISTRIBUTION[4] (AS OF SEPTEMBER 30,
2011)

Macroeconomic themes and policy responses by fiscal authorities will likely dominate the near-term outlook.

Considering investors’ current heightened state of anxiety, we may be witnessing a textbook example of the
“recency effect.” With the 2008 financial crisis fresh in our memories, investors are looking for parallels between now and then. It is easy to imagine Greek, Portuguese, and Italian sovereign debt playing the role of subprime mortgage debt and a large European bank playing the role of Lehman Brothers. In our view, while we see similarities between the current period and 2008, it is probably an oversimplification to expect a replay of previous events.

The difficult reality for equity
investors is that we are in need of a positive catalyst to break the cycle of negative sentiment and uncertainty that is leading to caution and inactivity on the part of consumers and businesses. Some potential candidates to ignite the “animal spirits” in the marketplace include decisive action by European policymakers to recapitalize the banking system with the goal of preventing a cascading financial crisis and by the U.S. Congress to make meaningful plans for deficit reduction, which would be helpful in putting the budget on a sustainable path, as well as evidence that companies are able to survive the slow growth/recessionary environment by continuing to report good earnings. If more than one of these catalysts materializes, then the equity markets at their current valuations may present a significant buying opportunity. Of course, with the ever-present risk of policy missteps, volatility will likely remain elevated. We therefore believe a disciplined approach to stock picking is as important as ever. We will do our best to use the market volatility to invest in fundamentally sound companies at reasonable prices.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Small/Mid Cap Core Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

Life of Fund

6 Months*

1 Year

Life of Fund

Gross

Net[7]

Class A (ECOAX)

12/17/2007

(27.47
)

(7.94
)

(7.66
)

(23.06
)

(2.33
)

(6.21
)

2.48%

1.40%

Class C (ECOCX)

12/17/2007

(24.45
)

(4.17
)

(6.86
)

(23.45
)

(3.17
)

(6.86
)

3.23%

2.15%

Administrator Class (ECOIX)

12/17/2007

(23.05
)

(2.16
)

(5.98
)

2.32%

1.15%

Institutional Class (ECONX)

07/30/2010

(22.93
)

(2.00
)

(5.91
)

2.05%

0.95%

Russell 2500 Index

(21.68
)

(2.22
)

(1.57
)

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site
– www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A
shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and
Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in
response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the
Fund’s predecessor, Evergreen Golden Core Opportunities Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Small/Mid Cap Core Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 04-01-2011

Ending Account Value 09-30-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
769.38

$
6.21

1.40
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.05

$
7.08

1.40
%

Class C

Actual

$
1,000.00

$
765.53

$
9.52

2.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.29

$
10.86

2.15
%

Administrator Class

Actual

$
1,000.00

$
769.46

$
5.10

1.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.30

$
5.82

1.15
%

Institutional Class

Actual

$
1,000.00

$
770.65

$
4.22

0.95
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.31

$
4.81

0.95
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Small/Mid Cap Core Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Common Stocks: 98.96%

Consumer Discretionary: 11.44%

Hotels, Restaurants & Leisure: 2.75%

Domino’s Pizza Incorporated†

25,966

$
707,574

Multiline Retail: 4.23%

Big Lots Incorporated†«

13,476

469,369

Family Dollar Stores Incorporated

12,164

618,661

1,088,030

Specialty Retail: 1.71%

Sotheby’s Holdings Incorporated

15,960

440,017

Textiles, Apparel & Luxury Goods: 2.75%

Wolverine World Wide Incorporated«

21,207

705,133

Consumer Staples: 2.18%

Food Products: 2.18%

Fresh del Monte Produce Incorporated«

24,193

561,278

Energy: 8.51%

Energy Equipment & Services: 5.65%

Core Laboratories NV

5,817

522,541

Helmerich & Payne Incorporated

13,003

527,922

Patterson-UTI Energy Incorporated

23,251

403,167

1,453,630

Oil, Gas & Consumable Fuels: 2.86%

Cimarex Energy Company

6,503

362,217

Whiting Petroleum Corporation†«

10,600

371,848

734,065

Financials: 20.01%

Capital Markets: 4.02%

Financial Engines Incorporated†«

32,958

596,869

Raymond James Financial Incorporated«

16,875

438,075

1,034,944

Commercial Banks: 1.67%

Commerce Bancshares Incorporated«

12,383

430,309

Diversified Financial Services: 2.14%

NASDAQ OMX Group Incorporated†

23,758

549,760

Insurance: 4.05%

American Financial Group Incorporated

18,492

574,546

HCC Insurance Holdings Incorporated

17,219

465,774

1,040,320

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Small/Mid Cap Core Fund

11

Security Name

Shares

Value

Real Estate Management & Development: 1.45%

CB Richard Ellis Group Incorporated Class A

27,758

$
373,623

REIT: 4.52%

Digital Realty Trust Incorporated«

14,486

799,048

Sabra Health Care REIT Incorporated

38,033

362,835

1,161,883

Thrifts & Mortgage Finance: 2.16%

Ocwen Financial Corporation†

42,075

555,811

Health Care: 14.04%

Biotechnology: 1.48%

Momenta Pharmaceuticals Incorporated†

33,129

380,984

Health Care Providers & Services: 8.52%

AmerisourceBergen Corporation«

15,273

569,225

AmSurg Corporation†«

24,440

549,900

Laboratory Corporation of America Holdings†«

6,872

543,232

Magellan Health Services Incorporated†

10,955

529,127

2,191,484

Pharmaceuticals: 4.04%

Endo Pharmaceuticals Holdings Incorporated†«

16,448

460,380

Medicines Company†

38,849

578,073

1,038,453

Industrials: 14.34%

Air Freight & Logistics: 1.33%

Atlas Air Worldwide Holdings Incorporated†«

10,305

343,053

Commercial Services & Supplies: 1.64%

Brink’s Company«

18,094

421,771

Electrical Equipment: 3.71%

Polypore International Incorporated†«

16,890

954,623

Machinery: 5.97%

AGCO Corporation†

13,815

477,585

Nordson Corporation«

12,281

488,047

Pall Corporation

13,418

568,923

1,534,555

Professional Services: 1.69%

Dolan Media Company†«

48,289

434,118

Information Technology: 17.53%

Communications Equipment: 5.09%

Cogo Group Incorporated†«

41,836

89,111

Harris Corporation«

10,916

373,000

InterDigital Incorporated«

18,172

846,452

1,308,563

12

Wells Fargo Advantage Small/Mid Cap Core Fund

Portfolio of Investments—September 30, 2011

Security Name

Shares

Value

Electronic Equipment, Instruments & Components: 1.76%

Vishay Intertechnology Incorporated†«

54,161

$
452,786

Internet Software & Services: 2.96%

IAC InterActive Corporation†

19,250

761,338

Semiconductors & Semiconductor Equipment: 1.89%

Novellus Systems Incorporated†«

17,831

486,073

Software: 5.83%

BMC Software Incorporated†

15,127

583,297

TeleNav Incorporated†«

39,470

350,099

TIBCO Software Incorporated†«

25,325

567,027

1,500,423

Materials: 5.50%

Chemicals: 3.58%

Albemarle Corporation

9,319

376,488

FMC Corporation

7,862

543,736

920,224

Metals & Mining: 1.92%

Coeur D’alene Mines Corporation†

23,095

495,157

Utilities: 5.41%

Electric Utilities: 2.37%

Alliant Energy Corporation

15,773

610,100

Gas Utilities: 3.04%

Energen Corporation

7,478

305,775

National Fuel Gas Company«

9,751

474,679

780,454

Total Common Stocks (Cost $25,341,335)

25,450,536

Yield

Short-Term Investments: 34.41%

Investment Companies: 34.41%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.06
%

469,159

469,159

Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)

0.20

8,380,350

8,380,350

Total Short-Term Investments (Cost $8,849,509)

8,849,509

Total Investments in Securities

(Cost $34,190,844)*

133.37
%

34,300,045

Other Assets and Liabilities, Net

(33.37
)

(8,582,314
)

Total Net Assets

100.00
%

$
25,717,731

Portfolio of Investments—September 30, 2011

Wells Fargo Advantage Small/Mid Cap Core Fund

13

†
Non-income earning security.

«
All or a portion of this security is on loan.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(v)
Security represents investment of cash collateral received from securities on loan.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $ 34,216,541 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
3,317,219

Gross unrealized depreciation

(3,233,715
)

Net unrealized appreciation

$
83,504

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Small/Mid Cap Core Fund

Statement of Assets and Liabilities—September 30, 2011

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
25,450,536

In affiliated securities, at value

8,849,509

Total investments, at value (see cost below)

34,300,045

Receivable for investments sold

2,777,849

Receivable for Fund shares sold

18,570

Receivable for dividends

15,884

Receivable for securities lending income

1,264

Prepaid expenses and other assets

25,766

Total assets

37,139,378

Liabilities

Payable for investments purchased

2,888,236

Payable for Fund shares redeemed

68,867

Payable upon receipt of securities loaned

8,380,350

Advisory fee payable

9,472

Distribution fees payable

2,660

Due to other related parties

6,932

Accrued expenses and other liabilities

65,130

Total liabilities

11,421,647

Total net assets

$
25,717,731

NET ASSETS CONSIST OF

Paid-in capital

$
49,005,247

Overdistributed net investment loss

(6,071
)

Accumulated net realized losses on investments

(23,390,646
)

Net unrealized gains on investments

109,201

Total net assets

$
25,717,731

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
14,956,609

Shares outstanding – Class A

1,908,684

Net asset value per share – Class A

$7.84

  Maximum offering price per share – Class
A2

$8.32

Net assets – Class C

$
3,556,879

Shares outstanding – Class C

465,592

Net asset value per share – Class C

$7.64

Net assets – Administrator Class

$
6,646,080

Shares outstanding – Administrator Class

840,094

Net asset value per share – Administrator Class

$7.91

Net assets – Institutional Class

$
558,163

Shares outstanding – Institutional Class

70,430

Net asset value per share – Institutional Class

$7.93

Total investments, at cost

$
34,190,844

Securities on loan, at value

$
7,984,541

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—September 30, 2011	Wells Fargo Advantage Small/Mid Cap Core Fund	15

Investment income
Dividends*	$295,058
Income from affiliated securities	710
Securities lending income, net	13,504

Total investment income	309,272

Expenses
Advisory fee	239,839
Administration fees
Fund level	15,989
Class A	49,570
Class C	11,496
Administrator Class	8,311
Institutional Class	145
Shareholder servicing fees
Class A	47,160
Class C	11,054
Administrator Class	19,297
Distribution fees
Class C	33,162
Custody and accounting fees	3,560
Professional fees	23,713
Registration fees	28,766
Shareholder report expenses	34,253
Trustees’ fees and expenses	12,232
Other fees and expenses	23,943

Total expenses	562,490
Less: Fee waivers and/or expense reimbursements	(103,567)

Net expenses	458,923

Net investment loss	(149,651)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,272,674
Net change in unrealized gains (losses) on investments	(2,829,350)

Net realized and unrealized gains (losses) on investments	(556,676)

Net decrease in net assets resulting from operations	$(706,327)

* Net of foreign dividend withholding taxes of	$230

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Core Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010¹		Year Ended July 31, 2010²

Operations
Net investment income (loss)		$(149,651)		$13,089			$(26,966)
Net realized gains on investments		2,272,674		555,062			416,412
Net change in unrealized gains (losses) on investments		(2,829,350)		1,187,955			4,706,183

Net increase (decrease) in net assets resulting from operations		(706,327)		1,756,106			5,095,629

Distributions to shareholders from
Net investment income
Class A		(7,704)		0			0
Administrator Class		(5,516)		0			0	[5]
Institutional Class		(12)		0			0	[4]

Total distributions to shareholders		(13,232)		0			0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	224,431	2,106,290	42,068	326,324	494,433		3,566,257
Class B	NA	NA	NA	NA	958	³	7,457	³
Class C	216,480	2,027,495	3,174	24,904	11,761		80,184
Administrator Class	390,700	3,589,824	8,391	64,683	54,417	[5]	391,819	[5]
Institutional Class	69,106	680,000	0	0	1,323	[4]	10,000	[4]

		8,403,609		415,911			4,055,717

Reinvestment of distributions
Class A	803	7,289	0	0	0		0
Administrator Class	532	4,865	0	0	0	[5]	0	[5]
Institutional Class	1	12	0	0	0	[4]	0	[4]

		12,166		0			0

Payment for shares redeemed
Class A	(481,738)	(4,463,681)	(85,978)	(652,659)	(651,717)		(4,595,186)
Class B	NA	NA	NA	NA	(503,188)[3]		(3,546,963)[3]
Class C	(140,564)	(1,224,060)	(16,667)	(122,558)	(177,737)		(1,227,791)
Administrator Class	(346,516)	(3,202,738)	(100,564)	(761,128)	(670,978)[5]		(4,628,352)[5]

		(8,890,479)		(1,536,345)			(13,998,292)

Net decrease in net assets resulting from capital share transactions		(474,704)		(1,120,434)			(9,942,575)

Total increase (decrease) in net assets		(1,194,263)		635,672			(4,846,946)

Net assets
Beginning of period		26,911,994		26,276,322			31,123,268

End of period		$25,717,731		$26,911,994			$26,276,322

Undistributed (overdistributed) net investment income (loss)		$(6,071)		$6,133			$(6,987)

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 are those of Evergreen Golden Core Opportunities Fund.

3.	Class B shares of Evergreen Golden Core Opportunities Fund became Class A shares on July 19, 2010.

4.	Class commenced operations on July 30, 2010.

5.	Class I shares of Evergreen Golden Core Opportunities Fund became Administrator Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small/Mid Cap Core Fund	17

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended July 31,
Class A	2011	2010[1]	2010[2]	2009[2]	2008[2,3]
Net asset value, beginning of period	$8.03	$7.51	$6.30	$9.06	$10.00
Net investment income (loss)	(0.04)	0.00	0.00	0.00	(0.02)
Net realized and unrealized gains (losses) on investments	(0.15)	0.52	1.21	(2.76)	(0.92)

Total from investment operations	(0.19)	0.52	1.21	(2.76)	(0.94)
Distribution to shareholders from
Net investment income	(0.00)[4]	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.84	$8.03	$7.51	$6.30	$9.06
Total return[5]	(2.33)%	6.92%	19.21%	(30.46)%	(9.40)%
Ratios to average net assets (annualized)
Gross expenses	1.72%	2.48%	2.31%	2.35%	5.15%
Net expenses	1.40%	1.40%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.43)%	0.33%	(0.01)%	(0.07)%	(0.44)%
Supplemental data
Portfolio turnover rate	48%	17%	23%	230%	23%
Net assets, end of period (000’s omitted)	$14,957	$17,392	$16,583	$14,915	$563

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Golden Core Opportunities Fund.

3.	For the period from December 17, 2007 (commenced of class operations) to July 31, 2008.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended July 31,
Class C	2011	2010[1]	2010[2]	2009[2]	2008[2,3]
Net asset value, beginning of period	$7.89	$7.38	$6.24	$9.04	$10.00
Net investment loss	(0.09)	(0.01)	(0.08)	(0.05)[4]	(0.07)
Net realized and unrealized gains (losses) on investments	(0.16)	0.52	1.22	(2.75)	(0.89)

Total from investment operations	(0.25)	0.51	1.14	(2.80)	(0.96)
Net asset value, end of period	$7.64	$7.89	$7.38	$6.24	$9.04
Total return[5]	(3.17)%	6.91%	18.27%	(30.97)%	(9.60)%
Ratios to average net assets (annualized)
Gross expenses	2.43%	3.23%	3.06%	3.10%	5.90%
Net expenses	2.15%	2.15%	2.25%	2.25%	2.25%
Net investment loss	(1.18)%	(0.42)%	(0.76)%	(0.80)%	(1.18)%
Supplemental data
Portfolio turnover rate	48%	17%	23%	230%	23%
Net assets, end of period (000’s omitted)	$3,557	$3,074	$2,976	$3,553	$477

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Golden Core Opportunities Fund.

3.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

4.	Calculated based upon average shares outstanding.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small/Mid Cap Core Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended July 31,
Administrator Class	2011	2010[1]	2010[2]	2009[2]	2008[2,3]
Net asset value, beginning of period	$8.09	$7.56	$6.33	$9.07	$10.00
Net investment income (loss)	(0.02)	0.01	0.04	0.00	(0.01)
Net realized and unrealized gains (losses) on investments	(0.15)	0.52	1.19	(2.74)	(0.92)

Total from investment operations	(0.17)	0.53	1.23	(2.74)	(0.93)
Distribution to shareholders from
Net investment income	(0.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.91	$8.09	$7.56	$6.33	$9.07
Total return[4]	(2.16)%	7.01%	19.43%	(30.21)%	(9.30)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	2.32%	2.06%	2.10%	4.90%
Net expenses	1.15%	1.15%	1.24%	1.25%	1.25%
Net investment income (loss)	(0.18)%	0.57%	0.26%	0.22%	(0.18)%
Supplemental data
Portfolio turnover rate	48%	17%	23%	230%	23%
Net assets, end of period (000’s omitted)	$6,646	$6,435	$6,708	$9,521	$3,221

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Golden Core Opportunities Fund.

3.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended July 31, 2010[2]
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$8.10	$7.56	$7.56
Net investment income	0.00 [3]	0.01	0.00 [4]
Net realized and unrealized gains (losses) on investments	(0.16)	0.53	0.00

Total from investment operations	(0.16)	0.54	0.00 [4]
Distribution to shareholders from
Net investment income	(0.01)	0.00	0.00
Net asset value, end of period	$7.93	$8.10	$7.56
Total return[5]	(2.00)%	7.14%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.13%	2.05%	0.00%
Net expenses	0.95%	0.95%	0.00%
Net investment income	0.32%	0.78%	0.00%
Supplemental data
Portfolio turnover rate	48%	17%	23%
Net assets, end of period (000’s omitted)	$558	$11	$10

1.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Core Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small/Mid Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

22	Wells Fargo Advantage Small/Mid Cap Core Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$150,679	$(5,823)	$(144,856)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $23,364,948 with $10,783,608 expiring in 2016 and $12,581,340 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Core Fund	23

based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$25,450,536	$0	$0	$25,450,536
Short-term investments
Investment companies	469,159	8,380,350	0	8,849,509
Total	$25,919,695	$8,380,350	$0	$34,300,045

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Golden Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

24	Wells Fargo Advantage Small/Mid Cap Core Fund	Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $2,336 from the sale of Class A shares and $320 and $460 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $15,055,962 and $15,751,782, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $62 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under this agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $13,232 of ordinary income for the year ended September 30, 2011. For the two months ended September 30, 2010 and the year ended July 31, 2010, the Fund did not have any distributions.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$83,504	$(23,364,948)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Core Fund	25

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

26	Wells Fargo Advantage Small/Mid Cap Core Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Core Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $13,198 of income dividends paid during the fiscal year ended September 30, 2011, has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $18 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Small/Mid Cap Core Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Small/Mid Cap Core Fund	29

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

30	Wells Fargo Advantage Small/Mid Cap Core Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205630 11-11 A233/AR233 9-11

Wells Fargo Advantage

Special Mid Cap Value Fund

Annual Report

September 30, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

While most economists do not believe that the U.S. will slide back into recession in the coming months, many have considerably ratcheted down their economic growth forecasts for 2011 and beyond.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Special Mid Cap Value Fund for the 12-month period that ended September 30, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes either posted small gains or suffered relatively mild losses. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued but lost momentum in 2011.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was lackluster compared with most previous recovery cycles.

The fourth quarter of 2010 was characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. Most notably, it was reported in July that U.S. gross domestic product (GDP) grew at annual rates of only 0.4% and 1.0%, respectively, in the first and second quarters of 2011. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

By the end of the period, the consensus opinion that the recovery would swiftly reaccelerate in the second half of 2011 and into 2012 had been replaced by a more guarded outlook. While most economists do not believe that the U.S. will slide back into recession in the coming months, many have ratcheted down their economic growth forecasts for 2011 and beyond.

Persistent weakness in jobs and housing slowed economic growth.

The beleaguered labor and housing markets continued to exert a significant drag on economic momentum during the 12-month period. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has added jobs, the pace of hiring has not been nearly brisk enough to produce a meaningful drop in the unemployment rate, which stood at 9.1% as of September 2011—down from 9.6% a year earlier, but still well above its historical average. The housing market has arguably been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing activity are widely viewed as keys to long-term economic growth, the persistent weakness in both areas bears close watching in the period ahead.

Letter to Shareholders	Wells Fargo Advantage Special Mid Cap Value Fund	3

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Although the economic malaise has sapped consumer confidence, many consumers—especially higher-end ones—have demonstrated some resilience in their spending. Lower energy prices toward the end of the period—one of the few economic bright spots—likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

Much of the period was marked by concerns about broader inflation, but by the third quarter of 2011, those concerns had largely dissipated in the face of mounting evidence that the economy had entered a soft patch. “Core” inflation—which excludes volatile energy and food prices—remained fairly benign by historical standards throughout the period.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Fed established a timetable for its commitment to keeping rates low. Following that meeting, the Federal Open Market Committee issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

As part of its effort to stimulate economic growth, the Fed launched a second round of quantitative easing (QE2)—a $600 billion Treasury asset purchase plan—in November 2010. The program was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. However, unlike the response to QE2, investors’ reaction to Operation Twist was decidedly muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped fuel the equity market’s rally during the fourth quarter of 2010. Some upbeat economic data, better-than-expected corporate earnings, the mid-term congressional elections, and the extension of the Bush tax cuts also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and geopolitical turmoil in North Africa and the Middle East.

In May and June, however, the market climate began to shift to one of fear and uncertainty over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be headed for recession, but also that Europe’s sovereign debt crisis might spiral out of control if a possible Greek default triggered widespread financial contagion across the continent. In July and August, investor sentiment was further damaged by the partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating for long-term debt by Standard & Poor’s.

4	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to Shareholders

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. However, the market’s strong advance from October 2010 through April 2011 enabled the S&P 500 Index1 of large-cap stocks to finish the full 12-month period with a positive total return (1.1%). The Russell Midcap® Index2 (-0.9%) and the Russell 2000® Index3 of small-cap stocks (-3.5%) both lost ground on a total return basis.

Recent events have not altered our message to shareholders.

The recent turmoil in the equity market has left many investors questioning their resolve—and their investments. However, we believe that it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008–2009 missed out on the impressive two-year rebound that followed. The lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

FUND INCEPTION

December 31, 1998

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	(2.82)%
Russell Midcap® Value Index[1]	(2.36)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.25% for Class A. The Fund’s gross and net expense ratios are 1.32% and 1.26%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Special Mid Cap Value Fund Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Special Mid Cap Value Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2011.

■

The Fund’s underperformance was driven by our underweight to the utilities sector, which outperformed, and adverse stock performance within the energy sector. Partially offsetting that was solid stock selection in the financials sector, which was one of the worst-performing sectors within the index for the period.

■	Our investment process is based upon evaluating companies based on their relative risk and return profiles, a process that we believe has proven itself over time. We remain confident in our strategy.

The focus on macroeconomic-related data points continued to be the key driver of market activity during the period, with increased focus on debt levels in Europe and the United States.

In last year’s letter we wrote, “While there is never a time horizon in which an investor can completely ignore broad economic trends, in our view there has rarely been a time when macroeconomic concerns have had a greater effect on the market than has been the case over the past couple of years.” At the risk of sounding redundant, we reiterate the sentiment. The new twist over the past 12 months has been an increased focus on the sovereign debt crisis in Europe, with the United States following closely behind.

One of the effects of the heightened macroeconomic focus has been increased correlation among stocks—stocks trade similarly to each other without much differentiation in the magnitude of the price change. In high-correlation markets like those we’ve recently experienced, it becomes difficult for stock pickers such as ourselves to add value in the short run through individual stock selection. On the positive side, we are able to take advantage of the market volatility to build positions at what we believe are attractive prices—something that we have done a lot of recently and should benefit us in the long run.

Performance Highlights (Unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	7

TEN LARGEST EQUITY HOLDINGS[3] (AS OF SEPTEMBER 30, 2011)
Sysco Corporation	2.73%
CA Incorporated	2.55%
Emcor Group Incorporated	2.46%
Raytheon Company	2.43%
Allstate Corporation	2.42%
Tyco International Limited	2.37%
Best Buy Company Incorporated	2.33%
Omnicare Incorporated	2.22%
Lear Corporation	2.03%
Mohawk Industries Incorporated	2.00%

As investors, we are aware of the direction and the health of the economy, but macroeconomic concerns do not drive our stock selection process. We continue to focus on our well-defined, repeatable process of evaluating individual companies to determine our estimates of their intrinsic value. We then endeavor to purchase those companies at significant discounts to that estimated value. This process resulted in an underweight to the consumer staples, financials, and utilities sectors and an overweight to the industrials, health care, and information technology (IT) sectors. During the period, we decreased our relative weight in consumer staples and trimmed our overweight in IT as we took profits in stocks that approached our target prices. We allocated the proceeds from stock sales to the energy sector, moving to an equal weight with the index, and the industrials sector, increasing our overweight position.

Challenging stock performance in the energy sector and a lack of exposure to utilities was partially offset by strong stock selection in the financials sector.

Weak stock selection within the energy sector detracted from relative performance. After conflicts in North Africa and the Middle East led to significantly higher oil prices earlier in the period, energy stocks fell sharply on fears of a global recession later in the period. Nabors Industries Limited, a land drilling and pressure pumping contractor serving both natural gas and oil producers, was a notable contributor for most of the year. In the last quarter of the reporting period, the stock declined over concerns about demand for Nabors’ services in light of potential further decreases in the price of gas and oil. We continue to hold a position in Nabors because we think the stock price undervalues the company’s earnings power.

Our lack of exposure to the utilities sector during a period when utilities outperformed also pressured relative results. Utilities, often seen as relatively defensive investments, outperformed the market as investors priced in the possibility of a global slowdown. We decreased our relative exposure to utilities throughout the reporting period and remain significantly underweight this sector as we see better opportunities for capital appreciation elsewhere.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Special Mid Cap Value Fund	Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[4] (AS OF SEPTEMBER 30, 2011)

Strong stock selection within the financials sector aided the Fund’s relative performance. We own CapitalSource Incorporated, a commercial lender that provides small- and medium-sized loans to a variety of end markets. We think the management team has done a terrific job restructuring the company as the lending industry recovers from the depths of the recession. We continue to hold CapitalSource because we think its lending platform, excess capital, and capital deployment options leave the company well positioned.

We remain faithful to our process in this volatile macroeconomic environment because we believe that astute stock selection will eventually be rewarded.

We seek companies that have solid and understandable assets, manageable debt, and credible management teams. We attempt to buy these companies’ stocks at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and risk management focus should continue to serve us well.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	9

AVERAGE ANNUAL TOTAL RETURN5(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFPAX)	07/31/2007	(24.73)	(8.39)	(1.89)	7.34	(20.14)	(2.82)	(0.72)	7.98	1.32%	1.26%
Class C (WFPCX)	07/31/2007	(21.43)	(4.52)	(1.44)	7.27	(20.43)	(3.52)	(1.44)	7.27	2.07%	2.01%
Administrator Class (WFMDX)	04/08/2005					(20.11)	(2.72)	(0.60)	8.07	1.16%	1.15%
Institutional Class (WFMIX)	04/08/2005					(19.98)	(2.46)	(0.35)	8.25	0.89%	0.88%
Investor Class (SMCDX)	12/31/1998					(20.14)	(2.88)	(0.77)	7.95	1.39%	1.32%
Russell Midcap Value Index						(19.02)	(2.36)	(0.84)	7.54

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A, Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class C, 1.14% for Administrator Class, 0.87% for Institutional Class and 1.31% for Investor Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Special Mid Cap Value Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$798.57	$5.64	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$795.66	$9.00	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$798.94	$5.10	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Institutional Class
Actual	$1,000.00	$800.18	$3.88	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36	0.86%
Investor Class
Actual	$1,000.00	$798.58	$5.91	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Special Mid Cap Value Fund	11

Security Name	Shares	Value

Common Stocks: 94.32%

Consumer Discretionary: 13.06%

Auto Components: 3.85%
Johnson Controls Incorporated«	355,600	$9,377,172
Lear Corporation	243,400	10,441,860

		19,819,032

Diversified Consumer Services: 0.52%
Hillenbrand Incorporated	144,422	2,657,365

Hotels, Restaurants & Leisure: 1.04%
WMS Industries Incorporated†	304,100	5,349,119

Household Durables: 4.32%
D.R. Horton Incorporated«	250,391	2,263,535
Mohawk Industries Incorporated†	239,271	10,267,119
Stanley Black & Decker Incorporated	147,500	7,242,250
Toll Brothers Incorporated†	169,600	2,447,328

		22,220,232

Specialty Retail: 3.33%
Best Buy Company Incorporated«	515,300	12,006,490
Guess Incorporated	88,500	2,521,365
Rent-A-Center Incorporated«	94,521	2,594,601

		17,122,456

Consumer Staples: 4.09%

Food & Staples Retailing: 4.09%
Kroger Company	316,904	6,959,212
Sysco Corporation«	542,800	14,058,520

		21,017,732

Energy: 6.71%

Energy Equipment & Services: 2.59%
Ensco International plc ADR	164,066	6,633,188
Nabors Industries Limited†	546,904	6,705,043

		13,338,231

Oil, Gas & Consumable Fuels: 4.12%
Cimarex Energy Company	152,210	8,478,097
Comstock Resources Incorporated«†	187,119	2,892,860
Southwestern Energy Company«†	293,900	9,795,687

		21,166,644

Financials: 19.60%

Capital Markets: 1.62%
Northern Trust Corporation	239,000	8,360,220

12	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of Investments—September 30, 2011

Security Name	Shares	Value

Commercial Banks: 3.54%
BOK Financial Corporation«	69,800	$3,272,922
CapitalSource Incorporated	1,351,891	8,300,611
UMB Financial Corporation«	207,280	6,649,542

		18,223,075

Insurance: 12.92%
Allstate Corporation	526,000	12,460,940
Arch Capital Group Limited†	309,000	10,096,575
Brown & Brown Incorporated	258,903	4,608,473
Everest Reinsurance Group Limited	60,700	4,818,366
Fidelity National Title Group Incorporated«	356,347	5,409,347
Stewart Information Services Corporation	561,000	4,959,240
Validus Holdings Limited	319,769	7,968,643
W.R. Berkley Corporation«	327,900	9,735,351
Willis Group Holdings	185,300	6,368,761

		66,425,696

Thrifts & Mortgage Finance: 1.52%
People’s United Financial Incorporated	684,640	7,804,896

Health Care: 11.04%

Health Care Equipment & Supplies: 1.15%
CareFusion Corporation†	246,200	5,896,490

Health Care Providers & Services: 8.67%
DaVita Incorporated†	128,300	8,040,561
McKesson Corporation	102,800	7,473,560
Omnicare Incorporated«	448,555	11,406,754
Patterson Companies Incorporated	299,400	8,571,822
Quest Diagnostics Incorporated«	184,500	9,106,920

		44,599,617

Life Sciences Tools & Services: 1.22%
Pharmaceutical Product Development Incorporated	245,396	6,296,861

Industrials: 17.22%

Aerospace & Defense: 4.41%
ITT Corporation	241,297	10,134,474
Raytheon Company	306,400	12,522,568

		22,657,042

Building Products: 0.95%
Quanex Building Products Corporation	444,730	4,869,794

Commercial Services & Supplies: 0.97%
Avery Dennison Corporation	83,700	2,099,196
Quad Graphics Incorporated«	159,873	2,888,905

		4,988,101

Construction & Engineering: 2.46%
Emcor Group Incorporated«	622,528	12,655,994

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Special Mid Cap Value Fund	13

Security Name	Shares	Value

Electrical Equipment: 1.98%
GrafTech International Limited†	266,200	$3,380,740
Regal-Beloit Corporation	150,000	6,807,000

		10,187,740

Industrial Conglomerates: 2.37%
Tyco International Limited	298,600	12,167,950

Machinery: 2.22%
Ingersoll-Rand plc«	260,800	7,325,872
Oshkosh Corporation«†	261,600	4,117,584

		11,443,456

Professional Services: 0.53%
Manpower Incorporated	81,200	2,729,944

Transportation Infrastructure: 1.33%
Macquarie Infrastucture Company LLC	304,797	6,839,645

Information Technology: 13.95%

Communications Equipment: 0.67%
Riverbed Technology Incorporated†	171,900	3,431,124

Computers & Peripherals: 0.95%
Imation Corporation†	209,314	1,530,085
SanDisk Corporation«†	83,400	3,365,190

		4,895,275

Electronic Equipment, Instruments & Components: 2.87%
Agilent Technologies Incorporated†	95,400	2,981,250
Ingram Micro Incorporated Class A†	571,593	9,219,795
Vishay Intertechnology Incorporated†	308,800	2,581,568

		14,782,613

Internet Software & Services: 1.93%
IAC InterActive Corporation†	250,572	9,910,123

IT Services: 2.35%
Cognizant Technology Solutions Corporation Class A†	48,800	3,059,760
SAIC Incorporated«†	762,100	9,000,401

		12,060,161

Semiconductors & Semiconductor Equipment: 2.63%
ATMI Incorporated†	414,680	6,560,238
ON Semiconductor Corporation†	973,300	6,978,561

		13,538,799

Software: 2.55%
CA Incorporated	676,600	13,132,806

14	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of Investments—September 30, 2011

Security Name		Shares	Value

Materials: 4.32%

Chemicals: 0.36%
Cabot Corporation		73,700	$1,826,286

Containers & Packaging: 1.62%
Silgan Holdings Incorporated		226,683	8,328,333

Metals & Mining: 2.34%
Allegheny Technologies Incorporated«		176,022	6,511,054
Royal Gold Incorporated		20,100	1,287,606
Steel Dynamics Incorporated		429,100	4,256,672

			12,055,332

Utilities: 4.33%

Electric Utilities: 1.65%
Westar Energy Incorporated«		321,665	8,498,389

Multi-Utilities: 2.68%
Ameren Corporation		210,955	6,280,130
Wisconsin Energy Corporation		239,100	7,481,440

			13,761,570

Total Common Stocks (Cost $530,653,356)			485,058,143

Investment Companies: 1.26%
Utilities Select Sector SPDR Fund		192,259	6,467,593

Total Investment Companies (Cost $6,345,566)			6,467,593

		Principal

Other: 0.30%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)		$1,596,796	599,278
VFNC Corporation, Pass-Through Entity, 0.24%(a)(i)(v)144A±		1,853,152	945,107

Total Other (Cost $687,525)			1,544,385

	Yield	Shares
Short-Term Investments: 26.85%

Investment Companies: 26.85%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(u)(l)	0.06%	26,783,859	26,783,859
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.20	111,333,606	111,333,606

Total Short-Term Investments (Cost $138,117,465)			138,117,465

Total Investments in Securities
(Cost $675,803,912)*	122.73%	631,187,586
Other Assets and Liabilities, Net	(22.73)	(116,901,606)

Total Net Assets	100.00%	$514,285,980

Portfolio of Investments—September 30, 2011	Wells Fargo Advantage Special Mid Cap Value Fund	15

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as Illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $678,453,729 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$23,454,495
Gross unrealized depreciation	(70,720,638)

Net unrealized depreciation	$(47,266,143)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Mid Cap Value Fund	Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$493,070,121
In affiliated securities, at value	138,117,465

Total investments, at value (see cost below)	631,187,586
Receivable for investments sold	11,428,610
Receivable for Fund shares sold	346,956
Receivable for dividends	686,190
Receivable for securities lending income	16,266
Prepaid expenses and other assets	39,422

Total assets	643,705,030

Liabilities
Payable for investments purchased	16,093,892
Payable for Fund shares redeemed	673,106
Payable upon receipt of securities loaned	112,021,131
Advisory fee payable	312,240
Distribution fees payable	1,190
Due to other related parties	124,986
Accrued expenses and other liabilities	192,505

Total liabilities	129,419,050

Total net assets	$514,285,980

NET ASSETS CONSIST OF
Paid-in capital	$615,347,579
Undistributed net investment income	165,138
Accumulated net realized losses on investments	(56,610,411)
Net unrealized losses on investments	(44,616,326)

Total net assets	$514,285,980

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$9,850,008
Shares outstanding – Class A	552,112
Net asset value per share – Class A	$17.84
Maximum offering price per share – Class A2	$18.93
Net assets – Class C	$1,714,288
Shares outstanding – Class C	97,428
Net asset value per share – Class C	$17.60
Net assets – Administrator Class	$62,122,362
Shares outstanding – Administrator Class	3,443,640
Net asset value per share – Administrator Class	$18.04
Net assets – Institutional Class	$104,360,111
Shares outstanding – Institutional Class	5,765,650
Net asset value per share – Institutional Class	$18.10
Net assets – Investor Class	$336,239,211
Shares outstanding – Investor Class	18,643,209
Net asset value per share – Investor Class	$18.04

Total investments, at cost	$675,803,912

Securities on loan, at value	$105,913,631

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended September 30, 2011	Wells Fargo Advantage Special Mid Cap Value Fund	17

Investment income
Dividends*	$8,948,700
Income from affiliated securities	37,032
Securities lending income, net	199,035

Total investment income	9,184,767

Expenses
Advisory fee	4,590,881
Administration fees
Fund level	330,755
Class A	30,950
Class C	5,586
Administrator Class	82,622
Institutional Class	114,542
Investor Class	1,391,474
Shareholder servicing fees
Class A	29,760
Class C	5,371
Administrator Class	206,555
Investor Class	1,047,283
Distribution fees
Class C	16,114
Custody and accounting fees	45,440
Professional fees	37,535
Registration fees	91,900
Shareholder report expenses	42,018
Trustees’ fees and expenses	14,830
Other fees and expenses	17,543

Total expenses	8,101,159
Less: Fee waivers and/or expense reimbursements	(219,805)

Net expenses	7,881,354

Net investment income	1,303,413

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	65,371,085
Net change in unrealized gains (losses) on investments	(71,257,180)

Net realized and unrealized gains (losses) on investments	(5,886,095)

Net decrease in net assets resulting from operations	$(4,582,682)

* Net of foreign dividend withholding taxes of	$2,443

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Mid Cap Value Fund	Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]		Year Ended October 31, 2009

Operations
Net investment income		$1,303,413		$9,464,608		$6,422,605
Net realized gains (losses) on investments		65,371,085		47,478,014		(130,134,847)
Net change in unrealized gains (losses) on investments		(71,257,180)		43,463,428		212,968,711

Net increase (decrease) in net assets resulting from operations		(4,582,682)		100,406,050		89,256,469

Distributions to shareholders from
Net investment income
Class A		(152,090)		(84,767)		(36,781)
Class C		(15,966)		(4,509)		(859)
Administrator Class		(1,170,880)		(939,686)		(1,003,586)
Institutional Class		(2,346,840)		(1,769,539)		(1,668,754)
Investor Class		(4,991,023)		(3,176,341)		(3,304,983)

Total distributions to shareholders		(8,676,799)		(5,974,842)		(6,014,963)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	178,082	3,727,338	181,664	3,301,642	597,205	8,029,596
Class C	43,943	939,785	24,376	436,568	41,128	565,484
Administrator Class	1,459,040	30,967,227	838,877	15,377,897	4,905,689	67,888,417
Institutional Class	838,865	17,848,227	764,220	13,773,196	3,478,782	47,136,090
Investor Class	2,996,888	64,191,914	2,633,278	48,286,014	6,633,708	89,200,703

		117,674,491		81,175,317		212,820,290

Reinvestment of distributions
Class A	7,335	149,934	4,883	83,552	2,735	35,664
Class C	624	12,659	186	3,166	59	772
Administrator Class	54,840	1,132,446	53,929	931,351	75,252	988,815
Institutional Class	112,591	2,327,271	101,633	1,757,231	126,052	1,658,842
Investor Class	232,935	4,814,783	177,161	3,064,892	239,492	3,154,113

		8,437,093		5,840,192		5,838,206

Payment for shares redeemed
Class A	(197,628)	(4,122,393)	(164,330)	(2,985,651)	(207,255)	(2,966,516)
Class C	(34,322)	(681,203)	(19,062)	(348,056)	(2,218)	(33,298)
Administrator Class	(2,101,566)	(44,740,100)	(2,749,246)	(49,665,887)	(5,227,215)	(73,308,730)
Institutional Class	(2,077,046)	(44,904,369)	(2,082,318)	(37,896,612)	(3,537,681)	(49,817,618)
Investor Class	(5,043,796)	(106,447,949)	(4,804,678)	(86,769,883)	(11,223,952)	(153,410,054)

		(200,896,014)		(177,666,089)		(279,536,216)

Net asset value of shares issued in acquisition
Class A	0	0	57,878	999,840	0	0
Class C	0	0	37,089	634,742	0	0
Institutional Class	0	0	13,955	244,172	0	0

		0		1,878,754		0

Net decrease in net assets resulting from capital share transactions		(74,784,430)		(88,771,826)		(60,877,720)

Total increase (decrease) in net assets		(88,043,911)		5,659,382		22,363,786

Net assets
Beginning of period		602,329,891		596,670,509		574,306,723

End of period		$514,285,980		$602,329,891		$596,670,509

Undistributed net investment income		$165,138		$8,332,306		$4,763,307

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class A	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$18.60	$15.98	$13.90	$23.12	$22.85
Net investment income	0.03	0.30	0.13 [3]	0.28	0.07 [3]
Net realized and unrealized gains (losses) on investments	(0.52)	2.49	2.14	(7.34)	0.20

Total from investment operations	(0.49)	2.79	2.27	(7.06)	0.27
Distributions to shareholders from
Net investment income	(0.27)	(0.17)	(0.19)	(0.28)	0.00
Net realized gains	0.00	0.00	0.00	(1.88)	0.00

Total distributions to shareholders	(0.27)	(0.17)	(0.19)	(2.16)	0.00
Net asset value, end of period	$17.84	$18.60	$15.98	$13.90	$23.12
Total return[4]	(2.82)%	17.55%	16.67%	(33.17)%	1.18%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.35%	1.35%	1.38%	1.39%
Net expenses	1.25%	1.25%	1.23%	1.25%	1.20%
Net investment income	0.14%	1.80%	0.94%	0.65%	1.17%
Supplemental data
Portfolio turnover rate	78%	84%	106%	158%	113%
Net assets, end of period (000’s omitted)	$9,850	$10,497	$7,738	$1,273	$104

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Class C	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$18.40	$15.85	$13.83	$23.08	$22.85
Net investment income (loss)	(0.13)	0.24	0.02 [3]	0.14	0.05 [3]
Net realized and unrealized gains (losses) on investments	(0.49)	2.41	2.14	(7.31)	0.18

Total from investment operations	(0.62)	2.65	2.16	(7.17)	0.23
Distributions to shareholders from
Net investment income	(0.18)	(0.10)	(0.14)	(0.20)	0.00
Net realized gains	0.00	0.00	0.00	(1.88)	0.00

Total distributions to shareholders	(0.18)	(0.10)	(0.14)	(2.08)	0.00
Net asset value, end of period	$17.60	$18.40	$15.85	$13.83	$23.08
Total return[4]	(3.52)%	16.76%	15.81%	(33.66)%	1.01%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.09%	2.11%	2.01%	2.12%
Net expenses	2.00%	2.00%	1.98%	2.00%	1.98%
Net investment income (loss)	(0.60)%	1.64%	0.11%	(0.08)%	0.79%
Supplemental data
Portfolio turnover rate	78%	84%	106%	158%	113%
Net assets, end of period (000’s omitted)	$1,714	$1,604	$707	$78	$10

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Administrator Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$18.80	$16.14	$13.99	$23.16	$23.40	$23.25
Net investment income	0.06 [2]	0.31	0.17 [2]	0.13	0.21 [2]	0.12
Net realized and unrealized gains (losses) on investments	(0.54)	2.53	2.15	(7.20)	1.11	3.47

Total from investment operations	(0.48)	2.84	2.32	(7.07)	1.32	3.59
Distributions to shareholders from
Net investment income	(0.28)	(0.18)	(0.17)	(0.22)	(0.15)	(0.02)
Net realized gains	0.00	0.00	0.00	(1.88)	(1.41)	(3.42)

Total distributions to shareholders	(0.28)	(0.18)	(0.17)	(2.10)	(1.56)	(3.44)
Net asset value, end of period	$18.04	$18.80	$16.14	$13.99	$23.16	$23.40
Total return[3]	(2.72)%	17.66%	16.83%	(33.08)%	5.75%	17.47%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.17%	1.19%	1.21%	1.17%	1.20%
Net expenses	1.13%	1.14%	1.11%	1.15%	1.15%	1.15%
Net investment income	0.26%	1.65%	1.21%	0.81%	0.91%	0.70%
Supplemental data
Portfolio turnover rate	78%	84%	106%	158%	113%	125%
Net assets, end of period (000’s omitted)	$62,122	$75,775	$95,005	$85,786	$119,079	$97,014

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Institutional Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$18.86	$16.19	$14.05	$23.26	$23.47	$23.28
Net investment income	0.10	0.33	0.21 [2]	0.18	0.29 [2]	0.20
Net realized and unrealized gains (losses) on investments	(0.52)	2.56	2.14	(7.22)	1.10	3.46

Total from investment operations	(0.42)	2.89	2.35	(7.04)	1.39	3.66
Distributions to shareholders from
Net investment income	(0.34)	(0.22)	(0.21)	(0.29)	(0.19)	(0.05)
Net realized gains	0.00	0.00	0.00	(1.88)	(1.41)	(3.42)

Total distributions to shareholders	(0.34)	(0.22)	(0.21)	(2.17)	(1.60)	(3.47)
Net asset value, end of period	$18.10	$18.86	$16.19	$14.05	$23.26	$23.47
Total return[3]	(2.46)%	17.97%	17.04%	(32.89)%	6.04%	17.77%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.91%	0.92%	0.96%	0.90%	0.92%
Net expenses	0.86%	0.89%	0.85%	0.90%	0.90%	0.90%
Net investment income	0.52%	2.02%	1.46%	1.06%	1.23%	0.93%
Supplemental data
Portfolio turnover rate	78%	84%	106%	158%	113%	125%
Net assets, end of period (000’s omitted)	$104,360	$129,945	$131,036	$112,753	$157,342	$137,471

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Special Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended October 31,
Investor Class	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$18.80	$16.13	$13.97	$23.11	$23.36	$23.23
Net investment income	0.02	0.28	0.14 [2]	0.14	0.18 [2]	0.10
Net realized and unrealized gains (losses) on investments	(0.53)	2.54	2.14	(7.23)	1.10	3.45

Total from investment operations	(0.51)	2.82	2.28	(7.09)	1.28	3.55
Distributions to shareholders from
Net investment income	(0.25)	(0.15)	(0.12)	(0.17)	(0.12)	0.00
Net realized gains	0.00	0.00	0.00	(1.88)	(1.41)	(3.42)

Total distributions to shareholders	(0.25)	(0.15)	(0.12)	(2.05)	(1.53)	(3.42)
Net asset value, end of period	$18.04	$18.80	$16.13	$13.97	$23.11	$23.36
Total return[3]	(2.88)%	17.53%	16.55%	(33.19)%	5.58%	17.26%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.44%	1.48%	1.54%	1.52%	1.54%
Net expenses	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%
Net investment income	0.08%	1.57%	1.02%	0.67%	0.76%	0.53%
Supplemental data
Portfolio turnover rate	78%	84%	106%	158%	113%	125%
Net assets, end of period (000’s omitted)	$336,239	$384,509	$362,184	$374,417	$839,228	$756,815

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

Notes to Financial Statements	Wells Fargo Advantage Special Mid Cap Value Fund	25

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(793,782)	$793,782

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, Special Mid Cap Value Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $53,960,596 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

26	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to Financial Statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$485,058,143	$0	$0	$485,058,143
Investment companies	6,467,593	0	0	6,467,593
Other	0	0	1,544,385	1,544,385
Short-term investments
Investment companies	26,783,859	111,333,606	0	138,117,465
	$518,309,595	$111,333,606	$1,544,385	$631,187,586

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Special Mid Cap Value Fund	27

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value

Other
Balance as of September 30, 2010	$2,099,805
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	213,766
Purchases	0
Sales	(769,186)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of September 30, 2011	$1,544,385
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$(158,135)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

28	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to Financial Statements

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $5,331 from the sale of Class A shares and $99 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended September 30, 2011 were $489,177,903 and $550,262,548, respectively.

6. ACQUISITION

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Mid Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Fundamental Mid Cap Value Fund received Class A, Class A, Class C and Institutional Class shares, respectively, of the Fund in the reorganization.

The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Fundamental Mid Cap Value Fund for 108,922 shares of the Fund valued at $1,878,754 at an exchange ratio of 0.52, 0.51, 0.52 and 0.51 for Class A, Class A, Class C and Institutional Class shares, respectively. The investment portfolio of Evergreen Fundamental Mid Cap Value Fund with a fair value of $1,880,512, identified cost of $1,874,594 and unrealized appreciation of $5,918 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Evergreen Fundamental Mid Cap Value Fund and the Fund immediately prior to the acquisition were $1,878,754 and $580,555,264, respectively. The aggregate net assets of the Fund immediately after the acquisition were $582,434,018. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Fundamental Mid Cap Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed November 1, 2009, the beginning of the annual reporting period for the Fund, the Fund’s pro forma results of operations for the period ended September 30, 2010 would have been:

Net investment income	$14,846,020
Net realized and unrealized gains on investments	$91,086,482
Net increase in net assets resulting from operations	$105,932,502

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $1,330 in commitment fees.

For the twelve months ended September 30, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,676,799, $5,974,842 and $6,014,963 of ordinary income for the year ended September 30, 2011, the eleven months ended September 30, 2010 and the year ended October 31, 2009, respectively.

Notes to Financial Statements	Wells Fargo Advantage Special Mid Cap Value Fund	29

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$165,129	$(47,266,143)	$(53,960,596)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

30	Wells Fargo Advantage Special Mid Cap Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Mid Cap Value Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $8,676,799 of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $17,347 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Special Mid Cap Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage Special Mid Cap Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205631 11-11 A234/AR234 9-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2010 and September 30, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Audit Fees were $2,794,770 and $2,798,022, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended September 30, 2010 and September 30, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2010 and September 30, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Tax Fees were $189,320 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Tax Fees were $247,390 and $307,025, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended September 30, 2010 and September 30, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended September 30, 2010 and September 30, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	November 23, 2011

By:

/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	November 23, 2011